UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip code)

Thomas E. Line, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code:	614-255-3333

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Diamond Hill Funds' ("Fund") shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank, or from the Diamond Hill Funds, if you invest directly with the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 888-226-5595.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly in a Diamond Hill Fund, you can call 888-226-5595 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all Diamond Hill Funds, if you invest directly with the Fund.

Annual Report

December 31, 2018

Small Cap Fund	**Financial Long-Short Fund**
Small-Mid Cap Fund	**Global Fund**
Mid Cap Fund	**Short Duration Total Return Fund**
Large Cap Fund	**Core Bond Fund**
All Cap Select Fund	**Corporate Credit Fund**
Long-Short Fund	**High Yield Fund**
Research Opportunities Fund	

This material must be preceded or accompanied by a current prospectus.
Not FDIC Insured. May Lose Value. No Bank Guarantee.

DIAMOND HILL | FUNDS

Table of Contents

Letter to Shareholders	1
Mission and Guiding Principles	5

Management Discussion of Fund Performance (Unaudited)
Diamond Hill Small Cap Fund	7
Diamond Hill Small-Mid Cap Fund	12
Diamond Hill Mid Cap Fund	15
Diamond Hill Large Cap Fund	18
Diamond Hill All Cap Select Fund	21
Diamond Hill Long-Short Fund	24
Diamond Hill Research Opportunities Fund	27
Diamond Hill Financial Long-Short Fund	30
Diamond Hill Global Fund	33
Diamond Hill Short Duration Total Return Fund	36
Diamond Hill Core Bond Fund	39
Diamond Hill Corporate Credit Fund	42
Diamond Hill High Yield Fund	46

Financial Statements
Schedules of Investments	50
Statements of Assets & Liabilities	102
Statements of Operations	105
Statements of Changes in Net Assets	108
Financial Highlights	122
Notes to Financial Statements	148
Report of Independent Registered Public Accounting Firm	166
Other Items	168
Schedule of Shareholder Expenses	173
Management of the Trust	176

Cautionary Statement: At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Investors should consider the investment objectives, risks, charges, and expenses of the Diamond Hill Funds carefully before investing. The prospectus or summary prospectus contain this and other important information about the Fund(s) and are available at diamond-hill.com or by calling 888.226.5595. Please read the prospectus or summary prospectus carefully before investing. The Diamond Hill Funds are distributed by Foreside Financial Services, LLC (Member FINRA). Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds.

After finishing 2017 at all-time highs, U.S. equity markets declined in 2018. For the Russell 1000 Index, it was the first decline since 2008. The outperformance of growth over value was once again a major theme through the first three quarters of the year, although value regained some ground in the fourth quarter. Still, the year ended with the Russell 1000 Growth Index outperforming the Russell 1000 Value Index by nearly 7%.

The trend toward passive management persisted in 2018. We continue to believe that Diamond Hill strategies will outperform their respective passive benchmarks over a full market cycle, supported by a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach, and alignment with our clients’ interests. As of December 31, 2018, the since-inception returns for most of our strategies exceeded their respective benchmark returns.

2018 Financial Markets

It was an eventful year for U.S. equity markets. Concern over rising interest rates and a budding global trade war drove a 10% decline in the Russell 1000 Index between late January and early February. Those fears were quickly overcome and from spring to fall the markets resembled 2017: a steady grind higher with little volatility. Driven by “growth” stocks, the Russell 1000 Index ended the third quarter up over 10% for the year.

Things had already started to change toward the end of September, though, which turned out to be the market’s peak for the year. Subsequently, the Russell 1000 Index declined approximately 20% at its low point and ended the year down nearly 5% on renewed concerns over the Federal Reserve’s policy, tariffs, and slowing global economic growth. Not surprisingly, small cap stocks fared worse in this challenging environment, with the Russell 2000 Index declining more than 11% for the year.

For the full year, only three sectors in the Russell 1000 Index had a positive return. Health care was the best-performing sector (+6.1%), followed by utilities (+4.6%) and information technology (+3.3%). Concern over a global economic slowdown made cyclical sectors the worst performers, with energy, materials, industrials, and financials all down over 10%.

The leading theme in the fixed income markets throughout the year was the Federal Reserve and its continued path towards rate normalization. For much of the year, Treasury yields climbed in tandem with the Federal Reserve’s ongoing rate hikes, although the long end of the curve did not increase as much as the front end, flattening the yield curve. However, Treasury yields peaked in early November as markets became more concerned about the risk of policy errors by governments across the globe. Risk assets, like stocks and high yield bonds, sold off and the Treasury market rallied into the end of the year.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 1

Letter to Shareholders

The Bloomberg Barclays U.S. Aggregate Index spent most of the year in negative territory until the final trading day of the year, when it delivered enough positive return to push the index return to 0.01% for 2018. This marked the lowest return for the index since 2013 and the second lowest return in the past eighteen years. The securitized market delivered strong returns for the year, leading the investment grade markets, while Treasuries experienced mixed results with the short end delivering positive returns and the long end delivering negative returns.

Investment grade and high yield corporate bonds followed a path similar to that of equities, with investment grade suffering its worst calendar year performance since 2008 and high yield delivering its worst performance since 2015. But, as corporate bonds are senior to equity in the capital structure, both investment grade and high yield held up better relative to equities in 2018. Fourteen out of the eighteen industries in the ICE BofAML U.S. High Yield Index delivered negative returns while financials, industrials and utilities in the Bloomberg Barclays U.S. Corporate Index were negative during the calendar year.

Outlook

Corporate tax reform benefitted U.S. companies throughout 2018. Repatriation of cash held overseas ticked up dramatically during the year, and we are seeing that cash being utilized for share repurchases and acquisitions. Lower tax rates also boosted earnings growth. However, the size of the boost will not repeat in 2019, and we believe that for many companies this benefit will largely be competed away over time. Our research team continues to evaluate the impact of tax reform on a company-by-company basis and updates estimates of intrinsic value accordingly.

Assessing the impact of macroeconomic factors has been more important in recent years, but it is just one of many factors that we consider. As always, bottom-up analysis is of primary importance in estimating the intrinsic value of an individual company, which includes both valuation and business fundamentals.

The size of previously implemented tariffs is small relative to the total economy, but larger and wider tariffs could be applied in the future, and for certain companies the impact is already large. We continually assess the impact on a company-by-company basis. Broadly speaking, we think cooler heads will prevail.

Low interest rates, high corporate profit margins, and steady economic growth with low inflation have driven strong equity market returns since the Great Recession. The high valuations that resulted made it challenging to find investment opportunities, but a broad range of businesses are becoming more attractive after the fourth quarter’s sell-off in equity markets. Discounts to intrinsic value have widened, and although we continue to be attracted to higher-quality businesses at this point in the economic cycle, we are incrementally spending more time analyzing cyclical businesses whose valuations seem to largely reflect a near-term recession. As always, we remain focused on assessing risk, which we define as the permanent loss of capital.

Despite the normalization of Fed policy and concern that it could push the economy into a recession, most economic indicators continue to show strength and suggest healthy near-term growth. With the fourth quarter’s sell-off in equity markets, price/earnings multiples are now lower than historical averages. Decent economic growth and a below-average starting point for

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Letter to Shareholders

price/earnings multiples should support equity returns over the next five years. However, returns could be held back if historically high corporate profit margins and below-average interest rates revert toward long-term averages. Together, these factors suggest to us that high-single digits is a reasonable expectation for equity market returns over the next five years.

We expect volatility in the fixed income markets to remain elevated for the foreseeable future as is typical late in the economic and market cycles. As such, we believe strong fundamental analysis and a focus on long-term company and collateral performance are the keys to security selection in our fixed income strategies.

We believe we can achieve better-than-market returns over the next five years through active portfolio management, and our primary focus is always on achieving value-added results for our clients. Our intrinsic value investment philosophy is shared by all of our portfolio managers and research analysts, allowing us to apply our investment discipline consistently across strategies.

Thank you for your continued support.

Diamond Hill Capital Management, Inc.

Chris Welch, CFA Co-Chief Investment Officer	Austin Hawley, CFA Co-Chief Investment Officer	Bill Zox, CFA Chief Investment Officer – Fixed Income

The views expressed are those of the portfolio managers as of December 31, 2018, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Russell 1000 Index is an unmanaged market-capitalization weighted index measuring the performance of the 1,000 largest companies, on a market capitalization basis, in the Russell 3000 Index. The Russell 1000 Value Index is an unmanaged market-capitalization weighted index measuring the performance of the large cap value segment of the U.S. equity universe including those Russell 1000 Index companies with lower expected growth values. The Russell 1000 Growth Index is a subset of the Russell 1000 Index and measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged market-capitalization weighted index measuring the performance of the 2,000 smallest U.S. companies, on a market capitalization basis, in the Russell 3000 Index.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 3

Letter to Shareholders

The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index representing the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities.

The ICE BofAML U.S. High Yield Index tracks the performance of the U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer.

These indices do not incur fees and expenses (which would lower the return) and are not available for direct investment.

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Our Mission

At Diamond Hill, we serve our clients by providing investment strategies that deliver lasting value through a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach and alignment with our clients’ interests.

VALUE

We believe market price and intrinsic value are independent in the short-term but tend to converge over time.

LONG-TERM

We maintain a long-term focus both in investment analysis and management of our business.

DISCIPLINE

We invest with discipline to increase potential return and protect capital.

PARTNERSHIP

We align our interests with those of our clients through significant personal investment in our strategies.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 5

The Guiding Principles of our Intrinsic Value Philosophy

●	Recognize that market price and intrinsic value tend to converge over a reasonable period of time

●	Possess a long-term investment temperament (five years or longer)

●	Only invest when the market price is below (above for short positions) intrinsic value

●	Treat every investment as a partial ownership interest in that company

Our intrinsic value philosophy is shared by all of our portfolio managers and research analysts, allowing us to apply our investment discipline consistently across all equity and fixed income strategies.

Each portfolio is supported by our entire research team, all of whom are dedicated to bottom-up, fundamental analysis and provide research coverage across the capital structure. Each team member covers small, mid and large capitalization companies, long and short opportunities, equity and debt, as well as global and domestic companies.

We believe we can achieve better-than-market returns over the long term through active portfolio management, and our primary focus is always on achieving value-added results for our clients.

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Management Discussion of Fund Performance (Unaudited)

Diamond Hill Small Cap Fund

2018 Portfolio Commentary

In 2018, the Diamond Hill Small Cap Fund (Class I) returned -14.88%, trailing the Russell 2000 Index return of -11.01% by 387 basis points, and the -12.86% return of the Russell 2000 Value Index by 202 basis points.

While growth indices once again outperformed value indices, one unusual (and painful) statistic is the uniformity with which more expensive stocks, as measured by P/E ratios, outperformed less expensive ones. According to Bank of America Merrill Lynch, returns by P/E quintile for the Russell 2000 Index in 2018 (with Quintile 1 representing the “cheapest” by P/E):

Quintile 1 – -21.1%
Quintile 2 – -15.7%
Quintile 3 – -11.1%
Quintile 4 – -8.9%
Quintile 5 – +1.6%
Non-earners – -12.1%

Also noteworthy, through the end of the third quarter, non-earners had actually outperformed companies with earnings by 8.7%. This corrected meaningfully in the fourth quarter sell-off. As seen above, non-earners trailed the Russell 2000 Index by about 1.1% for the full year,

In a rough attribution of the year’s performance relative to the Russell 2000 Index, factors leading to the underperformance included:

1.

Very poor stock performance in the industrials sector and parts of the consumer discretionary sector, particularly among holdings that are seen as more cyclical, despite a lack of notable signs of earnings deterioration thus far, or that have higher debt levels.

2.

Very poor stock performance in the banking industry within the financials sector. Credit quality, for the most part, continues to be good. Net interest margin pressure from a flattening yield curve, as well as slower loan growth, have been cited as potential negatives weighing on sentiment for bank stocks.

3.

A relative lack of exposure to the information technology sector, which was second only to utilities as the best performing sector in the Index. This sector, along with health care, tends to hold the most stocks in the most expensive quintiles referenced above, as well as many of the non-earners.

4.	Poor security selection in the energy sector, the worst performing sector in both the Russell 2000 Index and the portfolio.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 7

Diamond Hill Small Cap Fund

Partially offsetting these factors were the following:

1.

Strong security selection in the health care sector, tempered somewhat by the relatively low exposure to the part of the sector that held up better than the Russell 2000 Index. BioScrip (up 23%), and Integer Holdings (up 68%) were two standouts in this sector.

2.	Good performance in the insurance industry within the financials sector was aided by two acquisitions as well as Assured Guaranty (up 15%) and insurance broker Brown & Brown (up 8%).

3.	Our consumer staples holdings generally held their value better than other sectors in the market and the consumer staples holdings in the Russell 2000 Index.

4.

Concert promoter and ticketing company Live Nation Entertainment (up 16%), Puerto Rican bank Popular (up 36%), Post Holdings (up 12%), and utility UGI (up 16%) had continued solid fundamental performance and were rewarded by the equity market.

Our holdings in airlines, Allegiant Travel and Alaska Air Group, are classified within the industrial sector, though Allegiant serves almost all leisure travelers and Alaska a mix of business and leisure. Both stocks fared poorly in 2018 with Alaska down 16% and Allegiant down 34%. There are concerns that the reduction in jet fuel prices will accrue to the benefit of consumers, both in the form of undisciplined capacity growth as well as fare reductions, rather than to the airlines through better profit margins. While we doubt that the airlines will retain all the benefits of lower jet fuel prices (some will go toward lower fares), we have been encouraged by data supportive of the earnings prospects for these two companies. Allegiant has embarked on a major hotel/condo project in southwest Florida that is outside the company’s core past business, which has been negatively received by the market. Still, so long as this project is not a financial disaster, we believe Allegiant’s stock is attractive.

Avis Budget Group continued to experience extreme volatility in its stock price, and finished the year down 48%. Overall, the company’s adjusted EBITDA will likely be about $780 million for 2018, the mid-point of the company’s guidance at the beginning of the year. This was achieved in a somewhat unexpected fashion, as used car prices were much stronger than expected, benefitting the company’s fleet costs, while pricing has continued to be stagnant and the company’s European business in the peak summer months was somewhat disappointing. Avis continues to trade at among the highest free cash flow yields, approximately 15%, in the portfolio, and continues to repurchase shares.

Red Rock Resorts, a “locals” Las Vegas casino operator, was down 39% for the year. The company has been undertaking major renovations at the Palace Station as well as the Palms Casino, which has interrupted operations at both properties. The Las Vegas economy appears to still be strong and we expect higher absolute EBITDA after renovations are complete, which we believe should lead to a much higher stock price.

Banks in the portfolio were nearly uniformly negative, with Bank OZK being the poorest performer for the year. The bank has been a public company for 21 years, during which time the company’s net charge-off ratio for non-purchased loans (those the company underwrote

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Diamond Hill Small Cap Fund

themselves rather than acquired through acquisition of another bank) has been better than the industry average every year, and has cumulatively averaged only 36% of the industry’s charge-off rate. With this credit performance and growing loan and deposit balances, the bank has compounded tangible book value at a 21.7% clip over the past 11 years. While the bank was previously afforded a premium price-to-book ratio for this performance, the Fund purchased shares after this valuation had fallen to around average for all regional banks. During the first nine months of 2018, the stock fared poorly due to concerns about net interest margin compression and slower loan growth. In reporting third quarter earnings, the company disclosed charge offs of two loans in the Real Estate Services Group, raising concerns about the health of the commercial real estate portfolio overall. The company went to considerable length in stating its belief that these were isolated issues. While the total amount of the charge-offs, $45 million for which a $19 million provision had already been made, was not alarming (the bank has average earning assets of about $20 billion), the contrast with the company’s previous stellar credit history did cause fear and the stock dropped materially further. If credit quality proves to be a non-issue going forward, and we believe this is likely given statistics for the bank’s low loan-to-value ratios, diversification, and past underwriting history, we believe Bank OZK has a mid-20% expected return over the next five years from the year-end price of under $23.

Merger and acquisition activity in 2018 produced mixed results for the portfolio. On the favorable side, DST Systems was the largest positive contributor to the Fund due to SS&C Technologies’ acquisition of the company, which led to a 35% gain. Insurer Navigators Group announced that they were being bought by Hartford Financial Services in a cash deal leading to a 43% gain on the year. Reinsurer Validus Holdings agreed to be bought by American International Group, leading to a 46% gain on the year. Finally, LifePoint Health agreed to be purchased by Apollo Global Management controlled RegionalCare Hospital Partners Holdings, producing a 30% return for the year.

Less favorably, several portfolio holdings made acquisitions that were not well received by the market. Cincinnati Bell announced the acquisition of Hawaiian Telecom in 2017, but closed the deal in mid-2018. The resulting combined company will carry fairly high leverage, making a wide range of potential per share values for the equity possible. The stock declined 63% for the full year. Similarly, CommScope agreed to acquire Arris International resulting in a more leveraged company with greater exposure to digital set-top boxes at a juncture when “over-the-top” streaming services like Netflix, Hulu, and others continue to make inroads with consumers. We expected CommScope to use free cash flow to de-lever, and thus sold the stock following this announcement. Finally, the sentiment for auto-related stocks other than electric vehicles (think Tesla) or autonomous driving has been terrible. Tenneco was faring poorly as a stock despite slow-growing earnings that were generally in-line with our expectations. The company announced an agreement to buy Federal Mogul for cash and stock as well as the assumption of debt with future plans to separate into two companies – one focused on emissions control and another on ride control. What appeared as a stock with low expectations at less than 9x earnings, fell further to 4.5x 2018 expected earnings. Unless there is a severe auto recession, we believe the expected return for Tenneco is very attractive.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 9

Diamond Hill Small Cap Fund

While results in 2018 were disappointing from both an absolute and relative performance perspective, the portfolio at year-end traded at the largest discount to our estimate of intrinsic value for the individual holdings in many years. If corporate profit margins can be maintained near current levels, we believe these intrinsic value estimates will prove reasonably accurate, and the expected returns on the portfolio are now much higher given the lower starting equity prices. As we assume management of the Small Cap Fund, we are enthusiastic about these opportunities and the chance to earn favorable returns on your behalf.

Thank you for your continued support.

Aaron Monroe, CFA Portfolio Manager	Chris Welch, CFA Portfolio Manager

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Diamond Hill Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2000	-15.12%	2.32%	1.53%	9.61%	1.27%
Class C Shares	2/20/2001	-15.77	1.56	0.77	8.80	2.02
Class I Shares	4/29/2005	-14.88	2.62	1.81	9.94	0.98
Class Y Shares	12/30/2011	-14.79	2.73	1.94	9.92	0.86
BENCHMARK
Russell 2000 Index		-11.01	7.36	4.41	11.97	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/29/2000	-19.35	0.59	0.50	9.05	1.27
Class C Shares	2/20/2001	-16.53	1.56	0.77	8.80	2.02

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class I(A) and the Russell 2000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 11

Diamond Hill Small-Mid Cap Fund

2018 Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund (Class I) returned -12.56% in 2018 compared to a -10.00% return for the benchmark Russell 2500 Index. For the five-year period ended December 31, 2018, the Fund’s return was 4.07%, while the Russell 2500 Index returned 5.15% over the same period. In the 13 years since inception, the Fund’s return of 7.58% was approximately in-line with the 7.50% benchmark return. The 2018 results were driven by unfavorable stock selection in the consumer discretionary, information technology and industrials sectors, partially offset by favorable stock selection in the health care sector as well as our high single digit average cash position.

The first three quarters of the year was a period during which it was difficult to find attractively valued new ideas for the portfolio. That changed in the year’s final three months, as concerns about slowing economic growth led to a sharp decline in stock prices. These lower prices gave us the opportunity to deploy a meaningful amount of cash, both adding to existing positions as well as purchasing new businesses for the portfolio. After entering the fourth quarter with an 8.5% cash position, we closed out the year with cash at 3.1%, the lowest cash position we’ve held in seven years.

Our portfolio returns relative to the benchmark also differed dramatically over the course of the year. During the first nine months, our 2.58% return fell far behind the benchmark’s gain of 10.41%. However, as on a number of occasions in the past, the portfolio protected client capital notably better than the benchmark during the decline in the fourth quarter. Our portfolio gave up 14.76% in value in those three months, while the Russell 2500 Index dropped 18.49% in value. We are disappointed to trail the benchmark for the full year, but pleased that we were able to protect capital better than the benchmark during the year’s sharpest decline.

In 2018, four companies in the portfolio announced that they would be acquired at meaningful premiums to their prior trading prices. The acquisitions of Validus Holdings, XL Group and LifePoint Health were all completed during the year, while that of The Navigators Group is scheduled for completion in the first half of 2019. Such acquisitions have historically been a welcome contribution to our investment returns, and they are a natural result of our ownership of businesses that are trading comfortably below our estimates of their intrinsic value.

We bought as many new companies for the portfolio in 2018 as we had in the prior two years combined. Despite the new positions, our annual turnover of 26% was right in the middle of our long-term projected range of 20%-30%. Among our new holdings is WPX Energy, which has significant low-cost, oil-heavy acreage in the Permian Basin. WPX has the qualities we are looking for when seeking investments in energy stocks in this shale-driven environment: low-cost production, a solid balance sheet, and a strong management team. Oil prices fell sharply in the final quarter, leading to a significant decline in WPX’s stock price. Such declines give us opportunities to buy companies with advantageous positions at very attractive valuations.

Earlier in the year, we also initiated a new position in Alaska Air Group, which is a major user of oil and thus benefits on the cost side from price declines in the energy space. Alaska Air was suffering from a number of short-term challenges at the time of our purchase, including rising

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Diamond Hill Small-Mid Cap Fund

fuel and labor costs, increased competition in their California operations, and ongoing execution and balance sheet risk from the integration of their 2016 acquisition of Virgin America. Alaska Air’s management team is one of the very best in the business, and we have confidence they will lead the company through these challenges effectively whatever the macro environment brings.

I’d like to once again highlight our large team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. Their breadth and depth of research allows us to maintain at all times a portfolio that we believe is best positioned to deliver favorable returns to you over the next five years.

Following the year-end decline, stocks in the small-mid cap segment of the market appear as reasonably priced as they have been since late summer of 2015 and early 2016, though not quite to the levels we experienced in the fall of 2011, and nowhere near as attractive as during the depths of the Financial Crisis. While price-to-earnings ratios are modestly below long-term averages, the key variable will be the ability of companies to maintain profit margins at their current all-time high levels. If this can be accomplished, stocks look favorably priced and investors stand to earn quite satisfactory returns going forward. However, if profit margins come under pressure, the situation could change rapidly. Our approach to investing centers on always maintaining a margin of safety in our stock selections, and we remain ever-mindful of key risks when we assess investment opportunities for the portfolio.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA
Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 13

Diamond Hill Small-Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	-12.80%	3.63%	3.79%	12.54%	1.22%
Class C Shares	12/30/2005	-13.46	2.86	3.01	11.71	1.97
Class I Shares	12/30/2005	-12.56	3.93	4.07	12.88	0.93
Class Y Shares	12/30/2011	-12.42	4.06	4.22	12.86	0.81
BENCHMARK
Russell 2500 Index		-10.00	7.32	5.15	13.15	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	-17.16	1.88	2.74	11.97	1.22
Class C Shares	12/30/2005	-14.29	2.86	3.01	11.71	1.97

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class I(A) and the Russell 2500 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

14 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

2018 Portfolio Commentary

The Diamond Hill Mid Cap Fund (Class I) returned -10.31% in 2018 compared to a -9.06% return for the benchmark Russell Midcap Index. For the five-year period ended December 31, 2018, the Fund’s return was 5.01%, while the Russell Midcap Index returned 6.26% over the same period. The 2018 results were driven by unfavorable stock selection in the energy, information technology, and consumer discretionary sectors, partially offset by favorable stock selection in the health care sector as well as our high single digit average cash position.

The first three quarters of the year was a period during which it was difficult to find attractively valued new ideas for the portfolio. That changed in the year’s final three months, as concerns about slowing economic growth led to a sharp decline in stock prices. These lower prices gave us the opportunity to deploy a meaningful amount of cash, both adding to existing positions as well as purchasing new businesses for the portfolio. After entering the fourth quarter with an 8.5% cash position, we closed out the year with cash at 3.5%, the lowest cash position we’ve held in the five years since the inception of the Mid Cap Fund.

Our portfolio returns relative to the benchmark also differed dramatically over the course of the year. During the first nine months, our 3.72% return fell far behind the benchmark’s gain of 7.46%. However, as on a number of occasions in the past, the portfolio protected client capital notably better than the benchmark during the decline in the fourth quarter. Our portfolio gave up 13.53% in value in those three months, while the Russell Midcap Index dropped 15.37% in value. We are disappointed to trail the benchmark for the full year, but pleased that we were able to protect capital better than the benchmark during the year’s sharpest decline.

In 2018, three companies in the portfolio announced that they would be acquired at meaningful premiums to their prior trading prices. The acquisitions of Validus Holdings Ltd., XL Group Ltd. and LifePoint Health were all completed during the year. Such acquisitions have historically been a welcome contribution to our investment returns, and they are a natural result of our ownership of businesses that are trading comfortably below our estimates of their intrinsic value.

We bought more new companies for the portfolio in 2018 than we had in either of the prior two years. Despite the new positions, our annual turnover of 20% was at the low end of our long-term projected range of 20-30%. Among our new holdings is Noble Energy. Noble has low-cost, oil-heavy acreage in the Permian Basin of west Texas as well as in Colorado’s DJ Basin. The company also is developing a large natural gas field in the Mediterranean Sea. Much of the future production from this field is now in contract, de-risking the project, and the pricing is linked to oil prices, providing a more stable revenue stream than one based on U.S. natural gas prices. Oil prices fell sharply in the final quarter, leading to a significant decline in Noble’s stock price. Such declines give us opportunities to buy companies with advantageous positions at very attractive valuations.

Earlier in the year, we also initiated a new position in Alaska Air Group, which is a major user of oil and thus benefits on the cost side from price declines in the energy space. Alaska Air was suffering from a number of short-term challenges at the time of our purchase, including rising fuel and labor costs, increased competition in their California operations, and ongoing execution

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 15

Diamond Hill Mid Cap Fund

and balance sheet risk from the integration of their 2016 acquisition of Virgin America. Alaska Air’s management team is one of the very best in the business, and we have confidence they will lead the company through these challenges effectively whatever the macro environment brings.

I’d like to once again highlight our large team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. Their breadth and depth of research allows us to maintain at all times a portfolio that we believe is best positioned to deliver favorable returns to you over the next five years.

Following the year-end decline, stocks in the mid cap segment of the market appear as reasonably priced as they have been since late summer of 2015 and early 2016, though not quite to the levels seen in the fall of 2011, and nowhere near as attractive as during the depths of the Financial Crisis. While price-to-earnings ratios are modestly below long-term averages, the key variable will be the ability of companies to maintain profit margins at their current all-time high levels. If this can be accomplished, stocks look favorably priced and investors stand to earn quite satisfactory returns going forward. However, if profit margins come under pressure, the situation could change rapidly. Our approach to investing centers on maintaining a margin of safety in our stock selections, and we remain ever-mindful of key risks when we assess investment opportunities for the portfolio.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA
Portfolio Manager

16 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2013	-10.56%	5.23%	4.71%	1.07%
Class I Shares	12/31/2013	-10.31	5.51	5.01	0.78
Class Y Shares	12/31/2013	-10.17	5.64	5.13	0.66
BENCHMARK
Russell Midcap Index		-9.06	7.04	6.26	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/31/2013	-15.04	3.46	3.64	1.07

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases is 5.00%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Mid Cap Fund Class I(A) and the Russell Midcap Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell Midcap Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the 800 smallest companies in the Russell 1000 Index. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 17

Diamond Hill Large Cap Fund

2018 Portfolio Commentary

The Diamond Hill Large Cap Fund (Class I) returned -9.63% in 2018 compared to -4.78% for the Russell 1000 Index. The year was very disappointing, as the positive performance in the first three quarters of the year was overwhelmed by the sharp sell-off in the fourth quarter. Many reasons were offered to explain this market behavior but in our opinion the dominant issue was the Federal Reserve’s decision to aggressively raise interest rates throughout the year. As interest rates rose, there were signs of economic slowdown in cyclically-sensitive industries, and commodity prices began a meaningful decline. As the year was ending, it became apparent the Federal Reserve was reviewing their policy regarding rising rates. It appears they will be more guarded in their actions until a clear understanding of the economic impact can be assessed. This has provided some reassurance to investors that interest rates appear to be stabilizing.

The impact of rising interest rates on the economy had their effects on the stock market as well. The financials sector performed poorly as investors became concerned asset quality could falter. Energy stocks also suffered due to falling oil prices. These impacts flowed through to our portfolios. Our financials holdings are substantial due to their inexpensive valuation. While our energy holdings are meaningfully smaller, these stocks are heavily levered to interest rates. As a result, many of the investments in these sectors proved to be a drag on portfolio performance.

Once again in 2018, the health care sector provided the greatest positive contribution to the Fund’s performance. We had a substantial investment in the sector in 2018, and the relative stability of the sector at a time of slowing economic activity made health care stocks attractive. Abbott Laboratories was the largest position in the portfolio by year-end, and the shares returned 29% for the year making it the leading health care performer in the portfolio. Continued strong earnings growth, which was aided by the successful consolidation of important recent acquisitions, helped drive the performance. Aetna and Pfizer were large positions which also returned in excess of 20%. Aetna benefited from the completion of the acquisition by CVS Health, while Pfizer’s improved new product pipeline made investors more optimistic. Gilead Sciences was a new position in 2018 and while its near-term performance has been disappointing, we still own the shares as we are quite positive regarding the long-term outlook.

The industrials holdings in the portfolio were also strong contributors to the Fund’s relative performance. While the sector itself performed poorly in 2018, our relatively small position combined with the strong performance of some individual investments led to the good relative, if not absolute, performance. Importantly, our position in United Continental Holdings performed particularly well, as strong revenue growth combined with the potential of margin expansion driven by reduced energy costs led to the shares appreciating over 24% in 2018. Verisk Analytics is a unique data services company that appreciated 13% as they experienced strong and economically-insensitive earnings growth. Parker-Hannifin is one industrial company that performed poorly due to concerns surrounding demand from its economically sensitive customers. We are optimistic regarding the long-term outlook of the company, so we have maintained our position.

18 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

The performance of our energy holdings was disappointing in 2018. We kept a relatively small position in the sector due to secular pressure on the commodity price. However, we were disappointed our individual holdings performed poorly. Devon Energy and Cimarex Energy were selected because of their unique asset base. Their North American operations are politically secure, and their assets lend themselves to improving technology to drive volume growth. However, the fourth quarter sell-off in oil prices left them exposed to the possibilities of reduced earnings and cash flow. Both Devon and Cimarex were down in excess of 45% for the year. Most of this disappointing performance happened in the fourth quarter in reaction to falling oil prices. Both companies remain in the portfolio, as we see considerable opportunity for recovery in a better commodity price environment. Given a long-term perspective, these appear to be attractive investments.

The financials sector remains our largest investment in the portfolio, but the performance of the sector was disappointing in 2018. For the most part, this disappointment reflects market concerns of problems which may develop rather than the performance of individual companies. Asset quality remains a concern, but there is little indication that bank balance sheets are under pressure. This may simply reflect a hypersensitive population of investors who suffered considerably in the Financial Crisis of 2008. There is no indication of this kind of stress currently in the shares of our financial companies. For example, shares of Citigroup were down over 28% even as company fundamentals remained stable. The fourth quarter sell-off in the shares, in our opinion, are overdone due to fears of what might develop even as the company itself is meeting financial targets. Discover Financial Services is another large financial holding which was down over 21% in 2018. This performance was disappointing, but we see no fundamental issues with the company to justify the decline. Therefore, we have been happy to maintain the position.

2018 was a disappointing year for equity markets. Modest gains in the first three quarters of the year were overwhelmed by a disappointing fourth quarter. Much of this sell-off, in our opinion, was driven by rising interest rates as the Federal Reserve tightened lending conditions in response to what central bankers feared was an overheating economy. As the year was concluding, the Federal Reserve indicated more flexibility in 2019, but that was only after the considerable market sell-off. Still, we feel much of the interest rate increase is behind us leaving year end valuations very attractive. We remain fully invested as we continue to find meaningful opportunities in equity markets.

We remain grateful for the opportunities provided to us by shareholders and we look forward to 2019. While the market sell-off in the fourth quarter led to a disappointing year, it does not indicate a change in our long-term outlook. We have invested in a variety of markets and while the sell-off is disappointing, it is very similar to past declines. The sell-off certainly does not change our view that equity markets provide an attractive opportunity for long-term investors.

Chuck Bath, CFA Portfolio Manager	Austin Hawley, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 19

Diamond Hill Large Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/29/2001	-9.88%	7.29%	6.17%	11.64%	0.96%
Class C Shares	9/25/2001	-10.57	6.48	5.37	10.81	1.71
Class I Shares	1/31/2005	-9.63	7.61	6.47	11.97	0.67
Class Y Shares	12/30/2011	-9.53	7.72	6.59	11.96	0.55
BENCHMARK
Russell 1000 Index		-4.78	9.09	8.21	13.28	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/29/2001	-14.38	5.47	5.09	11.07	0.96
Class C Shares	9/25/2001	-11.44	6.48	5.37	10.81	1.71

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class I(A) and the Russell 1000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

20 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill All Cap Select Fund

2018 Portfolio Commentary

Positive returns through the first three quarters of 2018 were overwhelmed by a sharp market sell-off in the fourth quarter, leaving equity indices in negative territory for the year. Growth stocks once again significantly outperformed Value stocks in 2018, with the Russell 3000 Growth Index returning -2.12%, while the Russell 3000 Value Index returned -8.58%, and larger companies outperformed smaller companies. This backdrop provided headwinds for the All Cap Select Fund relative to the Russell 3000 Index given our price conscious investment strategy and increasing exposure to small and mid-cap companies over the course of the year. For the year, the Fund (Class I) declined 12.02% while the Russell 3000 Index declined 5.24%.

Rising interest rates, slowing global growth and trade tensions between the U.S. and China were the most cited reasons for the end of year sell-off in equities. These factors disproportionately weighed on the shares of more cyclical companies, companies with leverage, and small cap companies. Financials declined sharply in the fourth quarter and ended the year as one of the worst performing sectors. Investors focused on the impact a slowing economy could have on the credit cycle, potentially leading to lower earnings for many companies in the financials sector, especially those facing revenue growth pressures from a flattening yield curve. Our overweight position in financials combined with poor security selection within the sector was the largest detractor from relative performance in 2018.

Financials has been the largest sector exposure in the Fund for the past several years, and we continue to be attracted to the valuations available across a number of industries within this sector. While we acknowledge that the current credit environment has been unusually benign for an extended period of time and is unlikely to continue indefinitely, we believe share prices reflect, in many cases, a dire scenario more similar to that experienced in the financial crisis of 2008 and not what is a more normal recessionary period. For instance, Bank OZK, a new position during 2018, declined more than 50% from our initial purchase after disclosing increased loan loss provision on two relatively small loans in the third quarter. Even after the increased provision, Bank OZK was solidly profitable for the quarter and is expected to have credit losses well below industry averages for the full year, consistent with its superior long-term credit underwriting. Yet the stock traded down to a single-digit multiple of earnings and a discount to tangible book value per share, levels consistent with those seen in the financial crisis of 2008. Many small and medium sized banks, such as Fund holding BankUnited, also experienced steep declines in their share prices throughout the year. Life insurance was another area within financials that continued to be out of favor. MetLife and Brighthouse Financial both saw significant declines in their share prices despite fundamentals that were consistent with our expectations. One notable success within financials during the year was Validus Holdings, the Bermuda-based reinsurer, which announced an all-cash sale to AIG during the first half of the year.

Energy was the worst performing sector in the Russell 3000 Index during 2018, and while we had a modest underweight allocation to the sector, poor security selection overwhelmed the impact of allocation and led to a negative relative contribution to return. We had no energy exposure entering the year and were clearly too early in re-initiating one as various near-term events

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 21

Diamond Hill All Cap Select Fund

pushed oil prices and stock prices lower. That said, we believe the long-term drivers are in place such that increasing volumes will be demanded of our Permian basin holdings and that higher oil prices will be realized.

Industrials was also one of the poorest performing sectors in the Russell 3000 Index during the year, but despite our overweight allocation, it generated significant positive relative results for the Fund. Our significant exposure to airline United Continental Holdings and commercial services provider Verisk Analytics were the key drivers of this performance, with both posting over 20% total returns. United has been successful in controlling costs even while growing, and filling capacity at above industry rates. The nature in which they have added this capacity, increasing connecting flights to United hub cities, has prevented a competitive industry response. Verisk Analytics posted impressive results throughout 2018, growing organic revenue at high single digit rates, driven in large part by strong demand for its growing suite of insurance industry products. We sold our position in Verisk Analytics late in the year to fund purchases of more discounted companies.

Two of the distinguishing characteristics of the All Cap Select Fund are its broad investable universe, composed of both small and large companies, and its limited number of holdings (30-40). We believe one of our jobs as capital allocators is to capture, to the best of our abilities, attractive investment opportunities as they arise within our broad universe. That means moving into small cap and out of large cap if that is where we see more value, and it also means becoming more concentrated in our best ideas when discounts to our estimates of intrinsic value are wide. Over the course of 2018 we did just that, increasing our weighting in small and medium sized companies as valuations became more attractive, and concentrating the Fund in a smaller number of high-conviction holdings. We ended 2018 with 31 holdings, near the low end of our stated range, and the median market capitalization of our holdings was approximately $9B, down from nearly $17B a year earlier. We are excited about the prospects for our portfolio holdings and the valuations at which we have been able to purchase them, and we believe we are well positioned to deliver excellent returns over the long term.

We appreciate your support.

Austin Hawley, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

22 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill All Cap Select Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	-12.31%	4.77%	4.76%	11.19%	1.16%
Class C Shares	12/30/2005	-12.93	4.00	3.97	10.41	1.91
Class I Shares	12/30/2005	-12.02	5.09	5.06	11.59	0.87
Class Y Shares	12/30/2011	-11.95	5.18	5.17	11.50	0.75
BENCHMARK
Russell 3000 Index		-5.24	8.97	7.91	13.18	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	-16.68	3.00	3.70	10.62	1.16
Class C Shares	12/30/2005	-13.72	4.00	3.97	10.41	1.91

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill All Cap Select Fund Class I(A) and the Russell 3000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 23

Diamond Hill Long-Short Fund

2018 Portfolio Commentary

The Diamond Hill Long-Short Fund (Class I) returned -7.04% in 2018 compared to -4.78% for the long-only Russell 1000 Index and -1.92% for the blended benchmark (60% Russell 1000 Index/40% ICE Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index). The portfolio lagged the blended benchmark, which takes into account the portfolio’s general 60% net long bias, by over 5% for the year, while the five-year annualized return trailed by 2.32%. During the year, the long side of the portfolio underperformed the market; however, this was partially offset by the performance of our short portfolio, which also declined more than the Russell 1000 Index, as a number of our short positions saw meaningful declines late in the year.

The net exposure of the portfolio was modestly above our blended benchmark for the most of the year. We maintained net long exposure between 58% and 68% during 2018 and finished the year at the high end of that range. The increase was driven by a meaningful expansion in our long exposure during the fourth quarter combined with a more modest reduction in our gross short exposure.

On the long side of the portfolio, health care and information technology provided the biggest positive contributions to return. Abbott Laboratories, Medtronic, and Pfizer were all strong performers in a weak overall market environment. Abbott in particular performed very well fundamentally during 2018. However, its valuation has expanded over the past couple of years and now trades at only modest discount to fair value estimate. The current reduced position size reflects the narrower margin of safety . Within the information technology sector, Microsoft was clearly the largest contributor, as the company continued to demonstrate the power of its overall franchise and more specifically its growing presence within commercial cloud computing. Other long holdings that contributed to performance during the year were United Continental Holdings and Popular. United continued to perform very well within an airline industry that appears now to be sufficiently consolidated, so we should expect rational competitive behavior and attractive returns going forward. Popular is a Puerto Rico-based bank that has seen a strong recovery after the 2017 Hurricane Maria devastation. After the strong performance in 2018, the stock became much less attractive compared to other banks and was swapped into relatively higher expected return opportunities.

As mentioned above, the short portfolio underperformed the Russell 1000 by a nice margin for the year and provided some offset to the declines on the long side of the portfolio. Consumer discretionary and energy were the largest sector contributors. Retailers Big Lots and Children’s Place, along with apparel manufacturer Under Armour, were the biggest positive contributors within consumer discretionary. Meanwhile, the energy sector benefited from sharp declines in Core Laboratories and Southwestern Energy.

2018 was another growth-lead year, as evidenced by the performance gap in returns between the Russell 1000 Growth Index and the Russell 1000 Value Index. This was the second consecutive year of outperformance of growth vs. value and largest two-year spread we have seen since the 1998-1999 time period. However, we do not expect this dynamic to continue. Additionally, we now believe the outlook for domestic equities has improved meaningfully after the late year sell-

24 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

off. As always, we are focused on long time horizons and buying good (or better) businesses at average (or better) prices. Our exposures and net positioning will, at any given point in time, be dictated by the sum of the individual opportunities we are finding in the market.

We appreciate your continued support.

Chris Bingaman, CFA Portfolio Manager	Jason Downey, CFA Portfolio Manager	Nate Palmer, CFA Assistant Portfolio Manger

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 25

Diamond Hill Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/30/2000	-7.30%	2.59%	2.63%	6.28%	1.74%
Class C Shares	2/13/2001	-7.96	1.83	1.87	5.49	2.49
Class I Shares	1/31/2005	-7.04	2.89	2.93	6.59	1.45
Class Y Shares	12/30/2011	-6.89	3.01	3.05	6.59	1.33
BENCHMARK
Russell 1000 Index		-4.78	9.09	8.21	13.28	—
60% Russell 1000 Index/40% ICE BofAML U.S. T-Bill 0-3 Mo. Index		-1.92	5.93	5.25	8.17	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/30/2000	-11.95	0.85	1.58	5.73	1.74
Class C Shares	2/13/2001	-8.84	1.83	1.87	5.49	2.49

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class I(A), the Russell 1000 Index and the Blended Index (60% Russell 1000 Index and 40% ICE BofAML U.S. T-Bill 0-3 Month Index)

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The Blended Index represents a 60% weighting of the Russell 1000 Index as described above and a 40% weighting of the ICE BofAML U.S. T-Bill 0-3 Month Index. The ICE BofAML U.S. T-Bill 0-3 Month Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

26 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

2018 Portfolio Commentary

The Diamond Hill Research Opportunities Fund (Class I) returned -12.86% during 2018 compared to a -5.24% return for our primary benchmark, the long-only Russell 3000 Index. At Diamond Hill, we have a long-term investment horizon and evaluate our performance over rolling five-year periods. At the end of 2018, our five-year annualized return was 2.02% versus 7.91% for the Russell 3000 Index. During 2016, we added a secondary benchmark, which reflected our long-term average net exposure. This benchmark is comprised of 75% Russell 3000 Index and 25% ICE Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index. The performance of this secondary benchmark was -3.31% and 6.16% for the trailing one-year and five-year periods, respectively.

Our most recent five-year results have not met the standards we set for ourselves. During 2018, the underperformance was largely attributable to our long book, as our short portfolio was a net positive contributor on the year. Net exposure was relatively consistent throughout the year in the mid-to-high 80’s and we ended the year with net exposure of 85%, compared to the Fund’s five-year average of 79%. Gross exposure ended 2018 at 123%, which is consistent with the 123% at year-end 2017.

The two largest contributors to absolute performance during 2018 were holdings in airline United Continental Holdings and data analytics provider Verisk Analytics. United’s revenues continued to exceed market expectations due to strong demand and encouraging results from company-specific initiatives. Verisk delivered strong revenue and earnings growth. Results in the insurance portion of the business, which is over 70% of revenue and 80% of earnings, were particularly favorable.

The largest detractors from absolute return during the year were long positions in Bank OZK, Red Rock Resorts, and NVR. We initiated our investment in Bank OZK in January 2018 after following the company and its track record of compounding intrinsic value that is well above peers for many years. Fears of slowing loan growth, net interest margin pressure, and general concerns about commercial real estate began to weigh on the shares following second quarter earnings. Poor third quarter results that included more margin pressure than expected and two negative credit developments in their real estate book fueled investor concerns. We believe the credit developments are isolated incidents and the outsized reaction to the results was unwarranted.

Red Rocks Resorts’ short-term results proved disappointing primarily due to renovation disruption at their Palace Stations and Palms properties. They also increased their budget for the construction at the Palms by over 10% due to increases in labor and material costs. We believe these developments were a reset to short-term expectations, but they do not impact our perception of the value or attractiveness of the business. Despite decent fundamental results, shares of NVR underperformed due to significant bearish sentiment toward the homebuilding industry stemming from the impact of rising interest rates and concerns regarding affordability.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 27

Diamond Hill Research Opportunities Fund

As of December 31, 2018, the Fund held 92 long and 44 short positions, with the top 10 positions representing 32% of net assets. Non-U.S. based investments made up 15.3% of Fund assets, slightly down from 15.4% at year-end 2017.

We want to thank shareholders for their support and look forward to working together in the years ahead.

Diamond Hill Research Analysts

28 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Since Inception*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2011	-13.06%	2.50%	1.76%	10.16%	1.80%
Class C Shares	12/30/2011	-13.74	1.70	0.98	9.34	2.55
Class I Shares	12/30/2011	-12.86	2.77	2.02	10.46	1.51
Class Y Shares	12/30/2011	-12.73	2.91	2.16	10.61	1.39
BENCHMARK
Russell 3000 Index		-5.24	8.97	7.91	14.88	—
75% Russell 3000 Index/25% ICE BofAML U.S. T-Bill 0-3 Mo. Index		-3.31	7.05	6.16	11.25	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2011	-17.41	0.76	0.72	9.58	1.80
Class C Shares	12/30/2011	-14.57	1.70	0.98	9.34	2.55

**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
***	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class I(A), the Russell 3000 Index and the Blended Index (75% Russell 3000 Index and 25% ICE BofAML U.S. T-Bill 0-3 Mo. Index).

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Blended Index represents a 75% weighting of the Russell 3000 Index and a 25% weighting of the ICE BofAML U.S. T-Bill 0-3 Month Index. The ICE BofAML U.S. T-Bill 0-3 Month Index is comprised of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*

The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L. P. (the “Research Partnership”), a private fund managed with full investment authority by the Fund’s Adviser for periods prior to the fund’s inception date. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund for the period prior to December 30, 2011. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 29

Diamond Hill Financial Long-Short Fund

2018 Portfolio Commentary

The Diamond Hill Financial Long-Short Fund (Class I) generated a return of -17.60%, lagging the Russell 3000 Financials Index, the Fund’s primary benchmark, which returned -8.35% in 2018. The Fund’s secondary blended benchmark (80% Russell 3000 Financials Index/20% ICE Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index), which we introduced in 2016, returned -6.24%. For the trailing five-year period, the Fund generated an annualized return of 2.62% versus 8.29% for the long-only benchmark and 6.84% for the blended secondary benchmark. The Fund has averaged 81% net exposure over the last five years.

While 2018 was challenging for financial stocks, the last three months of the year led to much of the underperformance as interest rate movements, financial market turmoil, and economic growth concerns combined to push the sector lower.

The primary concern as 2018 came to an end was the lateness of the economic cycle and the possibility for recession. Volatility, as measured by the CBOE Volatility Index, spiked by nearly two-thirds during the fourth quarter and investors sold risk assets on the fear that the U.S. (and global) economy is reaching the end of the economic cycle. The December Federal Open Market Committee (FOMC) meeting saw the Federal Reserve raise short-term interest rates for the fourth time in 2018, bringing the federal funds rate to between 2.25% and 2.5%, the ninth such rise going back to December 2015. There is increased focus on the possibility of a policy mistake in which the central bank tightens too much and ultimately tips the economy into a recession. However, a recessionary environment has yet to appear in the economic data, as employment statistics remain healthy and inflation remains under control. Analysts are lowering forecasts for 2019 U.S. GDP growth and longer-term rates appear to be capped as the Fed continues to raise short-term rates. We are paying attention to the post-financial crisis of 2008 debt load held by both consumers and nonfinancial corporations, but with interest rates low and cash levels healthy, we aren’t overly concerned yet.

Notable Russell 3000 Financials Index sector laggards in 2018 include the banks, thrifts and mortgage finance (-16.48%) and capital markets (-15.31%) sectors, as well as the insurance (-9.08%) segment. Consumer financial services (5.55%) and diversified financial services (1.44%) held up relatively well.

Looking specifically at the Fund, shares of Validus Holdings, Popular, and American Campus Communities were the largest positive contributors to absolute return for the year. Validus was acquired by AIG at a significant premium for shareholders. Long-time Fund holding Popular, a Puerto Rico-based banking institution and top detractor in 2018, generated better-than-expected results after Hurricane Maria related losses came in lower than feared and our expectation of an economic recovery in Puerto Rico materialized. American Campus Communities, a defensive REIT focused on the student housing industry, benefited from stable fundamentals and steady internal growth.

The largest drags on the portfolio were Bank OZK, Mr. Cooper Group, and Brighthouse Financial. Bank OZK, a high-quality mid-cap bank, reported disappointing third quarter results that included two credit related issues that fueled concerns about the health of its commercial real

30 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

estate portfolio. We believe these were isolated events underwritten before the financial crisis of 2008 and are not indicative of the quality of the rest of their loan portfolio. Mr. Cooper, formerly long-time Fund holding Nationstar Mortgage, was primarily impacted by selling pressure from legacy shareholders of the predecessor company, as fundamentals remain strong. Brighthouse, a life insurance and annuity provider spun out of insurance holding MetLife, underperformed primarily due to exposure to both interest rates and the equity market sell-off.

As a reminder, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio as well as the ability to utilize short selling. We intend to use our short positions as a way to enhance the performance of the Fund over time, not simply as a “hedge” to mitigate our long exposure or volatility. Our short exposure will typically be much smaller than our long exposure; therefore, we will have fewer and generally smaller short positions. Our best performing short idea in 2018 was First American Financial Corp., a leading provider of title insurance and settlement services to the real estate and mortgage industries, which was pressured by slowing home transaction rates.

Over the last several years, the research team at Diamond Hill has expanded its coverage to include more international companies. As our financials sector team finds interesting investment ideas around the globe, we intend to use some of the best of those ideas in the Fund, investing up to 20% of Fund assets in international financial services companies. During 2018 we initiated a position in Banco Bilbao Vizcaya Argentaria, S.A., Spain’s second-largest bank by assets. We are attracted to its large operating presence in several higher-growth, higher-return markets around the world such as Mexico, Turkey, and South America, as well as its efforts in digitization and financial technology.

As we begin 2019, we are of the opinion that much of the recent selling looks to be a bit overdone unless we are headed into a deep recession or a financial crisis—neither of which we see in the cards at this point. Valuations are more compelling than we have seen in quite some time and earnings and profitability for most segments of the financials sector are strong. Dividend payments and share repurchases have increased at many of the largest financial institutions as the industry has adjusted to numerous challenges. Banks are now generating the highest returns on tangible common equity we have seen in the decade post-financial crisis of 2008.

We believe that tighter financial conditions, rising volatility, and various geopolitical risks (U.S. politics, trade war scenarios, growing protectionism around the globe, Brexit, etc.) make stock selection even more important. We continue to find opportunity in high-quality companies that fit our long-term investment strategy based on fundamental research and discount to intrinsic value.

We would like to thank our shareholders for your continued support of the Fund.

Josh Barber, CFA Portfolio Manager	John Loesch, CFA Portfolio Manager	Krishna Mohanraj, CFA Portfolio Manager	Tyler Ventura, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 31

Diamond Hill Financial Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	8/1/1997	-17.86%	2.86%	2.33%	9.39%	1.85%
Class C Shares	6/3/1999	-18.44	2.08	1.58	8.58	2.60
Class I Shares	12/31/2006	-17.60	3.17	2.62	9.73	1.56
BENCHMARK
Russell 3000 Financials Index		-8.35	9.05	8.29	11.45	—
80% Russell 3000 Financials Index/20% ICE BofAML U.S. T-Bill 0-3 Mo. Index		-6.24	7.54	6.84	9.47	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	8/1/1997	-21.97	1.12	1.29	8.83	1.85
Class C Shares	6/3/1999	-19.25	2.08	1.58	8.58	2.60

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund Class I(A), Russell 3000 Financials Index and the Blended Index (80% Russell 3000 Financials Index and 20% ICE BofAML U.S. T-Bill 0-3 Mo. Index).

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Financials Index (“Index”). The Index consists of Russell 3000 companies involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments and real estate, including REITS. The Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Blended Index represents an 80% weighting of the Russell 3000 Financials Index and a 20% weighting of the ICE BofAML U.S. T-Bill 0-3 Month Index. The ICE BofAML U.S. T-Bill 0-3 Month Index is comprised of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

32 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Global Fund

2018 Portfolio Commentary

During 2018, the Diamond Hill Global Fund (Class I) delivered a -14.66% return, compared to a -9.82% return for our benchmark, the Morningstar Global Markets Index. Since inception, the Global Fund has generated an annualized return of 3.47%, compared to 4.25% for the Morningstar Global Markets Index.

Clearly, we are disappointed to have delivered a -14.66% return to our investors in 2018. Almost two-thirds of the Fund’s decline was generated from financials, energy, and consumer discretionary, while nearly 80% of the Fund’s underperformance relative to our benchmark came from financials, energy, and technology. During a year in which nearly every major market generated negative returns, shares of more economically-sensitive companies were particularly vulnerable. For the most part, the companies in the portfolio whose shares fell furthest operate in cyclical industries and/or have financial leverage.

Notably, more than 100% of 2018’s decline came in the last three months of the year, as the Fund generated a -15.95% return during the fourth quarter alone. The broad market declines experienced during the fourth quarter reflect a fundamental difference between our long-term focus on security valuation and the very short-term manner in which the market often seems to determine value.

Any single company can experience a sharp decline in intrinsic value in a short period of time. A pharmaceutical firm could face a previously unknown liability related to a drug, a tech company could see a product line unexpectedly become obsolete, an E&P company could make a poor acquisition, etc. We’ll routinely find ourselves owning a business that experiences an unexpected event that destroys intrinsic value. For example, last year a jury determined that Bayer’s newly acquired weed killer, Roundup, was responsible for the plaintiff’s cancer and awarded a surprisingly large damage figure. This settlement opened the door wider for additional lawsuits and larger awards, and we subsequently sold shares given the significant potential negative impact to Bayer’s intrinsic value.

However, we expect the overwhelming majority of our portfolio holdings will increase in intrinsic value over time, as we focus on durable businesses and invest considerable resources in an effort to minimize mistakes. Moreover, unexpected positive business developments are routine as well. GlaxoSmithKline (GSK) has given us a handful recently, including a recommendation by the Center for Disease Control and Prevention in late 2017 that all healthy adults over the age of 50 get two doses of the firm’s shingles vaccine, Shingrix. This recommendation helped drive unexpectedly strong demand throughout 2018 and led our pharmaceuticals analyst to increase his peak sales forecast for this vaccine, which in turn gives us more confidence in our estimate of intrinsic value for GSK.

Balancing the positive and negative unexpected events, a diversified portfolio of 40 durable companies, such as those held in the Global Fund, simply doesn’t experience a 16% decline in intrinsic value during a three-month period. The corollary to this statement is that discounts are

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 33

Diamond Hill Global Fund

wider now than they were at the beginning of the fourth quarter, and five-year expected returns are therefore higher. We’ll maintain our long-term perspective when allocating our investors’ capital, and we encourage our investors to stay the course.

We remain confident in our process and team, and we believe valuations were much more attractive exiting 2018 than they were entering 2018.

Thank you for your continued support.

Grady Burkett, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

34 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Global Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2017	-14.91%	6.58%	3.16%	1.13%
Class I Shares	12/31/2017	-14.66	6.89	3.47	0.84
Class Y Shares	12/31/2017	-14.55	7.01	3.57	0.72
BENCHMARK
Morningstar Global Markets Index		-9.82	6.53	4.25
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES***
Class A Shares	12/31/2017	-19.17	4.77	2.10	1.13

**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
***	The maximum sales charge for Class A shares on purchases is 5.00%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Global Fund Class I(A) and the Morningstar Global Markets Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents the comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Morningstar Global Markets Index. The Morningstar Global Markets Index is an unmanaged, float market capitalization weighted index of more than 7,000 securities that is designed to cover 97% of the equity market capitalization of developed and emerging markets.

*

The quoted performance of the Fund reflects the past performance of Diamond Hill Global Fund L.P. (the “Global Partnership”), a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The assets of the Global Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The performance of the Global Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operation. The Global Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Global Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from December 31, 2013, the inception of the Global Partnership and is not the performance of the Fund. The assets of the Global Partnership were converted, based on their value on January 2, 2018, in assets of the Fund. The Global Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 35

Diamond Hill Short Duration Total Return Fund

2018 Portfolio Commentary

In one respect, 2018 was similar to the prior year. For the second year in a row, the yield on two-year Treasury notes rose over 60 basis points. The first three quarters of 2018 were characterized by rising Treasury yields, yield curve flattening, stable credit spreads and, after April, muted volatility. The Fed hiked three times and was signaling one more hike in the fourth quarter. The Treasury market moved in sync with the Fed, although the back end of the curve did not increase as much as the front end, so the curve flattened.

Much of this changed dramatically in the fourth quarter. Volatility spiked at the beginning of the fourth quarter and stayed elevated through the end of the year. Through the November 8 meeting of the Federal Reserve, the volatility was led by a move higher in Treasury yields that seemed to ratify hawkish comments from Fed Chair Powell in early October. Diverging from the move in Treasuries, stocks and high yield bonds were 4-9% off their highs. Oil had declined 20% from its October 3 peak and trade tensions with China were escalating. In its November 8 statement, the Fed did not acknowledge any meaningful change to the environment or to its outlook.

Between the Fed’s November 8 and December 19 meetings, Treasury yields came back down and stocks and high yield bonds declined markedly. For example, the 10-year Treasury yield peaked at 3.24% on November 8 but declined by 42 basis points to 2.82% on December 18. The S&P 500 Index was down 9% between meetings and 13% from the peak while the Russell 2000 Index was down 13% between meetings and 20% from the peak.

This was a treacherous set up for the Fed’s December 19 meeting, exacerbated by limited liquidity in financial markets going into the Christmas and New Year holidays. On December 19, the Fed hiked another 25 basis points but its median projections for hikes in 2019 and the long-run neutral Fed Funds rate each came down by 25 basis points. Financial markets initially took this new information in stride until the post-statement press conference. In light of the lowered expectations for interest rate hikes, Fed Chair Powell was asked the predictable question of whether the Fed might alter the pace of its balance sheet reduction. The Chair responded by saying that the balance sheet reduction was on “autopilot.” Risk assets, like stocks and high yield bonds, immediately sold off and Treasuries rallied.

Markets delivered an unequivocal message to the Fed with stocks declining about 8% in the four trading sessions beginning with the December 19 Fed press conference. Since then, the Fed has repeatedly walked back the “autopilot” comment and stocks regained most of the final 8% decline by the end of the year.

The strongest performing sector in U.S. domestic fixed income was the securitized sector, led by asset-backed securities (ABS) which delivered 1.77% return in 2018 followed by residential mortgage-backed securities (RMBS) at 0.99% and commercial mortgage-backed securities (CMBS) at 0.78% for the year. The Short Duration Total Return Fund is managed with a focus on the securitized sector with 58.3% of the portfolio invested in ABS, 6.8% in RMBS and 13.8% in CMBS, as of December 31, 2018. Many asset-backed and mortgage-backed securities have

36 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund

amortizing structures that return portions of their principal on a monthly basis. These principal payments can be reinvested at higher interest rates as spreads and the general level of interest rates rise.

We believe our fundamental, bottom-up security selection continued to make the Short Duration Total Return Fund an attractive fixed income option in a market facing such headwinds. The Fund’s focus on the asset-backed securities and mortgage-backed securities sectors allows us to find short duration assets we believe have more attractive yields and risks than the corporate bond market generally has to offer.

Despite market conditions, we remained confident that the Fund’s significant yield advantage over its benchmark would generate value for our clients. The Fund finished the year with a return of 3.18% (Class I), exceeding the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index return of 1.60% by 158 basis points. While many market participants anticipate a pause in monetary policy tightening, it is possible an unexpected increase in inflation expectations and continued economic strength could cause the FOMC to continue on the path toward higher short-term rates. We believe the Fund is well positioned for either outcome.

As always, we appreciate the opportunity to serve our clients.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 37

Diamond Hill Short Duration Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	2.88%	3.23%	0.81%
Class I Shares	7/5/2016	3.18	3.52	0.52
Class Y Shares	7/5/2016	3.38	3.66	0.40
BENCHMARK
Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index		1.60	0.80	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	0.60	2.29	0.81

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases is 2.25%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Short Duration Total Return Fund Class I(A) and Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index. The Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. All indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

38 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund

2018 Portfolio Commentary

As we predicted in last year’s commentary, 2018 did indeed present a number of challenges and opportunities. Yields on two- and 10-year Treasury notes finished the year higher by 60 and 28 basis points, respectively, after being as much as 108 and 83 basis points higher in mid-November. Spreads on corporate bonds, as measured by the Bloomberg Barclays Corporate Index, were little changed through the first three quarters of 2018, but a volatility filled fourth quarter resulted in the option adjusted spread of the Index finishing 60 basis points higher than the previous year’s close. Other challenges included tighter Federal Reserve monetary policy, a changing domestic political landscape, and the ongoing geo-political risks of Brexit negotiations, tariff wars, and Middle East entanglements to name a few. We believe our long-term philosophy and focused, bottom-up security selection serve us well in all environments, but especially in uncertain times like 2018.

Volatility spiked at the beginning of the fourth quarter and stayed elevated through the end of the year. Through the November 8 meeting of the Federal Reserve, the volatility was led by a move higher in Treasury yields that seemed to ratify hawkish comments from Fed Chair Powell in early October. Diverging from the move in Treasuries, stocks and high yield bonds were 4-9% off their highs. Oil had declined 20% from its October 3 peak and trade tensions with China were escalating. In its November 8 statement, the Fed did not acknowledge any meaningful change to the environment or to its outlook.

Between the Fed’s November 8 and December 19 meetings, Treasury yields came back down and stocks and high yield bonds declined markedly. For example, the 10-year Treasury yield peaked at 3.24% on November 8 but declined by 42 basis points to 2.82% on December 18. The S&P 500 Index was down 9% between meetings and 13% from the peak while the Russell 2000 Index was down 13% between meetings and 20% from the peak.

This was a treacherous set up for the Fed’s December 19 meeting, exacerbated by limited liquidity in financial markets going into the Christmas and New Year holidays. On December 19, the Fed hiked another 25 basis points but its median projections for hikes in 2019 and the long-run neutral Fed Funds rate each came down by 25 basis points. Financial markets initially took this new information in stride until the post-statement press conference. In light of the lowered expectations for interest rate hikes, Fed Chair Powell was asked the predictable question of whether the Fed might alter the pace of its balance sheet reduction. The Chair responded by saying that the balance sheet reduction was on “autopilot.” Risk assets, like stocks and high yield bonds, immediately sold off and Treasuries rallied.

Markets delivered an unequivocal message to the Fed with stocks declining about 8% in the four trading sessions beginning with the December 19 Fed press conference. Since then, the Fed has repeatedly walked back the “autopilot” comment and stocks regained most of the final 8% decline by the end of the year.

Security selection and sector allocation were the main drivers of performance in 2018. The Core Bond Fund’s allocation to asset-backed securities (22.5% as of December 31, 2018 compared to 0.50% for the Bloomberg Barclays U.S. Aggregate Bond Index) and mortgage-backed securities

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 39

Diamond Hill Core Bond Fund

(38.7% compared to 30.2%) delivered strong relative returns during the year as these sectors were amongst the strongest performing in the fixed income markets. The Bloomberg Barclays Corporate Bond Index suffered its worst performance since 2008 and the first negative return since 2015. The Core Bond Fund’s focus on quality and security selection helped to mitigate the impact of the corporate exposure (17.1% for the Fund v. 24.3% for the Bloomberg Barclays U.S. Aggregate Bond Index) in the Fund.

In 2018, fixed income generally earned its reputation as a valuable addition to an investor’s long-term portfolio allocation. Investment grade fixed income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, struggled to net a positive return. Delivering a return of 1.59% in the Core Bond Fund (Class I) reinforced our commitment to our investment philosophy and process. The Bloomberg Barclays U.S. Aggregate Index languished in negative territory for the majority of the year, only breaking through to positive returns on the final day of the year to finish at 0.01% for 2018.

As always, we appreciate the opportunity to be the stewards of our clients’ capital.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

40 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	1.28%	1.11%	0.76%
Class I Shares	7/5/2016	1.59	1.41	0.47
Class Y Shares	7/5/2016	1.69	1.49	0.35
BENCHMARK
Bloomberg Barclays U.S. Aggregate Index		0.01	0.09	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	-2.29	-0.32	0.76

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Core Bond Fund Class I(A) and Bloomberg Barclays U.S. Aggregate Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. Aggregate Index (“Index”). The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 41

Diamond Hill Corporate Credit Fund

2018 Portfolio Commentary

The Diamond Hill Corporate Credit Fund (Class I) generated a 0.64% total return in 2018 compared to -2.21% for the ICE BofAML U.S. Corporate & High Yield Index. For the trailing five years, the Fund generated an annualized total return of 4.83% compared to 3.40% for the ICE BofAML U.S. Corporate & High Yield Index.

Unlike most corporate bond funds, the Diamond Hill Corporate Credit Fund is not managed against any index. Instead, the Fund is managed against absolute objectives within a range of (1) inflation plus 3% and (2) 7% nominal, each measured over rolling five-year periods. Our goal is to generate a yield and total return within that range while minimizing the risk of downside volatility over longer time periods. Although the Fund’s investable universe (and the ICE BofAML U.S. Corporate & High Yield Index) includes both investment grade and high yield corporate bonds, since early 2010 the Fund has been largely focused on the high yield portion of the market to achieve these objectives. About 86% of the Fund was in high yield corporate bonds at the end of 2018.

The high yield portion of the U.S. corporate bond market, as represented by the ICE BofAML U.S. High Yield Index, began the year with a yield to worst (YTW) of 5.84% and option-adjusted spread (OAS) of 363 basis points. After generating a -2.26% total return for the year, the ICE BofAML U.S. High Yield Index ended the year with a 7.95% YTW and OAS of 533 basis points. A YTW close to 8% is a much better starting point for the high yield asset class than 5.8% at the beginning of 2018 or 4.8% at the peak of the last high yield cycle in late June 2014.

We want to hold up better than peers in down markets and then capture our fair share of the upside in strong markets. This should allow us to achieve our objectives and generate competitive returns over a complete market cycle. Thus, we were gratified to generate a positive total return in a down market during 2018. Further, the Fund was one of only eight funds in the Morningstar High Yield Category that was positive each of the last five calendar years, and six of the other seven funds were short-duration high yield funds. The Fund was one of only two funds in the Morningstar High Yield Category that was positive in each of the last ten calendar years, and the other fund was a short-duration high yield fund.

Our structural advantages helped immensely. Because we do not manage against any benchmark, we came into the year with much less exposure to the BB-portion of the high yield market which was overvalued with too much interest rate risk. As Treasury yields increased and credit spreads widened, we increased our exposure to that part of the market by 18%, exiting the year with a much higher credit quality portfolio than we have had since the middle of 2014. Because we evaluate our performance over rolling five-year periods, we felt no need to chase the strong but overvalued high yield market in the third quarter and we were positioned defensively coming into the fourth quarter. Because we concentrate in our best ideas regardless of their weight in any benchmark, our credit selection outweighed the material spread widening of the ICE BofAML U.S. High Yield Index in 2018. For example, the Fund generated positive returns in 11 out of 18 industries compared to only 4 out of 18 in the ICE BofAML U.S. High Yield Index.

42 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund

The Fund’s YTW is typically somewhere in the range of our absolute objectives, although it was well below the low end of the range in late June 2014 and well above the high end of the range in early February 2016 (the most recent bottom of the high yield market). At the end of the year, the Fund’s YTW was 6.51%. The Fund’s duration was 3.74, above its typical 2.0-3.5 range but still below the ICE BofAML U.S. High Yield Index duration of 4.19 and the ICE BofAML U.S. Corporate & High Yield Index duration of 6.48. Materially wider credit spreads far outweigh any remaining concerns about interest rate risk.

The first three quarters of 2018 were characterized by rising Treasury yields, yield curve flattening, stable credit spreads and, after April, muted volatility. The Federal Reserve (the “Fed”) hiked three times and was signaling one more hike in the fourth quarter. The Treasury market moved in sync with the Fed, although the back end of the curve did not increase as much as the front end, so the curve flattened.

Much of this regime changed dramatically in the fourth quarter. Volatility spiked at the beginning of the fourth quarter and stayed elevated through the end of the year. Through the November 8 meeting of the Fed, the volatility was led by a move higher in Treasury yields that seemed to ratify hawkish comments from Fed Chair Powell in early October. Diverging from the move in Treasuries, stocks and high yield bonds were 4-9% off their highs. Oil had declined 20% from its October 3 peak and trade tensions with China were escalating. In its November 8 statement, the Fed did not acknowledge any meaningful change to the environment or to its outlook.

Between the Fed’s November 8 and December 19 meetings, Treasury yields came back down and stocks and high yield bonds declined markedly. For example, the 10-year Treasury yield peaked at 3.24% on November 8 but declined by 42 basis points to 2.82% on December 18. The S&P 500 was down 9% between meetings and 13% from the peak while the Russell 2000 was down 13% between meetings and 20% from the peak. The ICE BofAML U.S. High Yield Index was down 2.2% between meetings and 3.4% from the peak. (Because high yield bonds are senior to equity in the capital structure, they held up much better than equities in the sell-off, as we would expect.)

This was a treacherous set up for the Fed’s December 19 meeting, exacerbated by limited liquidity in financial markets going into the Christmas and New Year holidays. On December 19, the Fed hiked another 25 basis points but its median projections for hikes in 2019 and the long-run neutral Fed Funds rate each came down by 25 basis points. Financial markets initially took this new information in stride until the post-statement press conference. In light of the lowered expectations for interest rate hikes, Fed Chair Powell was asked the predictable question of whether the Fed might alter the pace of its balance sheet reduction. The Chair responded by saying that the balance sheet reduction was on “autopilot.” Risk assets, like stocks and high yield bonds, immediately sold off and Treasuries rallied.

While there is some debate on how the Fed’s balance sheet reduction impacts financial markets, the spike in volatility since the beginning of the fourth quarter coincided with the first month in years that the big four global central banks were not collectively increasing the size of their balance sheets. In our judgment, this had a meaningful impact on the willingness of market participants to bear risk and the Fed Chair’s message that the balance sheet reduction was on “autopilot” was not sufficiently sensitive to the market signals leading into the December 19 meeting.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 43

Diamond Hill Corporate Credit Fund

Markets delivered an unequivocal message to the Fed with stocks declining about 8% in the four trading sessions beginning with the December 19 Fed press conference. Since then, the Fed has repeatedly walked back the “autopilot” comment and stocks regained most of the final 8% decline by the end of the year. Still, at the end of the year, the S&P 500 was down about 14% from its September 20 peak while the Russell 2000 was down about 22% from its August 30 peak. The ICE BofAML U.S. High Yield Index was down about 5% from its October 3 peak.

To engineer a soft landing for the economy, it is appropriate for the Fed to tighten financial conditions. The Fed, as well as other central banks, is also trying to get out of the business of suppressing volatility in financial markets. However, this will not be easy and financial conditions had probably tightened too much at the Christmas Eve lows in stocks. With inflation contained and inflation expectations coming down, there is no need for the Fed to push the economy into recession.

Some part of the decline in risk assets is attributable to the risk of a policy error not just by the Fed, but also by the Trump administration, Congress, or by authorities elsewhere in the world. It is important that authorities pay close attention to significant and sustained market signals. Some part of the decline is attributable to signs that global growth is slowing. Finally, some part of the decline is attributable to a “liquidity recession.” One example of this “liquidity recession” in the high yield market is that investors in high yield ETFs expect more liquidity from those ETFs than the underlying high yield market can deliver. All of these factors feed on each other, making it difficult to discern how much each is influencing the financial markets.

We believe that our unique and durable competitive advantages — we don’t manage against a benchmark, the deep and talented Diamond Hill research team, the flexibility to be nimble in the secondary market and selective in the new issue market, concentration in our best ideas, and patient shareholders who share our long-term time horizon — have allowed us to generate a yield and total return in the range of our objectives without undue risk.

We expect volatility to remain elevated for the foreseeable future as is typical late in the economic and market cycles. Over the next three to five years, starting from an 8% YTW, we forecast returns from high yield bonds somewhere between reasonable to good depending on how long the economic cycle is sustained. As always, we are focused on delivering risk-adjusted returns over a complete market cycle by holding up better during down cycles and capturing our fair share of up cycles. Our partnership with you continues to be one of our most important advantages.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

44 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	9/30/2002	0.25%	6.47%	4.51%	8.51%	0.92%
Class C Shares	9/30/2002	-0.51	5.67	3.73	7.70	1.67
Class I Shares	1/31/2005	0.64	6.80	4.83	8.84	0.63
Class Y Shares	12/30/2011	0.75	6.89	4.93	8.80	0.51
BENCHMARK
ICE BofAML U.S. Corporate & High Yield Index		-2.21	4.04	3.40	7.01	—
Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium		4.91	5.03	4.51	4.80	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	8/1/1997	-3.26	5.22	3.76	8.12	0.92
Class C Shares	6/3/1999	-1.46	5.67	3.73	7.70	1.67

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 3.50% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Corporate Credit Fund Class I(A), ICE BofAML U.S. Corporate & High Yield Index, and Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the ICE BofAML U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% risk premium. The ICE BofAML U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. All indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com. This material must be preceded or accompanied by a current prospectus.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 45

Diamond Hill High Yield Fund

2018 Portfolio Commentary

The Diamond Hill High Yield Fund (Class I) generated a 1.16% total return in 2018 compared to -2.26% for the ICE BofAML U.S.High Yield Index. Since its inception on December 4, 2014, the Fund generated an annualized total return of 6.40% compared to 3.93% for the ICE BofAML U.S. High Yield Index. While we are pleased with the Fund’s relative performance, it is important to note that the ICE BofAML U.S. High Yield Index is not an investable alternative. Over a five-year time horizon, performance relative to peers will be the best metric to evaluate the Fund.

The ICE BofAML U.S. High Yield Index began the year with a yield to worst (YTW) of 5.84% and option-adjusted spread (OAS) of 363 basis points. After generating a -2.26% total return for the year, the ICE BofAML U.S. High Yield Index ended the year with a 7.95% YTW and OAS of 533 basis points. A YTW close to 8% is a much better starting point for the high yield asset class than 5.8% at the beginning of 2018 or 6.38% at the Fund’s inception. The Fund ended the year with a 7.07% YTW and a duration of 4.18, within our typical duration range of plus or minus 10% of the ICE BofAML U.S. High Yield Index.

We want to hold up better than peers in down markets and then capture our fair share of the upside in strong markets. This should allow us to generate competitive high yield returns over a complete market cycle. Thus, we were gratified to generate a positive total return in a down market during 2018. Further, the Fund was also positive in 2015, the other negative high yield year during the Fund’s existence.

Our structural advantages helped immensely. Because of our willingness to look different than the benchmark, we came into the year with much less exposure to the BB-portion of the high yield market, which was overvalued with too much interest rate risk. As Treasury yields increased and credit spreads widened, we increased our exposure to that part of the market by 18%, exiting the year with a much higher credit quality portfolio than we have had since inception. Because we evaluate our performance over rolling five-year periods, we felt no need to chase the strong but overvalued high yield market in the third quarter and we were positioned defensively coming into the fourth quarter. Because we concentrate in our best ideas regardless of their weight in the benchmark, our credit selection outweighed the material spread widening of the ICE BofAML U.S. High Yield Index in 2018. For example, the Fund generated positive returns in 13 out of 18 industries compared to only 4 out of 18 in the ICE BofAML U.S. High Yield Index.

The first three quarters of 2018 were characterized by rising Treasury yields, yield curve flattening, stable credit spreads and, after April, muted volatility. The Federal Reserve (the”Fed”) hiked three times and was signaling one more hike in the fourth quarter. The Treasury market moved in sync with the Fed, although the back end of the curve did not increase as much as the front end, so the curve flattened.

Much of this regime changed dramatically in the fourth quarter. Volatility spiked at the beginning of the fourth quarter and stayed elevated through the end of the year. Through the November 8 meeting of the Fed, the volatility was led by a move higher in Treasury yields that seemed to ratify hawkish comments from Fed Chair Powell in early October. Diverging from the move in

46 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund

Treasuries, stocks and high yield bonds were 4-9% off their highs. Oil had declined 20% from its October 3 peak and trade tensions with China were escalating. In its November 8 statement, the Fed did not acknowledge any meaningful change to the environment or to its outlook.

Between the Fed’s November 8 and December 19 meetings, Treasury yields came back down and stocks and high yield bonds declined markedly. For example, the 10-year Treasury yield peaked at 3.24% on November 8 but declined by 42 basis points to 2.82% on December 18. The S&P 500 was down 9% between meetings and 13% from the peak while the Russell 2000 was down 13% between meetings and 20% from the peak. The ICE BofAML U.S. High Yield Index was down 2.2% between meetings and 3.4% from the peak. (Because high yield bonds are senior to equity in the capital structure, they held up much better than equities in the sell-off, as we would expect.)

This was a treacherous set up for the Fed’s December 19 meeting, exacerbated by limited liquidity in financial markets going into the Christmas and New Year holidays. On December 19, the Fed hiked another 25 basis points but its median projections for hikes in 2019 and the long-run neutral Fed Funds rate each came down by 25 basis points. Financial markets initially took this new information in stride until the post-statement press conference. In light of the lowered expectations for interest rate hikes, Fed Chair Powell was asked the predictable question of whether the Fed might alter the pace of its balance sheet reduction. The Chair responded by saying that the balance sheet reduction was on “autopilot.” Risk assets, like stocks and high yield bonds, immediately sold off and Treasuries rallied.

While there is some debate on how the Fed’s balance sheet reduction impacts financial markets, the spike in volatility since the beginning of the fourth quarter coincided with the first month in years that the big four global central banks were not collectively increasing the size of their balance sheets. In our judgment, this had a meaningful impact on the willingness of market participants to bear risk and the Fed Chair’s message that the balance sheet reduction was on “autopilot” was not sufficiently sensitive to the market signals leading into the December 19 meeting.

Markets delivered an unequivocal message to the Fed, with stocks declining about 8% in the four trading sessions beginning with the December 19 Fed press conference. Since then, the Fed has repeatedly walked back the “autopilot” comment and stocks regained most of the final 8% decline by the end of the year. Still, at the end of the year, the S&P 500 was down about 14% from its September 20 peak while the Russell 2000 was down about 22% from its August 30 peak. The ICE BofAML U.S. High Yield Index was down about 5% from its October 3 peak.

To engineer a soft landing for the economy, it is appropriate for the Fed to tighten financial conditions. The Fed, as well as other central banks, is also trying to get out of the business of suppressing volatility in financial markets. However, this will not be easy and financial conditions had probably tightened too much at the Christmas Eve lows in stocks. With inflation contained and inflation expectations coming down, there is no need for the Fed to push the economy into recession.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 47

Diamond Hill High Yield Fund

Some part of the decline in risk assets is attributable to the risk of a policy error not just by the Fed, but also by the Trump administration, Congress, or by authorities elsewhere in the world. It is important that authorities pay close attention to significant and sustained market signals. Some part of the decline is attributable to signs that global growth is slowing. Finally, some part of the decline is attributable to a “liquidity recession.” One example of this “liquidity recession” in the high yield market is that investors in high yield ETFs expect more liquidity from those ETFs than the underlying high yield market can deliver. All of these factors feed on each other, making it difficult to discern how much each is influencing the financial markets.

We expect volatility to remain elevated for the foreseeable future as is typical late in the economic and market cycles. Over the next three to five years, starting from an 8% YTW, we forecast returns from high yield bonds somewhere between reasonable to good depending on how long the economic cycle is sustained. As always, we are focused on delivering competitive high yield returns over a complete market cycle by holding up better during down cycles and capturing our fair share of up cycles.

We believe that we have unique and durable competitive advantages: we have a deep and talented Diamond Hill research team; we have the flexibility to be nimble in the secondary market and selective in the new issue market; the Fund is concentrated in our best ideas; and we have patient shareholders who share our long-term time horizon. These advantages have allowed us to deliver good performance since inception and have positioned us well to achieve our primary goal of being in the top quartile of our peer group over rolling five-year periods.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

48 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018

	Inception Date	One Year	Three Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/4/2014	0.97%	8.26%	6.10%	0.96%
Class I Shares	12/4/2014	1.16	8.57	6.40	0.67
Class Y Shares	12/4/2014	1.27	8.68	6.51	0.55
BENCHMARK
ICE BofAML U.S. High Yield Index		-2.26	7.27	3.93	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/4/2014	-2.56	6.98	5.19	0.96

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2019.
**	The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill High Yield Fund Class I(A) and ICE BofAML U.S. High Yield Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The quoted performance for the Fund reflects the past performance of Diamond Hill High Yield Fund L.P. (the “High Yield Partnership”), a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The assets of the High Yield Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The performance of the High Yield Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The High Yield Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the High Yield Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from December 4, 2014, the inception of the High Yield Partnership and is not the performance of the Fund. The High Yield Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the ICE BofAML U.S. High Yield Index. (“Index”). The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com. This material must be preceded or accompanied by a current prospectus.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 49

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 92.4%
Communication Services — 5.0%
Cincinnati Bell, Inc. (a)(b)	448,114	$3,486,327
Live Nation Entertainment, Inc. (a)(b)	969,530	47,749,352
		51,235,679
Consumer Discretionary — 12.5%
Aaron's, Inc.	414,799	17,442,298
Callaway Golf Co.	145,652	2,228,476
Carter's, Inc. (a)	145,391	11,866,813
Century Communities, Inc. (b)	156,530	2,701,708
Green Brick Partners, Inc. (b)	717,340	5,193,542
Horizon Global Corp. (a)(b)	521,089	745,157
Red Rock Resorts, Inc., Class A	1,381,540	28,059,077
Tenneco, Inc., Class A	515,880	14,129,953
Vail Resorts, Inc.	213,385	44,985,826
		127,352,850
Consumer Staples — 6.7%
B&G Foods, Inc. (a)	558,365	16,142,332
Cal-Maine Foods, Inc. (a)	429,133	18,152,326
Flowers Foods, Inc.	697,455	12,881,994
Post Holdings, Inc. (a)(b)	232,465	20,719,605
		67,896,257
Energy — 3.1%
Cimarex Energy Co.	367,320	22,645,278
Noble Energy, Inc.	111,555	2,092,772
Riviera Resources, Inc. (a)(b)	218,428	3,451,162
Roan Resources, Inc. (a)(b)	348,868	2,923,514
		31,112,726
Financials — 27.8%
Assured Guaranty Ltd.	128,636	4,924,186
Bank OZK	1,288,897	29,425,518
BankUnited, Inc.	868,505	26,003,040
BOK Financial Corp.	142,765	10,468,957
Brighthouse Financial, Inc. (b)	262,750	8,008,620
Brown & Brown, Inc.	835,155	23,016,872
Enstar Group Ltd. (b)	156,252	26,183,148
First Horizon National Corp.	694,815	9,143,765
First of Long Island Corp. (The)	430,020	8,578,899
Mr. Cooper Group, Inc. (b)	1,445,479	16,868,740
Navigators Group, Inc. (The)	515,503	35,822,303
Popular, Inc.	561,055	26,493,017
ProAssurance Corp.	574,435	23,299,084
Reinsurance Group of America, Inc.	38,380	5,382,027
RenaissanceRe Holdings Ltd.	85,370	11,413,969
State Bank Financial Corp.	342,610	7,396,950
Sterling Bancorp	690,447	11,399,280
		283,828,375
Health Care — 3.1%
BioScrip, Inc. (b)	2,536,955	9,056,929
Endo International plc (b)	492,300	3,593,790
Integer Holdings Corp. (b)	60,156	4,587,497
Natus Medical, Inc. (b)	423,355	14,406,771
		31,644,987
Industrials — 21.4%
Aircastle Ltd.	1,400,305	24,141,258
Alaska Air Group, Inc.	310,495	18,893,621
Allegiant Travel Co.	183,338	18,374,134
Arcosa, Inc. (b)	335,443	9,288,417
Avis Budget Group, Inc. (b)	1,263,909	28,412,674
Colfax Corp. (b)	244,750	5,115,275
Hub Group, Inc., Class A (b)	734,540	27,229,398
Hyster-Yale Materials Handling, Inc.	197,805	12,255,998
Kelly Services, Inc., Class A	312,150	6,392,832
Kirby Corp. (b)	150,195	10,117,135
SPX FLOW, Inc. (b)	424,670	12,918,461
Stericycle, Inc. (a)(b)	177,580	6,515,410
Toro Co. (The)	221,270	12,364,568
TriMas Corp. (b)	202,870	5,536,322
Trinity Industries, Inc. (a)	1,015,515	20,909,454
		218,464,957

50 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 92.4% continued
Information Technology — 4.4%
Broadridge Financial Solutions, Inc.	159,635	$15,364,869
Sanmina Corp. (b)	653,604	15,725,712
TiVo Corp.	390,975	3,679,075
WNS Holdings Ltd. - ADR (b)	243,818	10,059,931
		44,829,587
Materials — 1.4%
Versum Materials, Inc.	277,030	7,679,272
W.R. Grace & Co.	102,680	6,664,959
		14,344,231
Real Estate — 6.1%
American Campus Communities, Inc. REIT	205,490	8,505,231
CubeSmart REIT	425,210	12,199,275
iStar, Inc. REIT (a)	2,640,260	24,211,184
Jones Lang LaSalle, Inc.	58,782	7,441,801
Tanger Factory Outlet Centers, Inc. REIT (a)	391,180	7,909,660
Winthrop Realty Trust REIT (c)	1,975,475	1,797,682
		62,064,833
Utilities — 0.9%
UGI Corp.	180,992	9,655,923

Total Common Stocks		$942,430,405
Registered Investment Companies — 14.8%
Diamond Hill Short Duration Total Return Fund, Class Y (d)	3,916,998	39,405,005
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (e)	42,824,704	42,820,422
State Street Navigator Securities Lending Portfolio I, 2.62% (e)	69,247,105	69,247,105

Total Registered Investment Companies		$151,472,532

Total Investment Securities — 107.2%
(Cost $953,178,562)		$1,093,902,937

Liabilities in Excess of Other Assets — (7.2)%		(73,435,407)

Net Assets — 100.0%		$1,020,467,530

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $66,701,832.
(b)	Non-income producing security.
(c)

Restricted and illiquid security not registered under the Securities Act of 1933 and valued at fair value by the Valuation & Liquidity Committee based on procedures approved by the Board of Trustees. This security was first acquired on March 17, 2011 with a total cost of $20,011,748 and represents 0.2% of net assets.

(d)	Affiliated Fund.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.

ADR – American Depositary Receipt

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 51

Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 96.9%
Communication Services — 2.6%
Liberty Media Corp. - Liberty Formula One - Series C (a)(b)	1,187,048	$36,442,374
TEGNA, Inc.	1,439,169	15,643,767
		52,086,141
Consumer Discretionary — 12.6%
Aaron's, Inc.	618,324	26,000,524
BorgWarner, Inc.	1,572,271	54,620,695
Carter's, Inc. (a)	315,514	25,752,253
Hanesbrands, Inc. (a)	1,812,695	22,713,068
NVR, Inc. (b)	19,535	47,606,600
Red Rock Resorts, Inc., Class A	2,698,020	54,796,786
Vail Resorts, Inc.	95,782	20,192,761
		251,682,687
Consumer Staples — 8.7%
B&G Foods, Inc. (a)	1,197,096	34,608,045
Cal-Maine Foods, Inc.	237,638	10,052,087
Coty, Inc., Class A (a)(b)	1,538,981	10,095,715
Flowers Foods, Inc. (a)	1,715,085	31,677,620
Molson Coors Brewing Co., Class B	347,515	19,516,442
Post Holdings, Inc. (b)	765,856	68,260,745
		174,210,654
Energy — 4.1%
Cimarex Energy Co.	986,796	60,835,973
WPX Energy, Inc. (b)	1,910,674	21,686,150
		82,522,123
Financials — 27.3%
Bank OZK	1,472,044	33,606,765
BankUnited, Inc.	1,993,043	59,671,707
BOK Financial Corp.	356,763	26,161,431
Brighthouse Financial, Inc. (b)	921,099	28,075,098
Brown & Brown, Inc.	783,980	21,606,489
Cadence BanCorp (a)	1,408,363	23,632,331
Enstar Group Ltd. (b)	89,340	14,970,704
First Horizon National Corp.	748,496	9,850,207
First Republic Bank	400,785	34,828,217
Mr. Cooper Group, Inc. (a)(b)	2,757,793	32,183,444
Navigators Group, Inc. (The)	437,474	30,400,068
Popular, Inc.	432,796	20,436,627
ProAssurance Corp.	324,717	13,170,522
Reinsurance Group of America, Inc.	247,753	34,742,403
RenaissanceRe Holdings Ltd.	235,764	31,521,647
Sterling Bancorp	1,018,948	16,822,832
SVB Financial Group (b)	160,745	30,528,690
Willis Towers Watson plc	565,018	85,803,634
		548,012,816
Health Care — 2.8%
Boston Scientific Corp. (b)	1,579,915	55,834,196

Industrials — 15.0%
Aircastle Ltd.	1,121,495	19,334,574
Alaska Air Group, Inc.	414,864	25,244,474
Allegiant Travel Co. (a)	296,184	29,683,561
Avis Budget Group, Inc. (b)	454,915	10,226,489
Colfax Corp. (b)	1,249,435	26,113,192
Hub Group, Inc., Class A (b)	1,333,532	49,434,031
Kirby Corp. (b)	786,391	52,971,298
Parker-Hannifin Corp.	85,903	12,811,573
Sensata Technologies Holding plc (b)	842,577	37,781,153
SPX FLOW, Inc. (b)	502,851	15,296,727
Stericycle, Inc. (a)(b)	387,895	14,231,868
Welbilt, Inc. (b)	643,433	7,148,541
		300,277,481
Information Technology — 7.8%
Avnet, Inc.	688,180	24,843,298
Broadridge Financial Solutions, Inc.	93,555	9,004,669
Juniper Networks, Inc.	1,126,666	30,318,582
Keysight Technologies, Inc. (b)	157,800	9,796,224
Sanmina Corp. (b)	1,356,030	32,626,082
Worldpay, Inc., Class A (b)	644,626	49,268,765
		155,857,620
Materials — 3.3%
Axalta Coating Systems Ltd. (b)	2,051,170	48,038,401
RPM International, Inc.	298,360	17,537,601
		65,576,002

52 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 96.9% continued
Real Estate — 9.0%
American Campus Communities, Inc. REIT	1,259,148	$52,116,136
CubeSmart REIT	1,806,910	51,840,248
iStar, Inc. REIT (a)	2,125,926	19,494,741
Jones Lang LaSalle, Inc.	136,477	17,277,988
Mid-America Apartment Communities, Inc. REIT	425,522	40,722,455
		181,451,568
Utilities — 3.7%
Fortis, Inc. (a)	334,012	11,142,640
UGI Corp.	1,199,329	63,984,202
		75,126,842

Total Common Stocks		$1,942,638,130

Registered Investment Companies — 10.0%
Diamond Hill Short Duration Total Return Fund, Class Y (c)	3,863,720	38,869,026
State Street Institutional US Government Money Market Fund, Premier Class, 2.27% (d)	48,435,702	48,435,702
State Street Navigator Securities Lending Portfolio I, 2.62% (d)	113,415,244	113,415,244

Total Registered Investment Companies		$200,719,972

Total Investment Securities — 106.9%
(Cost $2,088,374,119)		$2,143,358,102

Liabilities in Excess of Other Assets — (6.9)%		(139,034,396)

Net Assets — 100.0%		$2,004,323,706

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $110,047,575.
(b)	Non-income producing security.
(c)	Affiliated Fund.
(d)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 53

Diamond Hill Mid Cap Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 96.5%
Communication Services — 1.9%
Liberty Media Corp. - Liberty Formula One - Series C (a)	62,708	$1,925,136

Consumer Discretionary — 14.8%
Aaron's, Inc.	19,091	802,777
BorgWarner, Inc.	79,882	2,775,101
Dollar General Corp.	19,040	2,057,843
Hanesbrands, Inc.	79,541	996,649
NVR, Inc. (a)	1,081	2,634,386
Red Rock Resorts, Inc., Class A	142,725	2,898,745
Vail Resorts, Inc.	5,032	1,060,846
VF Corp.	30,482	2,174,586
		15,400,933
Consumer Staples — 8.3%
B&G Foods, Inc. (b)	29,540	854,001
Coty, Inc., Class A (a)	84,208	552,404
Flowers Foods, Inc.	71,932	1,328,584
Molson Coors Brewing Co., Class B	44,881	2,520,517
Post Holdings, Inc. (a)	37,368	3,330,610
		8,586,116
Energy — 4.4%
Cimarex Energy Co.	54,799	3,378,358
Noble Energy, Inc.	66,810	1,253,356
		4,631,714
Financials — 28.8%
Bank OZK	62,439	1,425,482
BankUnited, Inc.	106,400	3,185,616
BOK Financial Corp.	15,510	1,137,348
Brighthouse Financial, Inc. (a)	40,843	1,244,895
Discover Financial Services	38,623	2,277,985
Enstar Group Ltd. (a)	4,718	790,595
First Republic Bank	24,580	2,136,002
Franklin Resources, Inc.	39,674	1,176,731
Hartford Financial Services Group, Inc. (The)	39,852	1,771,421
Loews Corp.	115,447	5,255,147
Mr. Cooper Group, Inc. (a)	97,459	1,137,347
Popular, Inc.	21,299	1,005,739
Reinsurance Group of America, Inc.	5,432	761,729
RenaissanceRe Holdings Ltd.	12,395	1,657,211
SVB Financial Group (a)	8,401	1,595,518
Willis Towers Watson plc	22,460	3,410,776
		29,969,542
Health Care — 2.9%
Boston Scientific Corp. (a)	85,069	3,006,338

Industrials — 16.1%
Alaska Air Group, Inc.	22,529	1,370,890
Avis Budget Group, Inc. (a)	22,554	507,014
Colfax Corp. (a)	50,044	1,045,920
Deere & Co.	7,433	1,108,781
Fastenal Co.	33,656	1,759,872
Hub Group, Inc., Class A (a)	30,889	1,145,055
Kirby Corp. (a)	40,310	2,715,282
Parker-Hannifin Corp.	9,275	1,383,274
Sensata Technologies Holding plc (a)	43,782	1,963,185
Stericycle, Inc. (a)	19,712	723,233
United Continental Holdings, Inc. (a)	25,465	2,132,184
Verisk Analytics, Inc. (a)	8,159	889,657
		16,744,347
Information Technology — 5.6%
Avnet, Inc.	36,589	1,320,863
Juniper Networks, Inc.	57,181	1,538,741
Keysight Technologies, Inc. (a)	8,019	497,820
Worldpay, Inc., Class A (a)	31,615	2,416,334
		5,773,758
Materials — 3.3%
Axalta Coating Systems Ltd. (a)	111,870	2,619,995
RPM International, Inc.	14,693	863,655
		3,483,650
Real Estate — 7.7%
American Campus Communities, Inc. REIT	57,008	2,359,561
CubeSmart REIT	93,355	2,678,355
Jones Lang LaSalle, Inc.	7,025	889,365

54 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 96.5% continued
Real Estate — 7.7% continued
Mid-America Apartment Communities, Inc. REIT	21,363	$2,044,439
		7,971,720
Utilities — 2.7%
UGI Corp.	52,540	2,803,009

Total Common Stocks		$100,296,263

Registered Investment Companies — 4.4%
Diamond Hill Short Duration Total Return Fund, Class Y (c)	222,371	2,237,057
State Street Institutional US Government Money Market Fund, Premier Class, 2.27% (d)	2,171,802	2,171,802
State Street Navigator Securities Lending Portfolio I, 2.62% (d)	174,752	174,752

Total Registered Investment Companies		$4,583,611

Total Investment Securities — 100.9%
(Cost $106,648,135)		$104,879,874

Liabilities in Excess of Other Assets — (0.9)%		(989,177)

Net Assets — 100.0%		$103,890,697

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $164,296.
(c)	Affiliated Fund.
(d)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 99.1%
Communication Services — 10.8%
Alphabet, Inc., Class A (a)	174,382	$182,222,215
Charter Communications, Inc., Class A (a)	282,606	80,534,232
Comcast Corp., Class A	2,547,827	86,753,509
Facebook, Inc., Class A (a)	760,447	99,686,997
TEGNA, Inc.	2,144,507	23,310,791
Walt Disney Co. (The)	723,023	79,279,472
		551,787,216
Consumer Discretionary — 11.5%
BorgWarner, Inc.	2,962,891	102,930,833
General Motors Co.	2,287,290	76,509,850
Goodyear Tire & Rubber Co. (The)	3,018,913	61,616,014
Hanesbrands, Inc. (b)	4,143,409	51,916,915
NVR, Inc. (a)	38,926	94,862,273
TJX Cos., Inc. (The)	3,227,716	144,408,014
VF Corp.	710,143	50,661,602
		582,905,501
Consumer Staples — 8.6%
Kimberly-Clark Corp.	814,927	92,852,782
PepsiCo, Inc.	997,841	110,241,474
Philip Morris International, Inc.	1,846,508	123,272,874
Procter & Gamble Co. (The)	1,238,837	113,873,897
		440,241,027
Energy — 3.9%
Cimarex Energy Co.	1,433,833	88,395,804
Devon Energy Corp.	3,865,959	87,138,716
Noble Energy, Inc.	1,231,062	23,094,723
		198,629,243
Financials — 28.5%
American International Group, Inc.	2,831,155	111,575,819
Berkshire Hathaway, Inc., Class B (a)	861,013	175,801,634
Brighthouse Financial, Inc. (a)	655,608	19,982,932
Citigroup, Inc.	4,080,763	212,444,522
Discover Financial Services	2,580,015	152,169,285
First Republic Bank	748,157	65,014,843

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 55

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 99.1% continued
Financials — 28.5% continued
Hartford Financial Services Group, Inc. (The)	1,912,394	$85,005,913
JPMorgan Chase & Co.	1,329,844	129,819,371
Loews Corp.	2,121,135	96,554,065
Marsh & McLennan Cos., Inc.	968,235	77,216,741
MetLife, Inc.	3,912,833	160,660,923
Morgan Stanley	2,384,043	94,527,305
PNC Financial Services Group, Inc. (The)	591,666	69,171,672
		1,449,945,025
Health Care — 16.7%
Abbott Laboratories	3,382,732	244,673,006
CVS Health Corp.	2,315,089	151,684,631
Gilead Sciences, Inc.	867,106	54,237,480
Medtronic plc	1,660,503	151,039,353
Pfizer, Inc.	3,525,786	153,900,559
Thermo Fisher Scientific, Inc.	416,058	93,109,620
		848,644,649
Industrials — 8.2%
Honeywell International, Inc.	462,459	61,100,083
Parker-Hannifin Corp.	658,083	98,146,499
United Continental Holdings, Inc. (a)	910,282	76,217,912
United Technologies Corp.	1,339,965	142,679,473
Verisk Analytics, Inc. (a)	351,755	38,355,365
		416,499,332
Information Technology — 7.3%
Apple, Inc.	406,250	64,081,875
Microsoft Corp.	1,270,763	129,071,398
Texas Instruments, Inc.	916,504	86,609,628
Worldpay, Inc., Class A (a)	1,203,251	91,964,474
		371,727,375
Materials — 3.6%
Axalta Coating Systems Ltd. (a)	2,308,736	54,070,597
Eastman Chemical Co.	712,764	52,110,176
Linde plc	483,013	75,369,349
		181,550,122

Total Common Stocks		$5,041,929,490
Registered Investment Companies — 1.4%
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (c)	45,826,857	45,822,274
State Street Navigator Securities Lending Portfolio I, 2.62% (c)	22,427,413	22,427,413

Total Registered Investment Companies		$68,249,687

Total Investment Securities — 100.5%
(Cost $4,472,977,439)		$5,110,179,177

Liabilities in Excess of Other Assets — (0.5)%		(24,009,267)

Net Assets — 100.0%		$5,086,169,910

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $22,481,238.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc – Public Limited Company

See accompanying Notes to Financial Statements.

56 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill All Cap Select Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 96.7%
Communication Services — 10.1%
Alphabet, Inc., Class A (a)	7,682	$8,027,383
Facebook, Inc., Class A (a)	35,189	4,612,926
Liberty Media Corp. - Liberty Formula One - Series C (a)	231,171	7,096,950
		19,737,259
Consumer Discretionary — 12.6%
BorgWarner, Inc.	200,052	6,949,806
NVR, Inc. (a)	1,887	4,598,600
Red Rock Resorts, Inc., Class A	391,108	7,943,404
Vail Resorts, Inc.	24,375	5,138,738
		24,630,548
Consumer Staples — 6.3%
Cal-Maine Foods, Inc.	89,957	3,805,181
Philip Morris International, Inc.	128,762	8,596,151
		12,401,332
Energy — 5.1%
Cimarex Energy Co.	95,037	5,859,031
Noble Energy, Inc.	222,507	4,174,231
		10,033,262
Financials — 32.7%
American International Group, Inc.	190,789	7,518,995
Bank OZK	337,011	7,693,961
BankUnited, Inc.	168,245	5,037,255
Berkshire Hathaway, Inc., Class B (a)	44,394	9,064,367
Brighthouse Financial, Inc. (a)	156,957	4,784,049
Discover Financial Services	78,575	4,634,354
First Republic Bank	46,613	4,050,670
Loews Corp.	107,783	4,906,282
MetLife, Inc.	225,047	9,240,430
Mr. Cooper Group, Inc. (a)(b)	601,487	7,019,353
		63,949,716
Health Care — 8.8%
Allergan plc	42,391	5,665,981
Gilead Sciences, Inc.	99,700	6,236,235
GlaxoSmithKline plc - ADR (b)	139,525	5,331,250
		17,233,466
Industrials — 15.9%
Copa Holdings SA, Class A	87,116	6,856,900
Hub Group, Inc., Class A (a)	174,370	6,463,896
Johnson Controls International plc	271,481	8,049,412
Kirby Corp. (a)	81,543	5,492,736
United Continental Holdings, Inc. (a)	49,975	4,184,407
		31,047,351
Information Technology — 2.6%
Sanmina Corp. (a)	215,408	5,182,716

Materials — 2.6%
Sherwin-Williams Co. (The)	13,012	5,119,702

Total Common Stocks		$189,335,352

Registered Investment Companies — 6.1%
State Street Institutional US Government Money Market Fund, Premier Class, 2.27% (c)	6,017,494	6,017,494
State Street Navigator Securities Lending Portfolio I, 2.62% (c)	5,887,350	5,887,350

Total Registered Investment Companies		$11,904,844

Total Investment Securities — 102.8%
(Cost $219,245,982)		$201,240,196

Liabilities in Excess of Other Assets — (2.8)%		(5,538,465)

Net Assets — 100.0%		$195,701,731

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $5,762,072.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.

ADR – American Depositary Receipt

plc – Public Limited Company

SA – Societe Anonyme

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 57

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 88.9%
Communication Services — 11.3%
Alphabet, Inc., Class A (a)(b)(c)	122,355	$127,856,081
Comcast Corp., Class A	1,852,675	63,083,584
Facebook, Inc., Class A (b)(c)	617,140	80,900,883
T-Mobile US, Inc. (a)(b)	878,425	55,876,614
Twenty-First Century Fox, Inc., Class B	598,616	28,601,872
Walt Disney Co. (The) (a)	455,640	49,960,926
		406,279,960
Consumer Discretionary — 5.5%
BorgWarner, Inc. (a)	1,969,225	68,410,877
Dollar General Corp.	286,915	31,009,773
Goodyear Tire & Rubber Co. (The) (a)	508,140	10,371,137
Hanesbrands, Inc. (a)	1,480,825	18,554,737
TJX Cos., Inc. (The)	801,333	35,851,638
VF Corp. (a)	454,165	32,400,131
		196,598,293
Consumer Staples — 2.8%
Constellation Brands, Inc., Class A	387,779	62,362,619
Coty, Inc., Class A (a)(b)	1,892,560	12,415,194
Molson Coors Brewing Co., Class B (a)	386,678	21,715,836
Philip Morris International, Inc. (a)	85,389	5,700,570
		102,194,219
Energy — 3.7%
Cimarex Energy Co. (a)	1,401,414	86,397,173
Devon Energy Corp. (a)	2,021,480	45,564,159
		131,961,332
Financials — 27.5%
American International Group, Inc. (a)	1,676,420	66,067,712
Bank OZK (a)	2,201,410	50,258,190
BankUnited, Inc. (a)(c)	2,613,020	78,233,819
Berkshire Hathaway, Inc., Class B (a)(b)(c)	447,785	91,428,741
Brighthouse Financial, Inc. (a)(b)	1,642,181	50,053,677
Citigroup, Inc. (a)(c)	3,122,947	162,580,621
Discover Financial Services (a)	1,280,649	75,532,678
First Republic Bank (a)	612,355	53,213,650
Hartford Financial Services Group, Inc. (The)	1,150,476	51,138,658
JPMorgan Chase & Co. (a)	421,305	41,127,794
Loews Corp. (a)	1,183,932	53,892,585
MetLife, Inc. (a)(c)	3,053,239	125,365,993
Morgan Stanley	1,366,008	54,162,217
Wells Fargo & Co.	818,927	37,736,156
		990,792,491
Health Care — 9.5%
Abbott Laboratories (a)	1,066,985	77,175,025
Allergan plc	543,140	72,596,092
CVS Health Corp. (a)	1,105,030	72,401,566
Medtronic plc (a)(c)	912,142	82,968,436
Pfizer, Inc.	828,805	36,177,338
		341,318,457
Industrials — 14.9%
Alaska Air Group, Inc. (a)	750,000	45,637,500
Colfax Corp. (a)(b)	634,530	13,261,677
Johnson Controls International plc (a)(c)	3,493,469	103,581,356
Kirby Corp. (a)(b)	860,561	57,967,389
Parker-Hannifin Corp. (a)	288,265	42,991,842
Sensata Technologies Holding plc (a)(b)	1,553,947	69,678,983
United Continental Holdings, Inc. (a)(b)(c)	1,581,095	132,385,084
United Technologies Corp. (c)	651,440	69,365,331
		534,869,162
Information Technology — 10.1%
Apple, Inc.	399,073	62,949,775
Cognizant Technology Solutions Corp., Class A	1,048,395	66,552,115
Microsoft Corp. (c)	1,078,312	109,524,150
Texas Instruments, Inc.	506,970	47,908,665
Worldpay, Inc., Class A (a)(b)	987,450	75,470,804
		362,405,509

58 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 88.9% continued
Materials — 3.6%
Axalta Coating Systems Ltd. (a)(b)	3,671,584	$85,988,497
RPM International, Inc. (a)	722,525	42,470,020
		128,458,517

Total Common Stocks		$3,194,877,940

Registered Investment Companies — 32.3%
Diamond Hill Short Duration Total Return Fund, Class Y (d)	9,089,758	91,442,964
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (e)	336,104,202	336,070,591
State Street Navigator Securities Lending Portfolio I, 2.62% (e)	731,985,447	731,985,447

Total Registered Investment Companies		$1,159,499,002

Total Investment Securities — 121.2%
(Cost $3,986,138,273)		$4,354,376,942

Segregated Cash With Custodian — 20.5%		738,944,329

Investments Sold Short — (20.3)%
(Proceeds $758,920,278)		(730,406,950)

Liabilities in Excess of Other Assets — (21.4)%		(768,552,552)

Net Assets — 100.0%		$3,594,361,769

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $722,576,431.
(b)	Non-income producing security.
(c)	All or a portion of the shares have been pledged as collateral for open short positions.
(d)	Affiliated Fund.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc – Public Limited Company

See accompanying Notes to Financial Statements.

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short
December 31, 2018

	Shares	Fair Value
Common Stocks — 20.3%
Consumer Discretionary — 5.4%
Best Buy Co., Inc.	284,194	$15,050,914
Big Lots, Inc.	303,870	8,787,920
Cheesecake Factory, Inc. (The)	208,295	9,062,915
Grand Canyon Education, Inc.	513,030	49,322,704
lululemon athletica, Inc.	44,220	5,377,594
Stamps.com, Inc.	188,904	29,401,019
Tesla, Inc.	80,285	26,718,848
Under Armour, Inc., Class A	1,770,015	31,276,165
Walmart, Inc.	211,720	19,721,718
		194,719,797
Consumer Staples — 1.0%
Brown-Forman Corp., Class B	241,180	11,475,344
Kroger Company (The)	930,890	25,599,475
		37,074,819
Energy — 0.7%
Core Laboratories NV	312,315	18,632,713
Southwestern Energy Co.	2,088,165	7,120,643
		25,753,356
Financials — 3.5%
Bank of Hawaii Corp.	373,461	25,141,395
Cincinnati Financial Corp.	714,931	55,349,958
Commerce Bancshares, Inc.	233,646	13,170,625
First American Financial Corp.	186,233	8,313,441
Selective Insurance Group, Inc.	385,901	23,516,807
		125,492,226
Health Care — 3.1%
AbbVie, Inc.	280,580	25,866,670
Encompass Health Corp.	625,651	38,602,667
Integra LifeSciences Holdings Corp.	471,935	21,284,268
Varian Medical Systems, Inc.	229,775	26,035,805
		111,789,410

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 59

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short
(Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 20.3% continued
Industrials — 1.8%
Cintas Corp.	70,220	$11,796,258
W.W. Grainger, Inc.	179,988	50,821,412
		62,617,670
Information Technology — 2.5%
Cisco Systems, Inc.	845,458	36,633,695
Cree, Inc.	564,465	24,144,990
j2 Global, Inc.	245,180	17,010,588
Western Union Co. (The)	717,660	12,243,280
		90,032,553
Materials — 0.2%
Silgan Holdings, Inc.	352,000	8,314,240

Utilities — 2.1%
Consolidated Edison, Inc.	975,842	74,612,879

Total Investments Sold Short — 20.3%
(Proceeds $758,920,278)		$730,406,950

Percentages disclosed are based on total net assets of the Fund at December 31, 2018.

NV – Naamloze Vennootschap

See accompanying Notes to Financial Statements.

Diamond Hill Research
Opportunities Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 104.1%
Communication Services — 10.2%
Alphabet, Inc., Class A (a)(b)	1,102	$1,151,546
Baidu, Inc. - ADR (a)	2,734	433,612
Charter Communications, Inc., Class A (a)	1,787	509,241
Facebook, Inc., Class A (a)	10,013	1,312,604
Liberty Media Corp. - Liberty Formula One - Series C (a)(c)	31,287	960,511
Tencent Holdings Ltd. (HK)	10,700	428,856
T-Mobile USA, Inc. (a)	8,880	564,857
Twenty-First Century Fox, Inc., Class B	5,711	272,872
		5,634,099
Consumer Discretionary — 16.8%
Aptiv plc (c)	3,524	216,973
BorgWarner, Inc. (b)	8,480	294,595
Dollar General Corp.	1,572	169,902
EssilorLuxottica SA (FR)	3,200	405,575
Fiat Chrysler Automobiles NV (a)	49,520	716,059
Hanesbrands, Inc. (c)	26,900	337,057
McDonald's Corp. (c)	1,020	181,121
NVR, Inc. (a)(b)	500	1,218,495
Red Rock Resorts, Inc., Class A	101,143	2,054,214
Starbucks Corp.	4,600	296,240
TJX Cos., Inc. (The)	4,102	183,523
Vail Resorts, Inc.	11,300	2,382,266
VF Corp.	10,749	766,834
		9,222,854
Consumer Staples — 1.7%
Cal-Maine Foods, Inc. (b)	22,500	951,750

Energy — 1.7%
Cimarex Energy Co. (b)(c)	15,589	961,062

Financials — 14.6%
Banco Bilbao Vizcaya Argentaria SA (ES)	19,197	101,958
Bank of New York Mellon Corp. (The) (c)	15,880	747,472
Bank OZK (c)	36,220	826,903
BankUnited, Inc. (b)	29,730	890,116
Brighthouse Financial, Inc. (a)(b)(c)	7,937	241,920

60 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 104.1% continued
Financials — 14.6% continued
Credit Suisse Group AG (SW) (a)	66,130	$722,913
Discover Financial Services (b)	14,920	879,982
Fairfax Financial Holdings Ltd. (CA)	586	258,007
Fairfax India Holdings Corp. (a)	38,319	503,128
First Republic Bank (c)	7,513	652,880
Franklin Resources, Inc. (c)	6,193	183,684
Julius Baer Group Ltd. (SW) (a)	11,500	409,820
Kasikornbank PCL - NVDR (TH)	13,300	76,172
MetLife, Inc. (b)	4,893	200,907
Mr. Cooper Group, Inc. (a)	71,090	829,620
SVB Financial Group (a)(c)	2,805	532,726
		8,058,208
Health Care — 17.5%
Acorda Therapeutics, Inc. (a)(c)	31,274	487,249
Allergan plc	11,160	1,491,646
BioScrip, Inc. (a)(c)	403,216	1,439,481
CVS Health Corp.	6,535	428,173
Endo International plc (a)	132,427	966,717
Gilead Sciences, Inc.	10,647	665,970
GlaxoSmithKline plc - ADR	59,821	2,285,760
McKesson Corp.	2,825	312,078
Medtronic plc	3,075	279,702
Patterson Companies, Inc. (c)	14,000	275,240
Shandong Weigo Group Medical Polymer Co. Ltd. (HK)	432,000	348,977
Thermo Fisher Scientific, Inc.	1,527	341,727
WellCare Health Plans, Inc. (a)(c)	1,210	285,669
		9,608,389
Industrials — 21.5%
Aircastle Ltd. (b)	26,300	453,412
Alaska Air Group, Inc. (c)	8,600	523,310
Bollore Group (FR)	100,000	400,876
Bollore NV (FR) (a)	302	1,187
Colfax Corp. (a)(c)	7,921	165,549
Copa Holdings SA, Class A (c)	9,872	777,025
Honeywell International, Inc.	2,500	330,300
Howden Joinery Group plc (GB)	115,000	638,184
Hub Group, Inc., Class A (a)(b)	47,400	1,757,118
Johnson Controls International plc	17,606	522,018
Kirby Corp. (a)	7,150	481,624
Milacron Holdings Corp. (a)	10,150	120,684
Sensata Technologies Holding plc (a)	38,143	1,710,332
Stericycle, Inc. (a)(c)	13,270	486,876
United Continental Holdings, Inc. (a)(b)	21,628	1,810,912
United Technologies Corp.	3,550	378,004
Verisk Analytics, Inc. (a)(c)	8,667	945,050
Welbilt, Inc. (a)(c)	13,800	153,318
WESCO International, Inc. (a)(c)	3,240	155,520
		11,811,299
Information Technology — 12.6%
Apple, Inc.	2,167	341,823
Avnet, Inc.	8,741	315,550
Cognizant Technology Solutions Corp., Class A (b)	25,494	1,618,359
First Data Corp., Class A (a)(c)	47,503	803,276
Microsoft Corp. (b)	12,474	1,266,984
Sanmina Corp. (a)	41,723	1,003,855
TE Connectivity Ltd.	4,506	340,789
Texas Instruments, Inc.	5,983	565,394
WNS Holdings Ltd. - ADR (a)	16,989	700,966
		6,956,996
Materials — 4.4%
Axalta Coating Systems Ltd. (a)	47,734	1,117,930
RPM International, Inc.	5,550	326,229
Sherwin-Williams Co. (The) (c)	1,000	393,460
Versum Materials, Inc. (c)	8,000	221,760

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 61

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Common Stocks — 104.1% continued
Materials — 4.4% continued
W.R. Grace & Co. (c)	5,500	$357,005
		2,416,384
Real Estate — 3.1%
American Campus Communities, Inc. REIT (c)	6,534	270,442
American Homes 4 Rent, Class A (c)	12,848	255,033
CubeSmart REIT (c)	5,416	155,385
iStar, Inc. REIT (b)	77,007	706,154
Mid-America Apartment Communities, Inc. REIT	1,655	158,384
Public Storage REIT (c)	856	173,263
		1,718,661

Total Common Stocks		$57,339,702

Registered Investment Companies — 19.7%
State Street Navigator Securities Lending Portfolio I, 2.62% (d)	10,829,528	10,829,528

Total Registered Investment Companies		$10,829,528

Total Investment Securities — 123.8%
(Cost $69,070,868)		$68,169,230

Segregated Cash With Custodian — 16.0%		8,826,529

Investments Sold Short — (19.3)%
(Proceeds $10,178,700)		(10,633,400)

Liabilities in Excess of Other Assets — (20.5)%		(11,309,685)

Net Assets — 100.0%		$55,052,674

(a)	Non-income producing security.
(b)	All or a portion of the shares have been pledged as collateral for open short positions.
(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $10,722,396.
(d)	The rate shown is the 7-day effective yield as of December 31, 2018.

ADR – American Depositary Receipt

CA – Canadian Security

ES – Spanish Security

FR – French Security

GB – British Security

HK – Hong Kong Security

NV – Naamloze Vennootschap

NVDR – Non-Voting Depositary Receipt

plc – Public Limited Company

REIT – Real Estate Investment Trust

SA – Societe Anonyme

SW – Swiss Security

TH – Thailand Security

See accompanying Notes to Financial Statements.

62 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund
Schedule of Investments Sold Short
December 31, 2018

	Shares	Fair Value
Common Stocks — 19.3%
Communication Services — 0.6%
Cogent Communications Holdings, Inc.	7,840	$354,446

Consumer Discretionary — 6.6%
Bed Bath & Beyond, Inc.	3,295	37,299
Best Buy Co., Inc.	3,760	199,130
Big Lots, Inc.	2,000	57,840
Cheesecake Factory, Inc. (The)	950	41,334
Grand Canyon Education, Inc.	6,206	596,645
Kohl's Corp.	4,070	270,004
lululemon athletica, Inc.	2,110	256,597
Stamps.com, Inc.	4,425	688,707
Tesla, Inc.	2,220	738,816
Under Armour, Inc., Class A	25,265	446,433
Walmart, Inc.	3,000	279,450
		3,612,255
Consumer Staples — 0.2%
Brown-Forman Corp., Class B	1,600	76,128
Kroger Company (The)	2,095	57,612
		133,740
Energy — 0.1%
Southwestern Energy Co.	7,944	27,089

Financials — 3.4%
Apollo Commercial Real Estate Finance, Inc.	2,364	39,384
Ares Commercial Real Estate Corp.	6,061	79,035
Bank of Hawaii Corp.	4,040	271,973
Blackstone Mortgage Trust, Inc., Class A	537	17,109
Cincinnati Financial Corp.	5,992	463,901
Commerce Bancshares, Inc.	3,255	183,484
First Financial Bankshares, Inc.	1,330	76,728
Granite Point Mortgage Trust, Inc.	4,589	82,740
KKR Real Estate Finance Trust, Inc.	887	16,986
Selective Insurance Group, Inc.	1,238	75,444
Starwood Property Trust, Inc.	1,420	27,988
TPG Real Estate Finance Trust, Inc.	1,536	28,078
Westamerica Bancorp.	8,910	496,109
		1,858,959
Health Care — 3.4%
AbbVie, Inc.	2,901	267,443
Encompass Health Corp.	4,605	284,129
IDEXX Laboratories, Inc.	1,550	288,331
IQVIA Holdings, Inc.	2,500	290,425
Merck & Co., Inc.	3,901	298,075
Varian Medical Systems, Inc.	3,805	431,145
		1,859,548
Industrials — 1.1%
Boeing Co. (The)	632	203,820
Cintas Corp.	1,027	172,526
W.W. Grainger, Inc.	845	238,594
		614,940
Information Technology — 2.9%
Cisco Systems, Inc.	12,499	541,582
Cree, Inc.	9,350	399,946
j2 Global, Inc.	1,665	115,518
Western Union Co. (The)	33,043	563,714
		1,620,760
Materials — 0.1%
Silgan Holdings, Inc.	3,455	81,607

Real Estate — 0.3%
EastGroup Properties, Inc.	1,611	147,777

Utilities — 0.6%
Consolidated Edison, Inc.	4,215	322,279

Total Investments Sold Short — 19.3%
(Proceeds $10,178,700)		$10,633,400

Percentages disclosed are based on total net assets of the Fund at December 31, 2018.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 63

Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2018

	Shares	Fair Value
Common Stocks — 97.3%
Banks, Thrifts & Mortgage Finance — 36.6%
Bank OZK (a)(b)	39,755	$907,607
BankUnited, Inc. (a)(b)	31,680	948,499
BOK Financial Corp. (b)	4,200	307,986
Bridge Bancorp, Inc.	15,605	397,771
Citigroup, Inc. (a)(b)	12,425	646,846
First Horizon National Corp. (a)(b)	20,590	270,964
First of Long Island Corp. (The)	16,860	336,357
First Republic Bank (a)(b)	11,205	973,715
JPMorgan Chase & Co. (b)	2,645	258,205
Mr. Cooper Group, Inc. (c)	116,934	1,364,620
Popular, Inc. (a)	7,534	355,755
State Bank Financial Corp. (b)	21,630	466,992
Sterling Bancorp (a)	40,253	664,577
SVB Financial Group (a)(b)(c)	4,915	933,457
		8,833,351
Capital Markets — 9.2%
Artisan Partners Asset Management, Inc., Class A	15,506	342,838
Bank of New York Mellon Corp. (The) (a)(b)	7,020	330,431
Credit Suisse Group AG - ADR (b)(c)	70,670	767,476
Morgan Stanley (b)	11,970	474,610
State Street Corp. (b)	4,825	304,313
		2,219,668
Consumer Financial Services — 6.1%
Capital One Financial Corp.	3,271	247,255
Discover Financial Services (a)	20,565	1,212,924
		1,460,179
Diversified Financial Services — 6.9%
Berkshire Hathaway, Inc., Class B (a)(c)	8,105	1,654,879
Insurance — 21.4%
Brighthouse Financial, Inc. (a)(c)	13,427	409,255
Enstar Group Ltd. (a)(c)	3,045	510,251
Fairfax Financial Holdings Ltd. (CA)	1,195	526,140
Global Indemnity Ltd. (a)	8,330	301,796
Hartford Financial Services Group, Inc. (The)	10,742	477,482
Loews Corp. (a)	25,966	1,181,972
MetLife, Inc. (a)	32,447	1,332,274
RenaissanceRe Holdings Ltd. (a)	3,260	435,862
		5,175,032
IT Services — 4.4%
First Data Corp., Class A (a)(c)	41,045	694,071
Worldpay, Inc., Class A (a)(c)	4,920	376,036
		1,070,107
Equity Real Estate Investment Trusts (REITs) — 12.0%
American Campus Communities, Inc. REIT (a)	18,045	746,883
American Homes 4 Rent, Class A (a)	19,835	393,725
CubeSmart REIT (a)	14,425	413,853
iStar, Inc. REIT (a)	88,448	811,068
Mid-America Apartment Communities, Inc. REIT	2,630	251,691
Public Storage REIT (a)	1,430	289,446
		2,906,666
Real Estate Management & Development — 0.7%
Shurgard Self Storage SA (LU) (c)	5,715	158,768

Total Common Stocks		$23,478,650

64 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Financial
Long-Short Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Registered Investment Companies — 19.9%
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (d)	640,057	$639,993
State Street Navigator Securities Lending Portfolio I, 2.62% (d)	4,179,127	4,179,127

Total Registered Investment Companies		$4,819,120

Total Investment Securities — 117.2%
(Cost $29,022,878)		$28,297,770

Segregated Cash With Custodian — 14.1%		3,397,225

Investments Sold Short — (13.8)%
(Proceeds $3,085,035)		(3,329,538)

Liabilities in Excess of Other Assets — (17.5)%		(4,225,526)

Net Assets — 100.0%		$24,139,931

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $4,089,373.
(b)	All or a portion of the shares have been pledged as collateral for open short positions.
(c)	Non-income producing security.
(d)	The rate shown is the 7-day effective yield as of December 31, 2018.

ADR – American Depositary Receipt

CA – Canadian Security

LU – Luxembourg Security

REIT – Real Estate Investment Trust

SA – Societe Anonyme

See accompanying Notes to Financial Statements.

Diamond Hill Financial
Long-Short Fund
Schedule of Investments Sold Short
December 31, 2018

	Shares	Fair Value
Common Stocks — 13.8%
Banks, Thrifts & Mortgage Finance — 5.1%
Bank of Hawaii Corp.	1,850	$124,542
Commerce Bancshares, Inc.	4,730	266,630
First Financial Bankshares, Inc.	2,040	117,688
Westamerica Bancorp.	12,895	717,994
		1,226,854
Insurance — 3.2%
Cincinnati Financial Corp.	6,740	521,811
Selective Insurance Group, Inc.	4,023	245,162
		766,973
REITS & Real Estate Management — 2.9%
Apollo Commercial Real Estate Finance, Inc.	9,085	151,356
Ares Commercial Real Estate Corp.	10,305	134,377
Blackstone Mortgage Trust, Inc., Class A	1,404	44,731
Granite Point Mortgage Trust, Inc.	7,664	138,182
KKR Real Estate Finance Trust, Inc.	2,742	52,509
Starwood Property Trust, Inc.	4,791	94,431
TPG Real Estate Finance Trust, Inc.	5,020	91,766
		707,352
IT Services — 1.8%
Western Union Co. (The)	25,030	427,012

Equity Real Estate Investment Trusts (REITs) — 0.8%
EastGroup Properties, Inc.	2,195	201,347

Total Investments Sold Short — 13.8%
(Proceeds $3,085,035)		$3,329,538

Percentages disclosed are based on total net assets of the Fund at December 31, 2018.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 65

Diamond Hill Global Fund
Schedule of Investments
December 31, 2018

	Shares	Value
Common Stocks — 90.0%
Belgium — 2.1%
Anheuser-Busch InBev SA/NV	4,797	$315,982

China — 1.8%
Baidu, Inc. - ADR (a)	1,654	262,324

France — 2.3%
EssilorLuxottica SA	2,666	337,894

Germany — 3.6%
Continental AG	1,656	230,546
Fuchs Petrolub SE	7,531	302,431
		532,977
Hong Kong — 1.9%
Shandong Weigao Group Medical Polymer Co. Ltd. (a)	344,280	278,115

Ireland — 4.3%
Allergan plc	2,245	300,067
Johnson Controls International plc	11,302	335,104
		635,171
Jersey — 2.0%
Beazley plc	47,182	303,285

Korea (Republic of) — 2.8%
Samsung Electronics Co. Ltd.	11,735	409,455

Netherlands — 1.8%
Euronext NV (a)	4,540	261,551

Panama — 3.0%
Copa Holdings SA, Class A	5,552	436,998

Switzerland — 5.3%
Credit Suisse Group AG (a)	36,150	395,181
Julius Baer Group Ltd. (a)	10,658	379,814
		774,995
United Kingdom — 10.8%
Ashmore Group plc	75,285	351,120
BT Group plc - ADR (b)	13,167	200,138
GlaxoSmithKline plc	25,272	481,714
Howden Joinery Group plc	100,714	558,905
		1,591,877
United States — 48.3%
Alphabet, Inc., Class C (a)	320	331,395
American International Group, Inc.	10,075	397,056
Bank OZK	18,163	414,661
Berkshire Hathaway, Inc., Class B (a)	2,381	486,153
BorgWarner, Inc.	9,872	342,953
Brighthouse Financial, Inc. (a)	9,594	292,425
Cimarex Energy Co.	5,889	363,057
Citigroup, Inc.	3,066	159,616
Discover Financial Services	4,867	287,056
Facebook, Inc., Class A (a)	1,845	241,861
Gilead Sciences, Inc.	4,500	281,475
Hub Group, Inc., Class A (a)	9,387	347,976
Kirby Corp. (a)	4,731	318,680
MetLife, Inc.	12,200	500,932
Noble Energy, Inc.	8,995	168,746
NVR, Inc. (a)	114	277,817
Philip Morris International, Inc.	6,717	448,427
Red Rock Resorts, Inc., Class A (b)	18,634	378,457
Sanmina Corp. (a)	13,496	324,714
Sherwin-Williams Co. (The)	609	239,617
United Continental Holdings, Inc. (a)	3,577	299,502
Vail Resorts, Inc.	963	203,020
		7,105,596

Total Common Stocks		$13,246,220

66 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Global Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Value
Registered Investment Companies — 11.4%
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (c)	1,438,620	$1,438,477
State Street Navigator Securities Lending Portfolio I, 2.62%(c)	243,114	243,114

Total Registered Investment Companies		$1,681,591

Total Investments at Value — 101.4%
(Cost $17,732,195)		$14,927,811

Liabilities in Excess of Other Assets — (1.4)%		(208,505)

Net Assets — 100.0%		$14,719,306

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $238,727.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.

ADR – American Depositary Receipt

AG – Aktiengesellschaft

NV – Naamloze Vennootschap

plc – Public Limited Company

SA – Societe Anonyme

SE – Societas Europaea

See accompanying Notes to Financial Statements.

Diamond Hill Short Duration
Total Return Fund
Schedule of Investments
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 6.8%
Banking — 3.7%
ABN AMRO Bank NV (a)	2.100%	01/18/19	$500,000	$499,866
Bank of Nova Scotia (b)	1.650%	06/14/19	35,000	34,802
Canadian Imperial Bank	1.600%	09/06/19	425,000	421,172
Capital One Financial Corp.	2.500%	05/12/20	500,000	493,459
Capital One North America	1.850%	09/13/19	500,000	494,534
Citibank NA	3.400%	07/23/21	500,000	500,616
Citigroup, Inc. (b)	2.350%	08/02/21	500,000	485,711
Citigroup, Inc.	2.900%	12/08/21	750,000	737,836
Danske Bank A/S (a)	1.650%	09/06/19	500,000	492,004
DBS Group Holdings Ltd. (3MO LIBOR + 49) (a)(c)	3.257%	06/08/20	1,500,000	1,499,040
Fifth Third Bank (3MO LIBOR + 59) (c)	3.412%	09/27/19	500,000	500,677
Goldman Sachs Group, Inc.	2.625%	04/25/21	2,930,000	2,853,587
Goldman Sachs Group, Inc.	2.300%	12/13/19	225,000	222,714
Goldman Sachs Group, Inc.	2.600%	12/27/20	1,000,000	981,076
Goldman Sachs Group, Inc. (3MO LIBOR + 111) (b)(c)	3.618%	04/26/22	450,000	444,938
Huntington National Bank (3MO LIBOR + 51) (c)	3.277%	03/10/20	1,000,000	999,781
JPMorgan Chase & Co.	2.250%	01/23/20	50,000	49,496
JPMorgan Chase & Co.	2.550%	10/29/20	1,000,000	988,693
JPMorgan Chase & Co. (3MO LIBOR + 100) (c)	3.436%	01/15/23	400,000	396,193
Key Banc NA	1.600%	08/22/19	750,000	743,336
Key Banc NA	3.350%	06/15/21	500,000	501,541
Mizuho Financial Group	2.273%	09/13/21	500,000	484,101
Morgan Stanley	2.650%	01/27/20	486,000	482,297
Morgan Stanley (3MO LIBOR + 118) (c)	3.649%	01/20/22	1,000,000	996,720
National Australia Bank, New York	2.250%	01/10/20	500,000	495,706

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 67

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 6.8% continued
Banking — 3.7% continued
Nordea Bank AB, Series 144A (3MO LIBOR + 62) (a)(c)	3.423%	09/30/19	$250,000	$250,505
Rabobank Nederland NY	2.250%	01/14/20	300,000	297,403
Royal Bank of Canada	1.500%	07/29/19	220,000	218,383
Skandinaviska Enskilda Banken AB	1.500%	09/13/19	500,000	494,308
SunTrust Bank	3.525%	10/26/21	900,000	900,907
Svenska Handelsbanken AB (b)	1.500%	09/06/19	500,000	494,537
Toronto-Dominion Bank	1.450%	08/13/19	20,000	19,822
Wells Fargo & Co.	2.400%	01/15/20	1,750,000	1,734,923
Westpac Banking Corp.	1.600%	08/19/19	425,000	421,225
				21,631,909
Basic Industry — 0.1%
E.I. du Pont de Nemours & Co. (b)	2.200%	05/01/20	425,000	421,957

Capital Goods — 0.1%
Beacon Roofing Supply, Inc.	6.375%	10/01/23	100,000	99,000
Manitowoc Co., Inc (a)	12.750%	08/15/21	200,000	212,500
Summit Materials LLC	8.500%	04/15/22	250,000	261,250
Welbilt, Inc.	9.500%	02/15/24	100,000	107,000
				679,750
Communications — 0.5%
American Tower Corp.	2.250%	01/15/22	250,000	239,241
British Telecommunications plc	4.500%	12/04/23	500,000	506,743
Cogent Communications, Inc. (a)	5.625%	04/15/21	200,000	199,000
Cogent Communications, Inc. (a)	5.375%	03/01/22	100,000	99,250
Comcast Corp. (b)	3.450%	10/01/21	900,000	909,086
Crown Castle International Corp.	2.250%	09/01/21	425,000	410,881
CSC Holdings LLC (a)	10.125%	01/15/23	400,000	430,304
Deutsche Telekom International Finance (a)	1.500%	09/19/19	200,000	197,326
				2,991,831
Consumer Cyclical — 0.7%
BMW U.S. Capital LLC (a)	1.450%	09/13/19	225,000	222,751
CCM Merger, Inc. (a)	6.000%	03/15/22	200,000	202,950
Century Communities, Inc.	6.875%	05/15/22	100,000	96,750
Daimler Finance NA LLC (a)	1.750%	10/30/19	350,000	345,340
Ford Motor Credit Co. LLC	1.897%	08/12/19	500,000	495,087
Ford Motor Credit Co. LLC (b)	2.681%	01/09/20	200,000	196,666
General Motors Financial Co. (b)	2.350%	10/04/19	1,000,000	991,265
General Motors Financial Co.	3.200%	07/06/21	25,000	24,419
Nissan Motor Acceptance Corp. (a)	1.550%	09/13/19	425,000	418,682
Toyota Motor Credit Corp.	1.950%	04/17/20	425,000	419,313
Volkswagen AG (a)	3.875%	11/13/20	500,000	502,342
				3,915,565
Consumer Non-Cyclical — 0.3%
Amgen, Inc.	2.650%	05/11/22	860,000	840,251
Mondelēz International, Inc. (a)(b)	1.625%	10/28/19	250,000	246,522
Zoetis, Inc.	3.250%	08/20/21	450,000	448,648
				1,535,421
Electric — 0.3%
Sempra Energy	1.625%	10/07/19	370,000	364,890
Southern Power Co.	1.950%	12/15/19	250,000	246,232
WEC Energy Group, Inc.	3.375%	06/15/21	950,000	949,367
				1,560,489
Energy — 0.2%
Energen Corp.	4.625%	09/01/21	125,000	123,750
Sinopec Group Overseas Development Ltd. (a)	1.750%	09/29/19	500,000	494,746
Welltec A/S (a)	9.500%	12/01/22	200,000	197,500
WPX Energy, Inc. (b)	6.000%	01/15/22	100,000	97,250
				913,246

68 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 6.8% continued
Finance Companies — 0.2%
American Express Credit Corp.	1.700%	10/30/19	$900,000	$890,092
Credit Acceptance Corp.	7.375%	03/15/23	200,000	204,000
IBCIL Finance Co. Ltd. (a)	2.125%	09/29/19	200,000	198,050
				1,292,142
Insurance — 0.6%
Jackson National Life Global Funding (3MO LIBOR + 48) (a)(c)	3.251%	06/11/21	950,000	944,059
Jackson National Life Global Funding (a)	2.100%	10/25/21	200,000	192,989
Met Life Global Funding I (3MO LIBOR + 40) (a)(c)	3.176%	06/12/20	1,000,000	999,156
New York Life Global Funding (a)(b)	1.500%	10/24/19	500,000	494,298
PRICOA Global Funding I (a)	1.450%	09/13/19	350,000	346,224
Principal Life Global Funding II (a)	2.375%	11/21/21	400,000	389,059
				3,365,785
REITS — 0.0% (d)
RHP Hotel Properties LP	5.000%	04/15/21	200,000	198,500

Transportation — 0.1%
Continental Airlines Pass-Through Trust, Series 2012-1, Class B	6.250%	10/11/21	77,448	78,648
U.S. Airways Pass-Through Trust, Series 2012-2, Class B	6.750%	12/03/22	144,502	150,972
United Airlines Pass-Through Trust, Series 2007-1, Class A	6.636%	07/02/22	130,037	135,226
United Airlines Pass-Through Trust, Series 2013-1, Class B	5.375%	02/15/23	94,961	97,118
XPO Logistics, Inc.(a)(b)	6.125%	09/01/23	200,000	192,500
				654,464

Total Corporate Credit				$39,161,059
Securitized — 78.4%
ABS-Other — 8.0%
Access Point Financial, Series 2017-A, Class C (a)	5.820%	04/15/29	4,750,000	4,828,933
Access Point Financial, Series 2017-A, Class D (a)	6.000%	04/15/29	5,000,000	5,070,660
Credibly Asset Securitization LLC, Pool #FN 252409, Series 2018-1A, Class A (a)	4.800%	11/15/23	2,000,000	2,045,832
Gold Key Resorts LLC, Series 2014-A, Class A (a)	3.220%	03/17/31	204,352	203,129
Hero Funding Trust, Series 2016-3B, Class B (a)	5.240%	09/20/42	446,517	451,768
Hero Funding Trust, Series 2016-1R, Class A1 (a)	4.500%	09/21/42	889,000	884,555
Hero Funding Trust, Series 2016-4B, Class B (a)	4.990%	09/20/47	1,220,576	1,238,457
LTCG Securitization, Series 2018-A, Class A (a)	4.590%	06/15/48	1,727,424	1,729,474
MarketPlace Loan Trust, Series 2017-BS1, Class A (a)(c)	3.500%	01/18/22	1,697,841	1,692,710
Mosaic Solar Loans LLC, Series 2017-2A, Class A (a)	3.820%	09/20/42	1,108,951	1,115,706
Mosaic Solar Loans LLC, Series 2017-2A, Class B (a)	4.770%	09/20/42	982,484	990,909
New Residential Advance Receivables Trust, Series 2016-T2, Class DT2 (a)	4.005%	10/15/49	677,000	671,192
New Residential Advance Receivables Trust, Series 2016-T2, Class ET2 (a)	5.574%	10/15/49	500,000	497,405
New Residential Advance Receivables Trust, Series 2016-T4, Class ET4 (a)	6.250%	12/15/50	2,500,000	2,542,824

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 69

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
ABS-Other — 8.0% continued
New Residential Advance Receivables Trust, Series 2017-T1, Class ET1 (a)	5.815%	02/15/51	$2,845,000	$2,808,525
Newtek Small Business Loan Trust, Series 2018-1, Class B (1MO LIBOR + 300) (a)(c)	5.506%	02/25/44	2,838,822	2,838,814
Ocwen Master Advance Receivables Trust, Series 2018-T1, Class DT1 (a)	4.236%	08/15/49	1,104,000	1,103,393
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class DT2 (a)	4.446%	08/16/49	1,000,000	1,000,023
Ocwen Master Advance Receivables Trust, Series 2018-T2, Class DT2 (a)	4.532%	08/15/50	2,900,000	2,906,757
OnDeck Asset Securitization Trust, Series 2018-1A, Class B (a)	4.020%	04/18/22	1,400,000	1,396,715
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A (1MO LIBOR + 285) (a)(c)	5.356%	02/25/23	2,000,000	2,004,297
Renew Financial LLC, Series 2017-1A, Class B (a)(c)	5.750%	09/20/52	1,364,548	1,387,603
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class CT2 (a)	3.590%	11/15/49	650,000	643,751
SPS Servicer Advance Receivables Trust, Series 2018-T1, Class DT1 (a)	4.500%	10/17/50	1,070,000	1,071,968
TES LLC, Series 2017-1A, Class B (a)	7.740%	10/20/47	2,000,000	2,052,657
Westgate Resorts, Series 2016-1A, Class A (a)	3.500%	12/20/28	503,016	502,075
Westgate Resorts, Series 2018-1A, Class B (a)	3.580%	12/20/31	1,056,668	1,052,344
Westgate Resorts, Series 2018-1A, Class C (a)	4.100%	12/20/31	1,690,669	1,693,192
				46,425,668
Agency CMBS — 0.0% (d)
FNMA, Pool #FN AE0834 (c)	4.104%	01/01/21	132,959	135,554

Agency MBS CMO — 0.7%
FHLMC, Series 2814, Class PH	6.000%	06/15/34	290,015	320,573
FHLMC, Series 4613, Class AF (1MO LIBOR + 110) (c)	3.555%	11/15/37	1,100,097	1,131,694
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	41,928	44,684
FNMA, Series 2012-3, Class EA	3.500%	10/25/29	148,097	148,762
FNMA, Series 2002-86, Class PG	6.000%	12/25/32	312,232	345,131
FNMA, Series 2003-131, Class CH	5.500%	01/25/34	105,173	114,260
FNMA, Series 2006-9, Class KZ	6.000%	03/25/36	247,879	268,413
FNMA, Series 2006-56, Class DC (1MO LIBOR + 65) (c)	3.156%	07/25/36	949,670	958,270
FNMA, Series 2007-B1, Class ZA	5.500%	04/25/37	121,309	132,832
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	389,313	409,626
GNMA, Series 2011-18, Class NA	4.000%	05/20/39	22,694	22,750
GNMA, Series 2016-H11, Class FD (12MO LIBOR + 40) (c)	3.063%	05/20/66	128,838	130,023
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	123,299	135,357
				4,162,375
Agency MBS CMO Derivatives — 1.0%
FHLMC, Series 3994, Class EI (IO)	3.000%	02/15/22	1,605,419	53,877
FHLMC, Series 3874, Class KI (IO)	4.500%	08/15/25	1,194,546	48,594

70 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
Agency MBS CMO Derivatives — 1.0% continued
FHLMC, Series 3946, Class SB (-1*1MO LIBOR + 675) (IO) (c)	4.295%	10/15/26	$396,324	$36,711
FHLMC, Series 237, Class S14 (-1*1MO LIBOR + 660) (IO) (c)	4.145%	05/15/36	1,242,318	174,125
FNMA, Series 2011-75, Class MI (IO)	3.500%	08/25/26	771,545	65,407
FNMA, Series 2012-148, Class IA (IO)	4.000%	01/25/28	5,929,478	649,268
FNMA, Series 348, Class 11 (IO)	6.000%	01/25/34	1,081,044	244,194
FNMA, Series 2010-44, Class CS (-1*1MO LIBOR + 655) (IO) (c)	4.044%	05/25/40	1,261,735	166,117
FNMA, Series 2011-14, Class PI (IO)	5.000%	06/25/40	708,505	72,821
FNMA, Series 2014-45, Class IO (IO)	4.000%	08/25/44	1,621,212	323,149
GNMA, Series 2011-145, Class QI (IO)	5.000%	11/16/41	1,690,302	320,612
GNMA, Series 2014-141, Class IE (IO)	4.000%	08/20/43	5,451,660	418,489
GNMA, Series 2010-H01, Class CI (IO) (c)	2.112%	01/20/60	3,076,631	286,005
GNMA, Series 2012-H02, Class AI (IO) (c)	1.798%	01/20/62	10,431,985	313,777
GNMA, Series 2013-H13, Class T1 (IO) (c)	0.450%	05/20/63	45,205,257	568,908
GNMA, Series BC-H066, Class DI (IO) (c)	2.006%	05/31/64	21,516,317	377,007
GNMA, Series 2016-H20, Class GI (IO) (c)	0.777%	08/20/66	51,118,936	638,987
GNMA, Series 2017-H22, Class ID (IO) (c)	2.061%	11/20/67	4,998,605	80,978
GNMA, Series 2018-H08, Class NI (IO) (c)	1.166%	05/20/68	25,816,573	677,685
				5,516,711
Agency MBS Passthrough — 0.2%
FHLMC, Pool #FG G60257	5.500%	06/01/41	982,477	1,058,655
FNMA, Pool #FN 725146	6.500%	07/01/19	858	858
				1,059,513
Auto Loan — 20.9%
ACC Trust, Series 2018-1, Class A (a)	3.700%	12/21/20	1,289,219	1,289,810
American Credit Acceptance Receivables Trust, Series 2017-1, Class D (a)	3.540%	03/13/23	900,000	898,884
American Credit Acceptance Receivables Trust, Series 2017-1, Class E (a)	5.440%	03/13/24	2,900,000	2,944,486
American Credit Acceptance Receivables Trust, Series 2018-3, Class D (a)	4.140%	10/15/24	3,900,000	3,914,542
Bank of the West Auto Trust, Series 2017-1, Class B (a)	2.620%	11/15/23	400,000	395,011
California Republic Auto Receivables Trust, Series 2015-4, Class C (a)	4.230%	09/15/22	85,000	84,831
CarNow Auto Receivables Trust, Series 2018-1A, Class A (a)	3.610%	10/15/21	4,287,255	4,287,902
CarNow Auto Receivables Trust, Series 2018-1A, Class B (a)	4.260%	09/15/23	5,000,000	5,030,142
CarNow Auto Receivables Trust, Series 2017-1A, Class C (a)	5.750%	10/16/23	4,000,000	3,990,045
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (a)	3.040%	04/15/30	4,851,407	4,848,122
CIG Auto Receivables Trust, Series 2017-1A, Class C (a)	5.330%	12/16/24	1,600,000	1,598,252
CPS Auto Trust, Series 2014-C, Class C (a)	3.770%	08/17/20	3,260,176	3,263,725
CPS Auto Trust, Series 2018-D, Class D (a)	4.340%	09/16/24	2,150,000	2,171,530
Drive Auto Receivable Trust, Series 2018-5, Class D	4.300%	04/15/26	2,000,000	2,025,066

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 71

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
Auto Loan — 20.9% continued
Drive Auto Receivables Trust, Series 2017-3, Class D (a)	3.530%	12/15/23	$5,365,000	$5,369,402
Drive Auto Receivables Trust, Series 2016-CA, Class D (a)	4.180%	03/15/24	1,000,000	1,005,098
Drive Auto Receivables Trust, Series 2017-BA, Class E (a)	5.300%	07/15/24	2,674,000	2,751,516
Drive Auto Receivables Trust, Series 2018-2, Class D	4.140%	08/15/24	3,400,000	3,426,878
Drive Auto Receivables Trust, Series 2018-3, Class D	4.300%	09/16/24	4,900,000	4,964,936
Exeter Automobile Receivables Trust, Series 2016-3A, Class D (a)	6.400%	07/17/23	3,750,000	3,869,951
FourSight Capital Automobile Receivables Trust, Series 2018-1, Class E (a)(c)	5.560%	01/16/24	1,500,000	1,512,244
FourSight Capital Automobile Receivables Trust, Series 2017-1, Class D (a)	5.280%	08/15/24	1,700,000	1,733,701
GM Financial Automobile Leasing Trust, Series 2016-3, Class C	2.380%	05/20/20	1,000,000	996,928
Hertz Fleet Lease Funding LP, Series 2017-1, Class E (a)	5.800%	04/10/31	900,000	903,643
Hertz Fleet Lease Funding LP, Series 2018-1, Class E (a)	5.550%	05/10/32	2,750,000	2,771,908
Honor Automobile Trust Securitization, Series 2016-1A, Class C (a)(e)	8.050%	11/15/22	5,160,000	3,694,560
Navistar Dealer Note Master Owner Trust, Series 2018-1, Class D (1MO LIBOR + 155) (a)(c)	4.056%	09/25/23	2,191,000	2,192,447
NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1 (1MO LIBOR + 64) (a)(c)	3.095%	02/15/23	4,175,000	4,171,301
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class E (a)	4.740%	11/14/25	3,000,000	2,986,906
OSCAR US Funding Trust, Series 2017-1A, Class A2B (1MO LIBOR + 80) (a)(c)	3.187%	05/11/20	1,222,494	1,222,930
OSCAR US Funding Trust, Series 2017-2A, Class A2B (1MO LIBOR + 65) (a)(c)	3.037%	11/10/20	980,036	980,557
OSCAR US Funding Trust, Series 2018-1A, Class A2B (1MO LIBOR + 49) (a)(c)	2.877%	04/12/21	3,778,829	3,779,237
OSCAR US Funding Trust, Series 2017-1A, Class A3 (a)(c)	2.820%	06/10/21	1,400,000	1,395,447
OSCAR US Funding Trust, Series 2018-2A, Class A2A (a)	3.150%	08/10/21	3,500,000	3,495,618
Prestige Auto Receivables Trust, Series 2016-1A, Class D (a)	5.150%	11/15/21	400,000	407,442
Prestige Auto Receivables Trust, Series 2015-1, Class E (a)(c)	4.670%	01/17/22	2,300,000	2,309,625
Skopos Auto Receivables Trust, Series 2015-2A, Class B (a)	5.710%	02/15/21	1,232,097	1,236,068
Skopos Auto Receivables Trust, Series 2018-1A, Class C (a)(c)	4.770%	04/17/23	3,000,000	2,996,102

72 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
Auto Loan — 20.9% continued
Tesla Auto Lease Trust, Series 2018-A, Class E (a)(c)	4.940%	03/22/21	$3,350,000	$3,350,432
Tesla Auto Lease Trust, Series 2018-B, Class D (a)	5.290%	11/22/21	3,550,000	3,567,307
Tesla Auto Lease Trust, Series 2018-B, Class E (a)	7.870%	06/20/22	2,000,000	2,009,576
United Auto Credit Securitization Trust, Series 2017-1, Class E (a)	5.090%	03/10/23	2,350,000	2,372,593
United Auto Credit Securitization Trust, Series 2018-2, Class D (a)	4.260%	05/10/23	2,800,000	2,808,240
Veros Auto Receivables Trust, Series 2017-1, Class A (a)	2.840%	04/17/23	1,864,725	1,859,174
Veros Auto Receivables Trust, Series 2018-1, Class A (a)	3.630%	05/15/23	3,358,818	3,359,329
Westlake Automobile Receivables Trust, Series 2018-3A, Class D (a)	4.000%	10/16/23	2,000,000	2,006,378
Westlake Automobile Receivables Trust, Series 2018-3A, Class E (a)	4.900%	12/15/23	1,000,000	1,009,790
Westlake Automobile Receivables Trust, Series 2018-2A, Class D (a)	4.000%	01/16/24	1,910,000	1,927,192
				121,186,804
Consumer — 20.0%
Arcadia Receivables Credit Trust, Series 2017-1, Class A (a)	3.250%	06/15/23	95,278	95,256
Citi Held for Asset Issuance, Series 2016-MF1, Class C (a)	10.390%	08/15/22	225,000	227,322
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class A (a)	2.420%	09/15/23	1,346,210	1,342,423
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class B (a)	3.560%	09/15/23	7,000,000	6,978,686
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class C (a)	5.020%	09/15/23	2,000,000	2,003,567
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class B (a)(c)	3.500%	01/16/24	800,000	799,009
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class C (a)(c)	4.870%	01/16/24	2,000,000	2,009,369
Consumer Loan Underlying Bond Credit Trust, Series 2018-NP1, Class B (a)(c)	3.670%	05/15/24	1,900,000	1,898,562
Consumer Loan Underlying Bond Credit Trust, Series 2018-NP1, Class C (a)(c)	4.740%	05/15/24	2,000,000	1,999,664
Consumer Loan Underlying Bond Trust, Series 2018-P3, Class A (a)	3.820%	01/15/26	3,100,000	3,097,992
Freedom Financial, Series 2018-1, Class A (a)	3.610%	07/18/24	4,382,191	4,380,791
Freedom Financial, Series 2018-1, Class B (a)	4.560%	07/18/24	4,000,000	4,024,733
Freedom Financial, Series 2018-2, Class A (a)	3.990%	10/20/25	5,803,650	5,809,860
Freedom Financial, Series 2018-2, Class B (a)	4.610%	10/20/25	4,300,000	4,349,415
Freedom Financial, Series 2018-2, Class C (a)	5.880%	10/20/25	3,000,000	3,033,975

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 73

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
Consumer — 20.0% continued
LendingClub Issuance Trust, Series 2016-NP1, Class B (a)	6.500%	06/15/22	$110,294	$110,418
LendingClub Issuance Trust, Series 2016-NP2, Class B (a)	6.000%	01/17/23	2,748,418	2,759,690
Lendmark Funding Trust, Series 2017-1A, Class B (a)	3.770%	01/22/24	400,000	398,036
Lendmark Funding Trust, Series 2017-1A, Class C (a)	5.410%	01/22/24	2,300,000	2,347,598
Lendmark Funding Trust, Series 2018-2A, Class A (a)	4.230%	04/20/27	2,400,000	2,441,680
Mariner Finance Issuance Trust, Series 2017-AA, Class B (a)	4.740%	02/20/29	400,000	404,033
Mariner Finance Issuance Trust, Series 2017-AA, Class C (a)	6.730%	02/20/29	1,750,000	1,807,212
Mariner Finance Issuance Trust, Series 2017-BA, Class A (a)(c)	2.920%	12/20/29	400,000	396,000
Mariner Finance Issuance Trust, Series 2017-BA, Class C (a)	4.570%	12/20/29	10,150,000	10,023,076
Mariner Finance Issuer Trust, Series 2018-AA, Class C (a)	5.110%	11/20/30	2,750,000	2,794,764
Mariner Finance Issuer Trust, Series 2018-AA, Class D (a)	6.570%	11/20/30	4,725,000	4,804,007
MarketPlace Loan Trust, Series 2015-AV2, Class C (a)	7.500%	10/15/21	142,206	142,167
Marlette Funding Trust, Series 2016-1A, Class B (a)	4.780%	01/17/23	43,743	43,845
Marlette Funding Trust, Series 2017-1A, Class B (a)	4.114%	03/15/24	3,100,000	3,108,406
OneMain Financial Issuance Trust, Series 2016-2A, Class B (a)	5.940%	03/20/28	6,130,000	6,225,796
Oportun Funding LLC, Series 2018-C, Class D (a)	6.790%	10/08/24	3,972,000	4,016,963
Oportun Funding LLC, Series 2018-D, Class B (a)	4.830%	12/09/24	2,900,000	2,928,464
Oportun Funding LLC, Series 2018-D, Class d (a)	7.170%	12/09/24	2,000,000	2,018,593
Oportun Funding VI LLC, Series 2017-A, Class B (a)	3.970%	06/08/23	2,500,000	2,479,000
Oportun Funding VII LLC, Series 2017-B, Class B (a)	4.260%	10/10/23	2,500,000	2,502,778
Prosper Marketplace Issuance Trust, Series 2017-2A, Class B (a)	3.480%	09/15/23	2,150,000	2,146,516
Purchasing Power Funding, Series 2018-A, Class C (a)(c)	3.780%	08/15/22	1,400,000	1,396,139
Purchasing Power Funding, Series 2018-A, Class D (a)(c)	4.660%	08/15/22	1,000,000	996,618
Springfield Funding Trust, Series 2015-AA, Class B (a)	3.620%	11/15/24	350,000	349,443
Upgrade Receivables Trust, Series 2018-1A, Class A (a)	3.760%	11/15/24	6,260,726	6,256,767
Upstart Securitization Trust, Series 2017-1, Class A (a)	2.639%	06/20/24	359,464	359,106
Upstart Securitization Trust, Series 2017-1, Class B (a)	3.802%	06/20/24	3,350,000	3,344,080
Upstart Securitization Trust, Series 2017-2, Class A (a)	2.508%	03/20/25	680,993	679,312
Upstart Securitization Trust, Series 2018-1, Class B (a)	3.887%	08/20/25	3,250,000	3,242,628

74 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
Consumer — 20.0% continued
Upstart Securitization Trust, Series 2018-2, Class A (a)	3.330%	12/22/25	$3,068,893	$3,064,066
				115,637,825
Credit Card — 2.4%
Fortiva Retail Credit Master Note, Series 2018-1, Class A (a)	5.540%	11/15/23	10,850,000	10,971,780
Fortiva Retail Credit Master Note, Series 2018-1, Class C (a)	7.730%	11/15/23	2,750,000	2,794,128
				13,765,908
Equipment — 5.2%
Ascentium Equipment Receivables Trust, Series 2016-2A, Class E (a)(c)	6.790%	10/10/24	900,000	931,255
Axis Equipment Finance Receivables Trust, Series 2016-1A, Class A (a)	2.210%	11/20/21	339,575	338,270
BCC Funding Corp., Series 2016-1, Class A2 (a)	2.200%	12/20/21	72,029	71,733
BCC Funding Corp., Series 2018-1A, Class E (a)(c)	6.000%	04/21/25	1,000,000	1,002,921
Business Jet Securities LLC, Series 2018-1, Class A (a)(c)	4.335%	02/15/33	5,760,492	5,792,807
Business Jet Securities LLC, Series 2018-1, Class B (a)(c)	6.048%	02/15/33	1,160,453	1,198,078
Business Jet Securities LLC, Series 2018-2, Class A (a)	4.447%	06/15/33	4,384,905	4,431,691
Business Jet Securities LLC, Series 2018-2, Class B (a)	5.437%	06/15/33	2,204,324	2,235,448
CAL Funding Ltd., Series 2018-2A, Class A (a)	4.340%	09/25/43	3,217,500	3,292,688
CAL Funding Ltd., Series 2018-2A, Class B (a)	5.220%	09/25/43	3,900,000	3,963,128
CCG Receivables Trust, Series 2018-2, Class C (a)	3.870%	12/15/25	2,280,000	2,298,107
Global SC Finance SRL, Series 2014-1A, Class A2 (a)	3.090%	07/17/29	1,158,542	1,141,171
SCF Equipment Trust LLC, Series 2017-1A, Class A (a)	3.770%	01/20/23	3,641,560	3,655,044
				30,352,341
Non Agency CMBS — 13.7%
A10 Securitization, Series 2017-1A, Class A1FL (1MO LIBOR + 85) (a)(c)	3.306%	03/15/36	5,516,700	5,517,053
A10 Securitization, Series 2017-1A, Class C (a)	4.050%	03/15/36	5,750,000	5,591,915
A10 Securitization, Series 2017-1A, Class D (a)	4.700%	03/15/36	3,250,000	3,169,693
B2R Mortgage Trust, Series 2015-2, Class A (a)	3.336%	11/15/48	154,843	154,210
Bancorp Commercial Mortgage Trust (The), Series 2017-CRE2, Class C (1MO LIBOR + 235) (a)(c)	4.805%	08/15/32	4,750,000	4,753,549
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (1MO LIBOR + 603.665) (a)(c)	8.492%	11/15/33	3,900,000	3,909,150
BTH Mortgage-Backed Securities Trust, Series 2018-13, Class A (1MO LIBOR + 250) (a)(c)	4.883%	08/01/21	4,000,000	4,000,325
Cold Storage Trust, Series 2017-ICE3, Class A (a)(c)	3.456%	04/15/36	2,465,000	2,420,928

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 75

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
Non Agency CMBS — 13.7% continued
Commercial Mortgage Trust, Series 2014-TWC, Class B (1MO LIBOR + 160) (a)(c)	3.987%	02/13/32	$1,340,000	$1,334,055
Commercial Mortgage Trust, Series 2014-TWC, Class D (1MO LIBOR + 225) (a)(c)	4.683%	02/13/32	1,300,000	1,296,785
Commercial Mortgage Trust, Series 2012-CR2, Class E (a)(c)	4.832%	08/15/45	250,000	238,317
Cosmopolitan Hotel Trust, Series 2017-CSMO, Class D (1MO LIBOR + 225) (a)(c)	4.706%	11/15/34	4,900,000	4,789,688
FREMF Mortgage Trust, Series 2012-K21, Class C (a)(c)	4.068%	07/25/22	610,000	606,853
FREMF Mortgage Trust, Series 2012-K23, Class C (a)(c)	3.782%	10/25/45	400,000	393,608
Goldman Sachs Mortgage Securities Trust, Series 2018-FBLU, Class E (a)(c)	5.206%	11/15/35	5,900,000	5,863,397
Invitation Homes Trust, Series 2018-SFR1, Class E (1MO LIBOR + 200) (a)(c)	4.456%	03/17/37	2,600,000	2,565,782
Invitation Homes Trust, Series 2018-SFR2, Class E (1MO LIBOR + 200) (a)(c)	4.456%	06/17/37	3,500,000	3,459,415
Invitation Homes Trust, Series 2018-SFR3, Class D (1MO LIBOR + 165) (a)(c)	4.106%	07/17/37	2,850,000	2,835,697
Invitation Homes Trust, Series 2018-SFR3, Class E (1MO LIBOR + 200) (a)(c)	4.456%	07/17/37	3,500,000	3,464,888
Prime Finance Partners III, Series 2017-3, Class C (1MO LIBOR + 250) (a)(c)	4.955%	01/14/35	1,275,000	1,258,362
Prime Finance Partners III, Series 2017-3, Class D (1MO LIBOR + 350) (a)(c)	5.955%	01/14/35	500,000	493,254
Progress Residential Trust, Series 2015-SFR2, Class A (a)	2.740%	06/12/32	1,842,045	1,818,727
Progress Residential Trust, Series 2015-SFR3, Class A (a)	3.067%	11/12/32	98,986	98,084
Progress Residential Trust, Series 2015-SFR3, Class D (a)	4.673%	11/12/32	135,000	136,667
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class B (1MO LIBOR + 165) (a)(c)	4.156%	05/25/34	5,000,000	4,977,631
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class C (1MO LIBOR + 225) (a)(c)	4.756%	05/25/34	2,000,000	1,979,458
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class D (1MO LIBOR + 385) (a)(c)	6.356%	05/25/34	3,250,000	3,186,189
ReadyCap Commercial Mortgage Trust, Series 2018-FL2, Class D (1MO LIBOR + 270) (a)(c)	5.206%	06/25/35	6,600,000	6,385,873
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B (1MO LIBOR + 200) (a)(c)	4.455%	07/15/34	1,993,365	1,955,214
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D (a)(c)	5.652%	02/15/44	665,000	670,025
				79,324,792

76 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 78.4% continued
Non Agency MBS CMO — 4.9%
Antler Mortgage Trust, Series 2018-RTL1, Class A2 (a)	4.703%	07/25/22	$4,500,000	$4,488,125
Antler Mortgage Trust, Series 2018-RTL1, Class M (a)	7.385%	05/25/23	2,000,000	1,994,573
Arroyo Mortgage Trust, Series 2018-1, Class A1 (a)	3.763%	04/25/48	2,952,516	2,945,617
Cascade Funding Mortgage Trust, Series 2018-RM1, Class A1 (a)	4.580%	06/25/48	1,119,877	1,105,178
Cascade Funding Mortgage Trust, Series 2018-RM1, Class A2 (a)	5.875%	06/25/48	2,800,000	2,825,284
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A3 (c)	4.564%	08/25/34	10,769	10,995
COLT Funding LLC, Series 2016-2, Class M1 (a)	5.500%	09/25/46	750,000	747,656
Finance of America Structured Securities, Series 2018-HB1, Class M3 (a)	4.392%	09/25/28	2,750,000	2,746,563
First Horizon Mortgage Pass-Through Trust, Series 2005-AR1, Class 2A2 (c)	3.934%	04/25/35	159,022	161,501
Goldman Sachs Mortgage-Backed Securities Trust, Series 2018-RPL1, Class A1A (a)	3.750%	10/25/57	1,831,519	1,837,735
RiverView HECM Trust, Series 2007-1, Class A (TREASURY 1Y + 50) (a)(c)	3.120%	05/25/47	135,248	106,001
RMF Buyout Issuance Trust, Series 2018-1, Class M3 (a)	4.448%	11/25/28	1,900,000	1,901,976
Sequoia Mortgage Trust, Series 2003-1, Class 1A (1MO LIBOR + 76) (c)	3.230%	04/20/33	164,505	160,667
Vericrest Opportunity Loan Transferee, Series 2018-NPL9, Class A1A (a)	4.458%	10/25/48	2,300,000	2,300,585
Vericrest Opportunity Loan Trust, Series 2018-NP10, Class A1A (a)	4.581%	11/25/48	4,870,681	4,883,058
Wells Fargo Mortgage Backed Securities, Series 2003-H, Class A1 (c)	4.724%	09/25/33	198,589	200,668
				28,416,182
Student Loan — 1.4%
College Ave Student Loans, Series 2018-A, Class B (a)(c)	4.750%	12/26/47	1,900,000	1,923,031
College Ave Student Loans, Series 2018-A, Class C (a)(c)	5.500%	12/26/47	900,000	929,526
CommonBond Student Loan Trust, Series 2017-BGS, Class C (a)	4.440%	09/25/42	1,000,000	1,005,729
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (a)	2.680%	07/25/35	375,779	371,941
Earnest Student Loan Program LLC, Series 2016-C, Class C (a)(c)	4.356%	10/27/36	1,476,920	1,495,494
Earnest Student Loan Program LLC, Series 2016-D, Class R	0.000%	01/25/41	5,000	293,621
Social Professional Loan Program, Series 2016-D, Class A1 (1MO LIBOR + 95) (a)(c)	3.456%	01/25/39	810,948	816,098
Social Professional Loan Program, Series 2018-A, Class A1 (1MO LIBOR + 35) (a)(c)	2.856%	02/25/42	1,068,797	1,069,052
				7,904,492

Total Securitized				$453,888,165

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 77

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Treasury — 8.5%
U.S. Treasury Bonds	1.250%	04/30/19	$14,700,000	$14,639,583
U.S. Treasury Notes	3.125%	05/15/19	12,000,000	12,026,719
U.S. Treasury Bonds (b)	1.625%	07/31/19	11,000,000	10,941,133
U.S. Treasury Notes (b)	1.250%	08/31/19	12,000,000	11,891,719

Total Treasury				$49,499,154

	Shares	Fair Value
Registered Investment Companies — 10.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (f)	51,298,483	$51,293,354
State Street Navigator Securities Lending Portfolio I, 2.62% (f)	10,196,620	10,196,620

Total Registered Investment Companies		$61,489,974

Total Investment Securities — 104.3%
(Cost $605,208,816)		$604,038,352

Liabilities in Excess of Other Assets — (4.3)%		(24,771,313)

Net Assets — 100.0%		$579,267,039

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2018 was $441,039,715, representing 76.1% of net assets.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $9,930,733.
(c)

Variable rate security. The rate shown is the effective interest rate as of December 31, 2018. The benchmark on which the rate is calculated is shown parenthetically, if applicable. Certain variable rate securities are not based on a published rate and spread, but are determined by the issuer or agent and may be based on index changes, prepayment of underlying positions and/or other variables. These securities do not indicate a reference rate and spread in their description above.

(d)	Percentage rounds to less than 0.1%.
(e)

Illiquid security. Valued at fair value by the Valuation & Liquidity Committee based on procedures approved by the Board of Trustees. This security was first acquired on December 7, 2016 with a total cost on December 31, 2018 of $5,332,952 and represents 0.6% of net assets.

(f)	The rate shown is the 7-day effective yield as of December 31, 2018.

AB – Aktiebolag

AG – Aktiengesellschaft

A/S – Aktieselskab

IO – Interest Only

LIBOR – London Interbank Offered Rate

NA – National Association

NV – Naamloze Vennootschap

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

78 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 16.9%
Banking — 5.7%
Bank of America Corp.	2.881%	04/24/23	$100,000	$97,255
Bank of America Corp. (a)(b)	3.824%	01/20/28	100,000	97,062
Bank of New York Mellon Corp. (The)	3.000%	10/30/28	100,000	91,904
Bank of Nova Scotia (a)	1.650%	06/14/19	65,000	64,632
Canadian Imperial Bank	1.600%	09/06/19	75,000	74,325
Capital One Financial Corp. (a)	3.750%	07/28/26	100,000	91,640
Citigroup, Inc. (a)	3.300%	04/27/25	100,000	95,007
Citigroup, Inc. (3MO LIBOR + 125) (b)	3.646%	07/01/26	100,000	97,654
Citigroup, Inc.	4.125%	07/25/28	150,000	140,852
Discover Financial Services, Inc.	4.100%	02/09/27	100,000	93,406
Goldman Sachs Group, Inc.	2.625%	04/25/21	50,000	48,696
Goldman Sachs Group, Inc.	2.300%	12/13/19	25,000	24,746
Goldman Sachs Group, Inc. (3MO LIBOR + 111) (a)(b)	3.618%	04/26/22	50,000	49,437
Goldman Sachs Group, Inc.	3.500%	01/23/25	80,000	75,865
Goldman Sachs Group, Inc.	3.500%	11/16/26	100,000	92,414
Huntington Bancshares, Inc.	2.300%	01/14/22	100,000	96,547
JPMorgan Chase & Co.	2.250%	01/23/20	100,000	98,993
JPMorgan Chase & Co. (3MO LIBOR + 100) (b)	3.436%	01/15/23	100,000	99,048
JPMorgan Chase & Co. (b)	3.782%	02/01/28	100,000	97,124
JPMorgan Chase & Co. (b)	3.509%	01/23/29	100,000	94,714
Key Bank NA (a)	2.500%	11/22/21	250,000	245,069
Morgan Stanley	3.737%	04/24/24	100,000	99,236
Morgan Stanley	3.700%	10/23/24	100,000	98,331
Morgan Stanley	3.125%	07/27/26	100,000	92,298
Morgan Stanley	3.625%	01/20/27	100,000	95,091
Regions Financial Corp.	2.750%	08/14/22	250,000	241,183
Royal Bank of Canada	1.500%	07/29/19	30,000	29,779
SunTrust Bank	3.525%	10/26/21	100,000	100,101
Toronto-Dominion Bank	1.450%	08/13/19	30,000	29,733
Wells Fargo & Co.	2.400%	01/15/20	250,000	247,846
Wells Fargo & Co.	3.550%	09/29/25	100,000	96,932
Westpac Banking Corp.	1.600%	08/19/19	75,000	74,334
				3,171,254
Basic Industry — 0.1%
E.I. du Pont de Nemours & Co. (a)	2.200%	05/01/20	75,000	74,463

Brokerage Asset Managers Exchanges — 0.2%
CBOE Holdings, Inc.	3.650%	01/12/27	100,000	97,380

Capital Goods — 0.4%
General Electric Capital Corp. (a)	6.750%	03/15/32	100,000	104,299
L-3 Communications Corp.	3.850%	12/15/26	50,000	48,428
Lennox International, Inc.	3.000%	11/15/23	100,000	94,095
				246,822
Communications — 1.6%
American Tower Corp.	2.250%	01/15/22	50,000	47,848
AT&T, Inc. (a)	3.200%	03/01/22	50,000	49,321
AT&T, Inc.	4.500%	05/15/35	100,000	89,869
Comcast Corp. (a)	3.450%	10/01/21	100,000	101,009
Comcast Corp. (a)	3.969%	11/01/47	144,000	128,901
Crown Castle International Corp.	2.250%	09/01/21	75,000	72,508
Deutsche Telekom International Finance (c)	4.750%	06/21/38	100,000	97,062
Time Warner, Inc.	3.800%	02/15/27	100,000	93,881
Verizon Communications, Inc. (3MO LIBOR + 110) (b)	3.716%	05/15/25	100,000	96,963
Verizon Communications, Inc. (a)	4.125%	03/16/27	100,000	100,131
				877,493
Consumer Cyclical — 1.7%
BMW U.S. Capital LLC (c)	1.450%	09/13/19	25,000	24,750
CVS Health Corp.	5.050%	03/25/48	250,000	243,476
Daimler Finance NA LLC (c)	1.750%	10/30/19	150,000	148,003
Ford Motor Co. (a)	4.346%	12/08/26	100,000	89,264
Ford Motor Co. (a)	7.450%	07/16/31	75,000	77,376

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 79

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 16.9% continued
Consumer Cyclical — 1.7% continued
General Motors Financial Co.	3.200%	07/06/21	$35,000	$34,187
General Motors Financial Co.	4.000%	10/06/26	100,000	89,820
Home Depot, Inc. (The) (a)	3.500%	09/15/56	100,000	84,227
Nissan Motor Acceptance Corp. (c)	1.550%	09/13/19	75,000	73,885
Toyota Motor Credit Corp.	1.950%	04/17/20	75,000	73,996
				938,984
Consumer Non-Cyclical — 1.6%
Abbott Laboratories (a)	4.750%	11/30/36	100,000	104,416
Actavis Funding SCS	4.550%	03/15/35	100,000	94,954
Amgen, Inc.	2.650%	05/11/22	140,000	136,785
Anheuser-Busch Cos., LLC (c)	4.700%	02/01/36	100,000	93,119
Anheuser-Busch InBev SA/NV (a)	3.500%	01/12/24	100,000	97,699
Kimberly-Clark Corp.	3.950%	11/01/28	100,000	103,515
Kroger Co. (The) (a)	2.650%	10/15/26	100,000	89,012
Thermo Fisher Scientific, Inc.	2.950%	09/19/26	100,000	92,334
Zoetis, Inc.	3.250%	08/20/21	50,000	49,850
				861,684
Electric — 1.0%
CMS Energy Corp.	2.950%	02/15/27	100,000	92,841
DTE Energy Co.	2.850%	10/01/26	100,000	91,684
Entergy Corp.	2.950%	09/01/26	50,000	46,153
Public Service Electric	2.250%	09/15/26	100,000	91,405
Sempra Energy	1.625%	10/07/19	30,000	29,586
Southern Power Co.	1.950%	12/15/19	55,000	54,171
Southwestern Electric Power	2.750%	10/01/26	100,000	92,029
WEC Energy Group, Inc.	3.375%	06/15/21	50,000	49,967
				547,836
Energy — 0.8%
Cimarex Energy Co.	3.900%	05/15/27	100,000	92,845
Noble Energy, Inc. (a)	3.850%	01/15/28	100,000	90,536
Phillips 66 Partners LP	3.550%	10/01/26	100,000	93,515
Shell International Finance BV	6.375%	12/15/38	73,000	92,616
Valero Energy Corp.	3.400%	09/15/26	100,000	91,637
				461,149
Finance Companies — 0.2%
American Express Credit Corp.	1.700%	10/30/19	100,000	98,899

Insurance — 1.0%
Jackson National Life Global Funding (3MO LIBOR + 48) (b)(c)	3.251%	06/11/21	50,000	49,687
Jackson National Life Global Funding (c)	2.100%	10/25/21	50,000	48,247
Lincoln National Corp.	3.625%	12/12/26	100,000	96,875
New York Life Global Funding (c)	2.350%	07/14/26	50,000	45,895
New York Life Global Holdings (c)	2.900%	01/17/24	100,000	97,353
PRICOA Global Funding I (c)	1.450%	09/13/19	150,000	148,382
Principal Life Global Funding II (c)	2.375%	11/21/21	100,000	97,265
				583,704
REITS — 1.6%
Alexandria Real Estate Equities, Inc.	3.950%	01/15/28	100,000	96,642
American Campus Communities, Inc.	3.625%	11/15/27	100,000	94,050
American Homes 4 Rent	4.250%	02/15/28	100,000	96,693
Boston Properties LP	2.750%	10/01/26	50,000	45,185
CubeSmart LP	3.125%	09/01/26	50,000	45,877
ERP Operating LP	2.850%	11/01/26	100,000	94,042
Life Storage LP	3.875%	12/15/27	100,000	95,220
Realty Income Corp.	3.875%	04/15/25	100,000	99,856
Realty Income Corp.	3.000%	01/15/27	100,000	93,026
Spirit Realty LP	4.450%	09/15/26	100,000	96,116
				856,707
Technology — 0.2%
Apple, Inc.	3.000%	06/20/27	100,000	95,349

Transportation — 0.8%
Continental Airlines Pass-Through Trust, Series 2012-1, Class B	6.250%	10/11/21	33,192	33,706
CSX Corp.	4.250%	11/01/66	100,000	86,591
Kirby Corp.	4.200%	03/01/28	100,000	97,856
Southwest Airlines Co.	3.000%	11/15/26	100,000	93,377

80 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 16.9% continued
Transportation — 0.8% continued
U.S. Airways Pass-Through Trust, Series 2011-1, Class A	7.125%	04/22/25	$41,769	$45,583
United Airlines Pass-Through Trust, Series 2007-1, Class A	6.636%	07/02/22	35,465	36,880
United Airlines Pass-Through Trust, Series 2013-1, Class B	5.375%	02/15/23	37,984	38,847
				432,840

Total Corporate Credit				$9,344,564

Government Related — 1.2%
Government Guaranteed — 0.9%
Tunisian Republic	1.416%	08/05/21	500,000	483,350

Government Owned, No Guarantee — 0.3%
Tennessee Valley Authority	4.625%	09/15/60	125,000	151,871

Total Government Related				$635,221

Securitized — 61.0%
ABS-Other — 5.2%
Gold Key Resorts LLC, Series 2014-A, Class A (c)	3.220%	03/17/31	27,247	27,084
GoodGreen Trust, Series 2017-1A, Class A (c)	3.740%	10/15/52	117,700	118,942
Hero Funding Trust, Series 2016-2A, Class A (c)	3.750%	09/20/41	140,496	142,257
Hero Funding Trust, Series 2016-3A, Class A1 (c)	3.080%	09/20/42	93,873	91,837
Hero Funding Trust, Series 2016-3B, Class B (c)	5.240%	09/20/42	49,613	50,196
Hero Funding Trust, Series 2016-1R, Class A1 (c)	4.500%	09/21/42	46,789	46,555
Hero Funding Trust, Series 2016-4A, Class A1 (c)	3.570%	09/20/47	130,071	131,614
Hero Funding Trust, Series 2016-4B, Class B (c)	4.990%	09/20/47	64,241	65,182
Hero Funding Trust, Series 2017-3A, Class A1 (b)(c)	3.190%	09/20/48	128,868	127,542
Hero Funding Trust, Series 2018-1A, Class A2 (c)	4.670%	09/20/48	138,579	144,258
LTCG Securitization, Series 2018-A, Class A (c)	4.590%	06/15/48	90,917	91,025
MarketPlace Loan Trust, Series 2017-BS1, Class A (b)(c)	3.500%	01/18/22	113,189	112,847
Mosaic Solar Loans LLC, Series 2017-2A, Class B (c)	4.770%	09/20/42	98,248	99,091
Mosaic Solar Loans LLC, Series 2018-1A, Class A (c)	4.010%	06/22/43	175,152	177,264
New Residential Advance Receivables Trust, Series 2016-T4, Class DT4 (c)	4.387%	12/15/50	200,000	201,057
Newtek Small Business Loan Trust, Series 2018-1, Class B (1MO LIBOR + 300) (b)(c)	5.506%	02/25/44	97,890	97,890
Ocwen Master Advance Receivables Trust, Series 2018-T1, Class DT1 (c)	4.236%	08/15/49	100,000	99,945
Ocwen Master Advance Receivables Trust, Series 2018-T2, Class DT2 (c)	4.532%	08/15/50	100,000	100,233
OnDeck Asset Securitization Trust, Series 2018-1A, Class B (c)	4.020%	04/18/22	100,000	99,765
Renew Financial LLC, Series 2017-1A, Class A (c)	3.670%	09/20/52	70,878	71,311
Renew Financial LLC, Series 2017-1A, Class B (b)(c)	5.750%	09/20/52	76,019	77,304
Renew Financial LLC, Series 2017-2A, Class A (c)	3.220%	09/22/53	82,597	81,942
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class CT2 (c)	3.590%	11/15/49	100,000	99,039

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 81

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 61.0% continued
ABS-Other — 5.2% continued
SPS Servicer Advance Receivables Trust, Series 2018-T1, Class DT1 (c)	4.500%	10/17/50	$100,000	$100,184
TES LLC, Series 2017-1A, Class A (c)	4.330%	10/20/47	195,988	197,438
Westgate Resorts, Series 2018-1A, Class B (c)	3.580%	12/20/31	211,334	210,469
				2,862,271
Agency CMBS — 3.8%
FNMA, Pool #FN AE0834 (b)	4.104%	01/01/21	33,240	33,889
FNMA, Pool #FN AN2213 (b)	2.810%	07/01/26	700,000	689,327
FNMA, Pool #FN 464107	4.820%	12/01/29	149,299	161,232
FNMA, Pool #FN AM9491	3.550%	08/01/30	180,609	182,918
FNMA, Pool #FN 469130 (b)	4.870%	10/01/41	135,114	144,698
FNMA, Pool #FN AM5015 (b)	4.940%	12/01/43	792,103	869,736
				2,081,800
Agency MBS CMO — 20.2%
FHLMC, Series 2018-1, Class A2	3.500%	06/25/28	200,000	196,720
FHLMC, Series 4151, Class YC	2.500%	01/15/33	240,915	224,541
FHLMC, Series 2646, Class ZH	5.000%	07/15/33	107,905	121,403
FHLMC, Series 2814, Class PH	6.000%	06/15/34	58,003	64,115
FHLMC, Series 4613, Class AF (1MO LIBOR + 110) (b)	3.555%	11/15/37	157,157	161,671
FHLMC, Series 3605, Class PB	4.500%	11/15/39	100,000	105,767
FHLMC, Series 3617, Class PC	4.500%	12/15/39	109,000	117,932
FHLMC, Series 3740, Class FC (1MO LIBOR + 50) (b)	2.955%	10/15/40	261,168	261,888
FHLMC, Series 3811, Class TA (b)	5.000%	02/15/41	262,142	290,282
FHLMC, Series 3895, Class BF (1MO LIBOR + 50) (b)	2.955%	07/15/41	181,275	183,504
FHLMC, Series 263, Class F5 (1MO LIBOR + 50) (b)	2.955%	06/15/42	148,242	149,185
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	44,514	47,440
FNMA, Series 2012-17, Class BC	3.500%	03/25/27	1,000,000	1,027,615
FNMA, Series 12-129, Class HT	2.000%	12/25/32	81,672	73,115
FNMA, Series 2002-86, Class PG	6.000%	12/25/32	115,709	127,901
FNMA, Series 2004-56, Class Z	7.500%	03/25/34	228,700	267,219
FNMA, Series 2004-17, Class BA	6.000%	04/25/34	204,117	240,302
FNMA, Series 2005-3, Class CG	5.500%	02/25/35	211,000	228,397
FNMA, Series 2005-68, Class PG	5.500%	08/25/35	66,980	72,172
FNMA, Series 2006-56, Class DC (1MO LIBOR + 65) (b)	3.156%	07/25/36	189,934	191,654
FNMA, Series 2009-19, Class TD	5.000%	08/25/36	94,679	103,463
FNMA, Series 2006-108, Class FD (1MO LIBOR + 38) (b)	2.886%	11/25/36	150,004	150,247
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	192,905	202,969
FNMA, Series 2015-76, Class ZB (b)	4.000%	10/25/39	33,601	34,011
FNMA, Series 2009-103, Class MB (b)	4.292%	12/25/39	82,745	88,338
FNMA, Series 2010-2, Class LC	5.000%	02/25/40	200,000	221,081
FNMA, Series 2011-14, Class PB	5.000%	03/25/41	570,000	626,329
FNMA, Series 2011-57, Class PD	4.000%	07/25/41	321,407	335,016
FNMA, Series 2012-79, Class QB	2.000%	07/25/42	298,000	269,856
FNMA, Series 411, Class A3	3.000%	08/25/42	92,582	90,988
FNMA, Series 2012-99, Class UY (b)	2.500%	09/25/42	329,000	286,507
FNMA, Series 2013-35, Class LP	3.000%	01/25/43	279,000	273,251
FNMA, Series 2013-35, Class CV	3.000%	02/25/43	350,000	341,376

82 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 61.0% continued
Agency MBS CMO — 20.2% continued
FNMA, Series 2013-104, Class CY	5.000%	10/25/43	$100,000	$110,242
GNMA, Series 2004-49, Class MZ	6.000%	06/20/34	312,008	362,232
GNMA, Series 2005-13, Class BG	5.000%	02/20/35	170,000	186,841
GNMA, Series 2015-123, Class VB	3.500%	09/20/35	100,000	101,996
GNMA, Series 2009-2, Class PA	5.000%	12/20/38	101,502	106,287
GNMA, Series 2010-105, Class B	5.000%	08/20/40	267,237	288,369
GNMA, Series 2011-93, Class WB	4.000%	03/20/41	3,926	4,071
GNMA, Series 2013-22, Class GA (b)	2.500%	10/20/41	105,947	102,901
GNMA, Series 2012-74, Class LY (b)	2.500%	06/20/42	225,000	195,799
GNMA, Series 2012-113, Class NZ (b)	4.500%	09/20/42	240,984	252,462
GNMA, Series 2012-143, Class EG	2.000%	12/20/42	973,942	744,142
GNMA, Series 2013-37, Class F (1MO LIBOR + 27) (b)	2.740%	03/20/43	64,427	63,821
GNMA, Series 2015-179, Class ZB	2.500%	02/20/45	53,130	44,027
GNMA, Series 2016-111, Class HA	2.500%	08/20/46	209,901	186,219
GNMA, Series 2017-H18, Class EB (b)	4.498%	06/20/63	349,260	363,118
GNMA, Series 2014-H14, Class FA (1MO LIBOR + 50) (b)	2.774%	07/20/64	154,260	154,801
GNMA, Series 2014-H15, Class FA (1MO LIBOR + 50) (b)	2.814%	07/20/64	106,360	106,793
GNMA, Series 2016-H11, Class FD (12MO LIBOR + 40) (b)	3.063%	05/20/66	292,891	295,586
GNMA, Series 2017-H16, Class DB (b)	4.582%	08/20/67	255,192	263,161
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	61,650	67,679
				11,176,802
Agency MBS CMO Derivatives — 3.9%
FHLMC, Series 3994, Class EI (IO)	3.000%	02/15/22	594,422	19,949
FHLMC, Series 3874, Class KI (IO)	4.500%	08/15/25	322,338	13,113
FHLMC, Series 3102, Class TA	7.500%	01/15/36	267,180	295,767
FHLMC, Series 3607, Class AO (PO)	0.000%	04/15/36	169,735	143,492
FHLMC, Series 237, Class S14 (IO) (b)	4.145%	05/15/36	770,237	107,958
FHLMC, Series 3199, Class OC (PO)	0.000%	08/15/36	268,997	237,896
FHLMC, Series 3318, Class AO (PO)	0.000%	05/15/37	9,122	8,212
FHLMC, Series 379, Class 1 (PO)	0.000%	05/25/37	99,678	90,043
FHLMC, Series 3607, Class OP (PO)	0.000%	07/15/37	211,943	182,650
FHLMC, Series 3594, Class SP (b)	4.301%	12/15/37	41,666	43,171
FNMA, Series 2012-128, Class EI (IO)	3.500%	11/25/27	461,886	41,292
FNMA, Series 2012-148, Class IA (IO)	4.000%	01/25/28	533,227	58,387
FNMA, Series 348, Class 11 (IO)	6.000%	01/25/34	154,249	34,843
FNMA, Series 2005-45, Class PQ (-1*1MO LIBOR + 550) (IO) (b)	2.994%	10/25/34	508,076	32,883
FNMA, Series 390, Class 32 (IO)	6.500%	12/25/34	227,042	48,229
FNMA, Series 2006-96, Class MO (PO)	0.000%	10/25/36	110,457	100,212
FNMA, Series 2010-44, Class CS (-1*1MO LIBOR + 655) (IO) (b)	4.044%	05/25/40	180,248	23,731
FNMA, Series 2011-14, Class PI (IO)	5.000%	06/25/40	247,260	25,414
FNMA, Series 2014-42, Class SN (-1*1MO LIBOR + 605) (IO) (b)	3.544%	07/25/44	1,091,328	163,890

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 83

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 61.0% continued
Agency MBS CMO Derivatives — 3.9% continued
GNMA, Series 2010-47, Class PX (-1*IMO LIBOR + 670) (IO) (b)	4.230%	06/20/37	$811,122	$112,264
GNMA, Series 2008-38, Class ID (IO)	6.000%	03/20/38	662,004	88,250
GNMA, Series 2008-40, Class SA (-1*1MO LIBOR + 640) (IO) (b)	3.945%	05/16/38	93,203	13,028
GNMA, Series 2011-145, Class QI (IO)	5.000%	11/16/41	351,166	66,608
GNMA, Series 2014-141, Class IE (IO)	4.000%	08/20/43	640,469	49,165
GNMA, Series 2012-H02, Class AI (IO) (b)	1.798%	01/20/62	977,575	29,404
GNMA, Series 2013-H13, Class T1 (IO) (b)	0.450%	05/20/63	2,910,088	36,623
GNMA, Series BC-H066, Class DI (IO) (b)	2.006%	05/31/64	977,153	17,122
GNMA, Series 2016-H20, Class GI (IO) (b)	0.777%	08/20/66	3,039,912	37,999
GNMA, Series 2017-H22, Class ID (IO) (b)	2.061%	11/20/67	603,579	9,778
GNMA, Series 2018-H08, Class NI (IO) (b)	1.166%	05/20/68	1,846,399	48,468
				2,179,841
Agency MBS Passthrough — 1.5%
FHLMC, Pool #FG G06085	6.500%	09/01/38	108,148	120,213
FNMA, Pool #FN 252409	6.500%	03/01/29	151,446	165,404
FNMA, Pool #FN AT7120	3.500%	06/01/33	244,409	248,281
FNMA, Pool #FN AS4073	4.000%	12/01/44	281,023	288,302
				822,200
Auto Loan — 5.3%
ACC Trust, Series 2018-1, Class A (c)	3.700%	12/21/20	82,291	82,328
American Credit Acceptance Receivables Trust, Series 2017-1, Class D (c)	3.540%	03/13/23	110,000	109,864
American Credit Acceptance Receivables Trust, Series 2017-1, Class E (c)	5.440%	03/13/24	100,000	101,534
American Credit Acceptance Receivables Trust, Series 2018-3, Class D (c)	4.140%	10/15/24	100,000	100,373
Bank of the West Auto Trust, Series 2017-1, Class B (c)	2.620%	11/15/23	100,000	98,753
California Republic Auto Receivables Trust, Series 2015-4, Class C (c)	4.230%	09/15/22	100,000	99,801
CPS Auto Trust, Series 2017-D, Class C (c)	3.010%	10/17/22	100,000	99,406
CPS Auto Trust, Series 2018-D, Class D (c)	4.340%	09/16/24	100,000	101,001
Drive Auto Receivables Trust, Series 2017-3, Class D (c)	3.530%	12/15/23	100,000	100,082
Drive Auto Receivables Trust, Series 2018-2, Class D	4.140%	08/15/24	100,000	100,790
Drive Auto Receivables Trust, Series 2018-3, Class D	4.300%	09/16/24	100,000	101,325
DT Auto Owner Trust, Series 2016-2A, Class D (b)(c)	5.430%	11/15/22	35,000	35,365
FourSight Capital Automobile Receivables Trust, Series 2017-1, Class D (c)	5.280%	08/15/24	100,000	101,982
Hertz Fleet Lease Funding LP, Series 2017-1, Class C (c)	3.140%	04/10/31	172,000	170,925
Hertz Fleet Lease Funding LP, Series 2017-1, Class E (c)	5.800%	04/10/31	100,000	100,405
Hertz Fleet Lease Funding LP, Series 2018-1, Class E (c)	5.550%	05/10/32	250,000	251,992

84 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 61.0% continued
Auto Loan — 5.3% continued
Navistar Dealer Note Master Owner Trust, Series 2018-1, Class D (1MO LIBOR + 155) (b)(c)	4.056%	09/25/23	$150,000	$150,099
NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1 (1MO LIBOR + 64) (b)(c)	3.095%	02/15/23	150,000	149,867
OSCAR US Funding Trust, Series 2017-1A, Class A2B (1MO LIBOR + 80) (b)(c)	3.187%	05/11/20	73,663	73,689
OSCAR US Funding Trust, Series 2017-2A, Class A2B (1MO LIBOR + 65) (b)(c)	3.037%	11/10/20	112,143	112,203
OSCAR US Funding Trust, Series 2018-1A, Class A2B (1MO LIBOR + 49) (b)(c)	2.877%	04/12/21	77,914	77,922
Prestige Auto Receivables Trust, Series 2015-1, Class E (b)(c)	4.670%	01/17/22	200,000	200,837
Skopos Auto Receivables Trust, Series 2015-2A, Class B (c)	5.710%	02/15/21	112,009	112,370
Tesla Auto Lease Trust, Series 2018-B, Class D (c)	5.290%	11/22/21	100,000	100,487
United Auto Credit Securitization Trust, Series 2018-2, Class D (c)	4.260%	05/10/23	100,000	100,294
Veros Auto Receivables Trust, Series 2017-1, Class A (c)	2.840%	04/17/23	30,614	30,523
Veros Auto Receivables Trust, Series 2018-1, Class A (c)	3.630%	05/15/23	86,124	86,137
				2,950,354
Consumer — 4.7%
Arcadia Receivables Credit Trust, Series 2017-1, Class A (c)	3.250%	06/15/23	15,313	15,309
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class A (c)	2.420%	09/15/23	46,081	45,951
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class B (b)(c)	3.500%	01/16/24	200,000	199,752
Consumer Loan Underlying Bond Credit Trust, Series 2018-NP1, Class B (b)(c)	3.670%	05/15/24	100,000	99,924
Consumer Loan Underlying Bond Trust, Series 2018-P3, Class A (c)	3.820%	01/15/26	150,000	149,903
Freedom Financial, Series 2018-1, Class B (c)	4.560%	07/18/24	100,000	100,618
Freedom Financial, Series 2018-2, Class A (c)	3.990%	10/20/25	137,094	137,241
LendingClub Issuance Trust, Series 2016-NP1, Class B (c)	6.500%	06/15/22	33,022	33,059
Lendmark Funding Trust, Series 2017-1A, Class B (c)	3.770%	01/22/24	100,000	99,509
Lendmark Funding Trust, Series 2017-1A, Class C (c)	5.410%	01/22/24	150,000	153,104
Lendmark Funding Trust, Series 2018-2A, Class A (c)	4.230%	04/20/27	100,000	101,737
Mariner Finance Issuance Trust, Series 2017-AA, Class B (c)	4.740%	02/20/29	100,000	101,008
Mariner Finance Issuance Trust, Series 2017-BA, Class A (b)(c)	2.920%	12/20/29	100,000	99,000
Mariner Finance Issuance Trust, Series 2017-BA, Class C (c)	4.570%	12/20/29	250,000	246,874

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 85

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 61.0% continued
Consumer — 4.7% continued
MarketPlace Loan Trust, Series 2015-AV2, Class C (c)	7.500%	10/15/21	$7,739	$7,737
Marlette Funding Trust, Series 2017-1A, Class B (c)	4.114%	03/15/24	150,000	150,407
Marlette Funding Trust, Series 2018-1A, Class B (c)	3.190%	03/15/28	126,000	124,935
OneMain Financial Issuance Trust, Series 2016-2A, Class B (c)	5.940%	03/20/28	250,000	253,907
Oportun Funding LLC, Series 2018-D, Class B (c)	4.830%	12/09/24	100,000	100,982
Prosper Marketplace Issuance Trust, Series 2017-2A, Class B (c)	3.480%	09/15/23	100,000	99,838
Upgrade Receivables Trust, Series 2018-1A, Class A (c)	3.760%	11/15/24	90,735	90,678
Upstart Securitization Trust, Series 2017-1, Class A (c)	2.639%	06/20/24	18,919	18,900
Upstart Securitization Trust, Series 2017-1, Class B (c)	3.802%	06/20/24	150,000	149,735
Upstart Securitization Trust, Series 2017-2, Class A (c)	2.508%	03/20/25	34,050	33,966
				2,614,074
Credit Card — 0.3%
Fortiva Retail Credit Master Note, Series 2018-1, Class A (c)	5.540%	11/15/23	150,000	151,684
Equipment — 1.5%
Axis Equipment Finance Receivables Trust, Series 2016-1A, Class A (c)	2.210%	11/20/21	40,741	40,584
Business Jet Securities LLC, Series 2018-1, Class A (b)(c)	4.335%	02/15/33	99,759	100,319
Business Jet Securities LLC, Series 2018-1, Class B (b)(c)	6.048%	02/15/33	82,890	85,577
Business Jet Securities LLC, Series 2018-2, Class A (c)	4.447%	06/15/33	135,616	137,063
Business Jet Securities LLC, Series 2018-2, Class B (c)	5.437%	06/15/33	91,847	93,144
CAL Funding Ltd., Series 2018-2A, Class A (c)	4.340%	09/25/43	195,000	199,557
Global SC Finance SRL, Series 2014-1A, Class A2 (c)	3.090%	07/17/29	83,750	82,494
SCF Equipment Trust LLC, Series 2017-1A, Class A (c)	3.770%	01/20/23	56,899	57,110
				795,848
Non Agency CMBS — 7.7%
A10 Securitization, Series 2017-1A, Class A1FL (1MO LIBOR + 85) (b)(c)	3.306%	03/15/36	93,503	93,509
A10 Securitization, Series 2017-1A, Class C (c)	4.050%	03/15/36	250,000	243,127
A10 Securitization, Series 2017-1A, Class D (c)	4.700%	03/15/36	250,000	243,822
American Homes 4 Rent, Series 2014-SFR2, Class D (c)	3.678%	12/17/36	139,282	139,800
American Homes 4 Rent, Series 2015-SFR1, Class A (c)	3.467%	04/17/52	120,365	119,542
B2R Mortgage Trust, Series 2015-2, Class A (c)	3.336%	11/15/48	103,574	103,151
Bancorp Commercial Mortgage Trust (The), Series 2017-CRE2, Class C (1MO LIBOR + 235) (b)(c)	4.805%	08/15/32	250,000	250,187

86 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 61.0% continued
Non Agency CMBS — 7.7% continued
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (1MO LIBOR + 603.665) (b)(c)	8.492%	11/15/33	$100,000	$100,235
Barclays Commercial Mortgage Securities, Series 2016-ETC, Class A (c)	2.937%	08/14/36	100,000	95,439
Colony American Finance Ltd., Series 2016-1, Class A (c)	2.544%	06/15/48	78,561	77,373
Colony American Finance Ltd., Series 2016-2, Class B (c)	3.141%	11/15/48	150,000	145,252
Commercial Mortgage Trust, Series 2014-TWC, Class B (1MO LIBOR + 160) (b)(c)	4.033%	02/13/32	100,000	99,556
Cosmopolitan Hotel Trust, Series 2017-CSMO, Class D (1MO LIBOR + 225) (b)(c)	4.706%	11/15/34	100,000	97,749
FREMF Mortgage Trust, Series 2012-K21, Class C (b)(c)	4.068%	07/25/22	450,000	447,679
FREMF Mortgage Trust, Series 2012-K23, Class C (b)(c)	3.782%	10/25/45	90,000	88,562
Goldman Sachs Mortgage Securities Trust, Series 2018-FBLU, Class E (b)(c)	5.206%	11/15/35	100,000	99,380
Invitation Homes Trust, Series 2018-SFR1, Class E (1MO LIBOR + 200) (b)(c)	4.456%	03/17/37	150,000	148,026
Invitation Homes Trust, Series 2018-SFR3, Class D (1MO LIBOR + 165) (b)(c)	4.106%	07/17/37	150,000	149,247
Prime Finance Partners III, Series 2017-3, Class C (1MO LIBOR + 250) (b)(c)	4.955%	01/14/35	100,000	98,695
Progress Residential Trust, Series 2015-SFR2, Class A (c)	2.740%	06/12/32	227,061	224,187
Progress Residential Trust, Series 2015-SFR3, Class A (c)	3.067%	11/12/32	212,820	210,881
Progress Residential Trust, Series 2015-SFR3, Class D (c)	4.673%	11/12/32	100,000	101,235
Progress Residential Trust, Series 2017-SFR2, Class B (c)	3.196%	12/17/34	100,000	98,341
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class D (1MO LIBOR + 385) (b)(c)	6.356%	05/25/34	250,000	245,091
ReadyCap Commercial Mortgage Trust, Series 2018-FL2, Class D (1MO LIBOR + 270) (b)(c)	5.206%	06/25/35	50,000	48,378
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B (1MO LIBOR + 200) (b)(c)	4.455%	07/15/34	94,832	93,017
Tricon American Homes, Series 2016-SFR1, Class C (c)	3.487%	11/17/33	100,000	98,336
Tricon American Homes, Series 2018-SFR1, Class A (c)	3.530%	05/17/37	200,000	197,694
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D (b)(c)	5.652%	02/15/44	100,000	100,756
				4,258,247
Non Agency MBS CMO — 1.4%
Arroyo Mortgage Trust, Series 2018-1, Class A1 (c)	3.763%	04/25/48	132,202	131,893

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 87

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 61.0% continued
Non Agency MBS CMO — 1.4% continued
Cascade Funding Mortgage Trust, Series 2018-RM1, Class A1 (c)	4.580%	06/25/48	$124,431	$122,798
Finance of America Structured Securities, Series 2018-HB1, Class M3 (c)	4.392%	09/25/28	100,000	99,875
Goldman Sachs Mortgage-Backed Securities Trust, Series 2018-RPL1, Class A1A (c)	3.750%	10/25/57	148,502	149,006
RMF Buyout Issuance Trust, Series 2018-1, Class M3 (c)	4.448%	11/25/28	100,000	100,104
Structured Asset Securities Corp., Series 2003-37A, Class 2A (b)	4.418%	12/25/33	16,060	16,105
Vericrest Opportunity Loan Trust, Series 2018-NP10, Class A1A (c)	4.581%	11/25/48	99,402	99,654
WaMu Mortgage Pass-Through Certificate, Series 2003-AR11, Class A6 (b)	4.324%	10/25/33	21,307	21,487
Wells Fargo Mortgage Backed Securities, Series 2003-H, Class A1 (b)	4.724%	09/25/33	50,383	50,910
				791,832
Student Loan — 5.5%
College Ave Student Loans, Series 2018-A, Class B (b)(c)	4.750%	12/26/47	100,000	101,212
College Ave Student Loans, Series 2018-A, Class C (b)(c)	5.500%	12/26/47	100,000	103,281
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (c)	2.680%	07/25/35	96,629	95,642
Earnest Student Loan Program LLC, Series 2017-A, Class B (c)	3.590%	01/25/41	185,044	186,649
Laurel Road Prime Student Loan, Series 2018-B, Class A2 (c)	3.540%	05/26/43	150,000	150,033
SMB Private Education Loan Trust, Series 2018-C, Class B (c)	4.000%	11/17/42	200,000	198,409
Social Professional Loan Program, Series 2015-B, Class A2 (c)	2.510%	09/27/32	95,291	94,373
Social Professional Loan Program, Series 2016-C, Class A2B (c)	2.360%	12/27/32	260,000	254,774
Social Professional Loan Program, Series 2015-D, Class B (b)(c)	3.590%	10/26/37	228,436	226,620
Social Professional Loan Program, Series 2017-B, Class CFX (c)	4.440%	05/25/40	150,000	152,319
Social Professional Loan Program, Series 2017-E, Class A2B (b)(c)	2.720%	11/26/40	225,000	223,033
Social Professional Loan Program, Series 2017-E, Class C (c)	4.160%	11/26/40	700,000	698,923
Social Professional Loan Program, Series 2016-E, Class C (c)	4.430%	10/25/41	200,000	202,640
Social Professional Loan Program, Series 2018-A, Class A1 (1MO LIBOR + 35) (b)(c)	2.856%	02/25/42	133,600	133,632
Social Professional Loan Program, Series 2018-D, Class BFX (c)	4.140%	02/25/48	200,000	205,871
				3,027,411

Total Securitized				$33,712,364

88 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Treasury — 19.5%
U.S. Treasury Notes (a)	1.125%	01/15/19	$150,000	$149,938
U.S. Treasury Bonds	1.250%	04/30/19	300,000	298,767
U.S. Treasury Notes	1.375%	04/30/21	300,000	292,542
U.S. Treasury Notes	1.625%	11/15/22	1,000,000	968,120
U.S. Treasury Notes	2.000%	11/30/22	1,000,000	981,830
U.S. Treasury STRIPS	0.000%	02/15/23	700,000	630,573
U.S. Treasury Bonds	1.500%	03/31/23	500,000	479,972
U.S. Treasury Notes	1.625%	04/30/23	100,000	96,427
U.S. Treasury Notes	2.500%	05/15/24	250,000	249,538
U.S. Treasury Notes	2.250%	11/15/24	250,000	245,713
U.S. Treasury STRIPS	0.000%	02/15/25	300,000	255,854
U.S. Treasury Notes	2.000%	08/15/25	950,000	916,176
U.S. Treasury Notes	2.250%	11/15/25	100,000	97,837
U.S. Treasury Notes	1.625%	02/15/26	525,000	491,715
U.S. Treasury STRIPS	0.000%	05/15/28	1,000,000	770,948
U.S. Treasury STRIPS	0.000%	11/15/31	250,000	172,761
U.S. Treasury STRIPS	0.000%	02/15/33	600,000	399,036
U.S. Treasury Bonds	4.250%	05/15/39	100,000	120,799
U.S. Treasury Bonds	3.875%	08/15/40	550,000	632,531
U.S. Treasury Notes	4.250%	11/15/40	300,000	363,079
U.S. Treasury Bonds	4.750%	02/15/41	450,000	582,375
U.S. Treasury STRIPS	0.000%	08/15/41	150,000	75,223
U.S. Treasury Bonds	2.750%	11/15/42	800,000	766,273
U.S. Treasury Bonds	3.750%	11/15/43	500,000	565,678
U.S. Treasury Bonds	3.000%	02/15/48	200,000	199,277

Total Treasury				$10,802,982

	Shares	Fair Value
Registered Investment Companies — 4.9%
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (e)	694,152	$694,083
State Street Navigator Securities Lending Portfolio I, 2.62% (e)	2,009,784	2,009,784

Total Registered Investment Companies		$2,703,867

Total Investment Securities — 103.5%
(Cost $58,125,292)		57,198,998

Liabilities in Excess of Other Assets — (3.5)%		(1,936,301)

Net Assets — 100.0%		$55,262,697

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $1,943,201.
(b)

Variable rate security. The rate shown is the effective interest rate as of December 31, 2018. The benchmark on which the rate is calculated is shown parenthetically, if applicable. Certain variable rate securities are not based on a published rate and spread, but are determined by the issuer or agent and may be based on index changes, prepayment of underlying positions and/or other variables. These securities do not indicate a reference rate and spread in their description above.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2018 was $18,084,752, representing 32.7% of net assets.

(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2018.

BV – Besloten Vennootschap

IO – Interest Only

LIBOR – London Interbank Offered Rate

NA – National Association

NV – Naamloze Bennootschap

PO – Principal Only

REIT – Real Estate Investment Trust

SA – Societe Anonyme

SCS – Sociedad en Comandita Simple

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 89

Diamond Hill Corporate Credit Fund
Schedule of Investments
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Collateralized Debt Obligations — 0.1%
Alesco Preferred Funding Ltd. *		03/23/35	$336,608	$120,621
Alesco Preferred Funding Ltd. VI *		03/23/35	621,631	233,692
Fort Sheridan ABS CDO Ltd., Series 05-1A *		11/05/41	611,948	271,081
Taberna Preferred Funding Ltd. *		07/05/35	1,175,564	441,384

Total Collateralized Debt Obligations				$1,066,778

Corporate Bonds — 89.6%
Automotive — 3.1%
Delphi Jersey Holdings plc (a)(b)	5.000%	10/01/25	10,407,000	8,759,988
Fiat Chrysler Automobiles NV (b)	5.250%	04/15/23	14,384,000	14,139,041
				22,899,029
Banking — 4.0%
Popular, Inc.	6.125%	09/14/23	29,750,000	29,508,430

Basic Industry — 12.0%
Axalta Coating Systems Dutch Holding (a)	4.875%	08/15/24	9,818,000	9,278,010
Century Communities, Inc.	6.875%	05/15/22	14,043,000	13,586,603
Century Communities, Inc.	5.875%	07/15/25	18,107,000	15,934,159
Ingevity Corp. (a)	4.500%	02/01/26	119,000	107,695
MDC Holdings, Inc.	6.000%	01/15/43	2,142,000	1,670,760
Mueller Industries, Inc. (b)	6.000%	03/01/27	15,000,000	13,950,000
Schweitzer-Mauduit International, Inc. (a)	6.875%	10/01/26	3,870,000	3,637,800
Summit Materials LLC	8.500%	04/15/22	7,846,000	8,199,070
TRI Pointe Group, Inc.	5.875%	06/15/24	10,645,000	9,500,663
Valvoline, Inc.	5.500%	07/15/24	14,028,000	13,712,369
				89,577,129
Capital Goods — 2.3%
Manitowoc Co., Inc. (a)	12.750%	08/15/21	7,230,000	7,681,875
SPX Flow, Inc. (a)	5.625%	08/15/24	3,976,000	3,757,320
Welbilt, Inc.	9.500%	02/15/24	5,057,000	5,410,990
				16,850,185
Consumer Goods — 4.2%
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. (a)	8.500%	12/15/22	1,975,000	1,925,625
Coty, Inc. (a)(b)	6.500%	04/15/26	3,571,000	3,071,060
KAR Auction Services, Inc. (a)(b)	5.125%	06/01/25	7,120,000	6,425,800
Pilgrim's Pride Corp. (a)(b)	5.875%	09/30/27	13,683,000	12,417,323
US Foods, Inc. (a)(b)	5.875%	06/15/24	7,850,000	7,634,125
				31,473,933
Energy — 12.4%
Diamondback Energy, Inc.	4.750%	11/01/24	4,390,000	4,236,350
Diamondback Energy, Inc.	5.375%	05/31/25	14,018,000	13,667,549
Energen Corp.	4.625%	09/01/21	2,846,000	2,817,540
Energen Corp.	7.125%	02/15/28	21,952,000	22,994,720
Floatel International Ltd.	9.000%	04/11/24	6,400,000	5,887,999
Floatel International Ltd.	12.750%	04/11/24	3,400,000	3,162,000
McDermott Escrow 1, Inc. (a)	10.625%	05/01/24	5,145,000	4,341,094
Oceaneering International, Inc.	6.000%	02/01/28	4,606,000	3,715,911
Parsley Energy LLC (a)	6.250%	06/01/24	1,785,000	1,731,450
Parsley Energy LLC (a)	5.375%	01/15/25	25,000	23,000
Welltec A/S (a)	9.500%	12/01/22	24,317,000	24,013,038
WPX Energy, Inc.	6.000%	01/15/22	1,695,000	1,648,388
WPX Energy, Inc. (b)	5.250%	09/15/24	4,193,000	3,794,665
				92,033,704
Financial Services — 15.8%
Alliance Data Systems Corp. (a)	5.875%	11/01/21	4,108,000	4,102,249
Alliance Data Systems Corp. (a)(b)	5.375%	08/01/22	42,052,000	41,000,699
Credit Acceptance Corp.	6.125%	02/15/21	6,000,000	5,985,000
Credit Acceptance Corp.	7.375%	03/15/23	14,685,000	14,978,700
Nationstar Mortgage Holdings, Inc. (a)	8.125%	07/15/23	9,370,000	9,135,750
Quicken Loans, Inc. (a)	5.750%	05/01/25	15,775,000	14,749,625
USIS Merger Subordinated, Inc. (a)	6.875%	05/01/25	11,311,000	10,394,357
Vantiv, Inc. (a)	4.375%	11/15/25	17,747,000	16,236,552
Wand Merger Corp. (a)	9.125%	07/15/26	950,000	923,875
				117,506,807

90 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 89.6% continued
Health Care — 3.4%
Davita Healthcare Partners, Inc. (b)	5.750%	08/15/22	$7,564,000	$7,526,179
Davita Healthcare Partners, Inc.	5.125%	07/15/24	7,207,000	6,756,563
Endo Finance LLC (a)	5.375%	01/15/23	3,477,000	2,642,520
HCA Holdings, Inc.	7.750%	07/15/36	3,583,000	3,717,363
Teva Pharmaceuticals Finance Netherlands III BV	6.000%	04/15/24	4,730,000	4,555,695
				25,198,320
Insurance — 0.9%
Radian Group, Inc.	4.500%	10/01/24	7,730,000	7,005,313

Leisure — 4.3%
CCM Merger, Inc. (a)	6.000%	03/15/22	2,155,000	2,186,786
Golden Nugget, Inc. (a)	6.750%	10/15/24	4,952,000	4,667,260
Live Nation Entertainment, Inc. (a)	4.875%	11/01/24	7,992,000	7,592,399
RHP Hotel Properties LP	5.000%	04/15/21	4,889,000	4,852,333
RHP Hotel Properties LP	5.000%	04/15/23	4,642,000	4,525,950
Station Casinos LLC (a)(b)	5.000%	10/01/25	8,388,000	7,591,140
Wynn Las Vegas LLC (a)	5.500%	03/01/25	325,000	303,063
				31,718,931
Media — 6.1%
Cimpress NV (a)	7.000%	06/15/26	31,615,000	30,350,400
CSC Holdings LLC (a)	10.875%	10/15/25	2,000,000	2,245,840
Liberty Interactive LLC (b)	8.250%	02/01/30	5,617,000	5,476,575
Netflix, Inc. (b)	5.875%	02/15/25	4,665,000	4,705,819
Quad Graphics, Inc. (b)	7.000%	05/01/22	2,469,000	2,345,550
				45,124,184
Real Estate — 1.1%
Kennedy Wilson, Inc.	5.875%	04/01/24	9,066,000	8,476,710

Retail — 8.8%
Arch Merger Subordinated, Inc. (a)(b)	8.500%	09/15/25	12,147,000	10,959,022
B.C. ULC/New Red Finance, Inc. (a)	5.000%	10/15/25	5,915,000	5,441,800
FirstCash, Inc. (a)	5.375%	06/01/24	19,963,000	19,214,388
Hanesbrands, Inc. (a)(b)	4.625%	05/15/24	950,000	890,625
Nathan's Famous, Inc. (a)	6.625%	11/01/25	18,294,000	17,790,915
Signet UK Finance plc (b)	4.700%	06/15/24	8,649,000	7,654,365
Wolverine World Wide (a)	5.000%	09/01/26	3,792,000	3,507,600
				65,458,715
Services — 1.2%
Ashtead Capital, Inc. (a)	5.625%	10/01/24	4,605,000	4,651,050
Ashtead Capital, Inc. (a)	4.125%	08/15/25	3,873,000	3,543,795
Laureate Education, Inc. (a)	8.250%	05/01/25	6,000	6,300
Matthews International Corp. (a)	5.250%	12/01/25	935,000	869,550
				9,070,695
Technology & Electronics — 2.0%
First Data Corp. (a)	5.000%	01/15/24	2,704,000	2,602,600
Match Group, Inc.	6.375%	06/01/24	2,685,000	2,731,988
Symantec Corp. (a)	5.000%	04/15/25	9,865,000	9,204,657
				14,539,245
Telecommunications — 5.8%
Cogent Communications, Inc. (a)	5.625%	04/15/21	25,315,000	25,188,425
Cogent Communications, Inc. (a)	5.375%	03/01/22	9,420,000	9,349,350
Frontier Communications Corp. (a)	8.500%	04/01/26	9,800,000	8,575,000
				43,112,775
Transportation — 2.2%
Allegiant Travel Co.	5.500%	07/15/19	1,677,000	1,677,000
Mobile Mini, Inc.	5.875%	07/01/24	8,628,000	8,455,440
United Airlines Pass-Through Trust, Series 2013-1	5.375%	02/15/23	240,568	246,033
United Continental Holdings, Inc.	4.250%	10/01/22	350,000	337,750
XPO Logistics, Inc. (a)(b)	6.125%	09/01/23	5,618,000	5,407,325
				16,123,548

Total Corporate Bonds				$665,677,653

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 91

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2018

	Shares	Fair Value
Registered Investment Companies — 18.9%
Diamond Hill Short Duration Total Return Fund, Class Y (c)	3,183,764	$32,028,667
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (d)	32,518,024	32,514,772
State Street Navigator Securities Lending Portfolio I, 2.62% (d)	76,057,038	76,057,038

Total Registered Investment Companies		$140,600,477

Total Investment Securities — 108.6%
(Cost $836,550,822)		$807,344,908

Liabilities in Excess of Other Assets — (8.6)%		(63,906,579)

Net Assets — 100.0%		$743,438,329

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2018 was $376,130,120, representing 50.6% of net assets.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $73,522,578.
(c)	Affiliated Fund.
(d)	The rate shown is the 7-day effective yield as of December 31, 2018.

*

Non-income producing security. Restricted and illiquid securities not registered under the securities act of 1933 and valued at fair value by the Valuation & Liquidity Committee based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding Ltd. VI, Class PNN	December-04	$621,631	$233,692	0.03%
Alesco Preferred Funding Ltd., Class PNNE	March-05	$336,608	$120,621	0.01%
Fort Sheridan ABS CDO Ltd., Series 05-1A, Class PPN2	March-05	$516,557	$271,081	0.04%
Taberna Preferred Funding Ltd., Class PPN2	March-05	$1,046,936	$441,384	0.06%
		$2,521,732	$1,066,778	0.14%

A/S – Ansvarlig Selskap

BV – Besloten Vennootschap

NV – Naamloze Vennootschap

plc – Public Limited Company

See accompanying Notes to Financial Statements.

92 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund
Schedule of Investments
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 92.9%
Auto Loan — 1.0%
CIG Auto Receivables Trust, Series 2017-1A (a)	5.330%	12/16/24	400,000	399,563
Honor Automobile Trust Securitization, Series 2016-1A (a)(c)	8.050%	11/15/22	200,000	143,200
				542,763
Automotive — 1.7%
Delphi Jersey Holdings plc (a)	5.000%	10/01/25	850,000	715,479
Fiat Chrysler Automobiles NV	5.250%	04/15/23	250,000	245,743
				961,222
Banking — 4.3%
Popular, Inc.	6.125%	09/14/23	2,350,000	2,330,918

Basic Industry — 12.1%
Axalta Coating Systems Dutch Holding (a)	4.875%	08/15/24	950,000	897,750
Century Communities, Inc.	6.875%	05/15/22	175,000	169,312
Century Communities, Inc.	5.875%	07/15/25	2,025,000	1,782,000
Ingevity Corp. (a)	4.500%	02/01/26	25,000	22,625
MDC Holdings, Inc.	6.000%	01/15/43	600,000	468,000
Mueller Industries, Inc.	6.000%	03/01/27	1,275,000	1,185,750
Schweitzer-Mauduit International, Inc. (a)	6.875%	10/01/26	500,000	470,000
Summit Materials LLC	8.500%	04/15/22	200,000	209,000
TRI Pointe Group, Inc.	5.875%	06/15/24	825,000	736,312
Valvoline, Inc.	5.500%	07/15/24	650,000	635,375
				6,576,124
Capital Goods — 2.6%
Manitowoc Co., Inc (a)	12.750%	08/15/21	650,000	690,625
SPX Flow, Inc. (a)	5.625%	08/15/24	250,000	236,250
Welbilt, Inc.	9.500%	02/15/24	475,000	508,250
				1,435,125
Consumer — 1.4%
Mariner Finance Issuer Trust, Series 2018-AA (a)	6.570%	11/20/30	275,000	279,598
Oportun Funding LLC, Series 2018-C (a)	6.790%	10/08/24	500,000	505,660
				785,258
Consumer Goods — 4.5%
Coty, Inc. (a)(b)	6.500%	04/15/26	450,000	387,000
KAR Auction Services, Inc. (a)	5.125%	06/01/25	650,000	586,625
Pilgrim's Pride Corp. (a)(b)	5.875%	09/30/27	1,325,000	1,202,437
US Foods, Inc. (a)(b)	5.875%	06/15/24	275,000	267,437
				2,443,499
Credit Card — 0.5%
Fortiva Retail Credit Master Note, Series 2018-1 (a)	7.730%	11/15/23	250,000	254,012

Energy — 17.2%
Diamondback Energy, Inc.	4.750%	11/01/24	475,000	458,375
Diamondback Energy, Inc.	5.375%	05/31/25	1,075,000	1,048,125
Energen Corp.	7.125%	02/15/28	3,000,000	3,142,500
Floatel International Ltd.	9.000%	04/11/24	600,000	552,000
Floatel International Ltd.	12.750%	04/11/24	600,000	558,000
McDermott Escrow 1, Inc. (a)	10.625%	05/01/24	400,000	337,500
Oceaneering International, Inc.	6.000%	02/01/28	375,000	302,533
Parsley Energy LLC (a)	6.250%	06/01/24	175,000	169,750
Welltec A/S (a)	9.500%	12/01/22	2,000,000	1,975,000
WPX Energy, Inc.	6.000%	01/15/22	200,000	194,500
WPX Energy, Inc.	5.250%	09/15/24	675,000	610,875
				9,349,158
Equipment — 0.2%
Ascentium Equipment Receivables Trust, Series 2016-2A (a)	6.790%	10/10/24	100,000	103,473

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 93

Diamond Hill High Yield Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 92.9% continued
Financial Services — 13.3%
Alliance Data Systems Corp. (a)	5.875%	11/01/21	$450,000	$449,370
Alliance Data Systems Corp. (a)(b)	5.375%	08/01/22	2,275,000	2,218,125
Credit Acceptance Corp.	6.125%	02/15/21	325,000	324,187
Credit Acceptance Corp.	7.375%	03/15/23	850,000	867,000
Nationstar Mortgage Holdings, Inc. (a)	8.125%	07/15/23	150,000	146,250
Quicken Loans, Inc. (a)	5.750%	05/01/25	1,225,000	1,145,375
USIS Merger Subordinated, Inc. (a)	6.875%	05/01/25	775,000	712,194
Vantiv, Inc. (a)	4.375%	11/15/25	1,225,000	1,120,740
Wand Merger Corp. (a)	9.125%	07/15/26	250,000	243,125
				7,226,366
Health Care — 3.7%
Davita Healthcare Partners, Inc.	5.750%	08/15/22	200,000	199,000
Davita Healthcare Partners, Inc.	5.125%	07/15/24	749,000	702,188
Endo Finance LLC (a)	5.375%	01/15/23	575,000	437,000
HCA Holdings, Inc.	7.750%	07/15/36	675,000	700,313
				2,038,501
Insurance — 1.0%
Radian Group, Inc.	4.500%	10/01/24	600,000	543,750

Leisure — 4.6%
Golden Nugget, Inc. (a)	6.750%	10/15/24	650,000	612,625
Live Nation Entertainment, Inc. (a)	4.875%	11/01/24	300,000	285,000
RHP Hotel Properties LP	5.000%	04/15/23	800,000	780,000
Station Casinos LLC (a)	5.000%	10/01/25	900,000	814,500
				2,492,125
Media — 5.4%
Cimpress NV (a)	7.000%	06/15/26	2,850,000	2,736,000
Liberty Interactive LLC	8.250%	02/01/30	100,000	97,500
Quad Graphics, Inc. (b)	7.000%	05/01/22	115,000	109,250
				2,942,750
Real Estate — 1.4%
Kennedy Wilson, Inc.	5.875%	04/01/24	800,000	748,000

Retail — 9.2%
Arch Merger Subordinated, Inc. (a)(b)	8.500%	09/15/25	925,000	834,535
B.C. ULC/New Red Finance, Inc. (a)	5.000%	10/15/25	525,000	483,000
FirstCash, Inc. (a)	5.375%	06/01/24	1,650,000	1,588,125
Hanesbrands, Inc. (a)	4.625%	05/15/24	50,000	46,875
Nathan's Famous, Inc. (a)	6.625%	11/01/25	1,550,000	1,507,375
Signet UK Finance plc	4.700%	06/15/24	125,000	110,625
Wolverine World Wide (a)	5.000%	09/01/26	475,000	439,375
				5,009,910
Services — 0.3%
Ashtead Capital, Inc. (a)	4.125%	08/15/25	200,000	183,000
Matthews International Corp. (a)	5.250%	12/01/25	7,000	6,510
				189,510
Technology & Electronics — 1.3%
First Data Corp.(a)	5.000%	01/15/24	150,000	144,375
Match Group, Inc.	6.375%	06/01/24	150,000	152,625
Symantec Corp. (a)	5.000%	04/15/25	425,000	396,551
				693,551
Telecommunications — 3.9%
Cogent Communications, Inc. (a)	5.625%	04/15/21	1,125,000	1,119,375
Cogent Communications, Inc. (a)	5.375%	03/01/22	75,000	74,438
Frontier Communications Corp.	10.500%	09/15/22	250,000	173,750
Frontier Communications Corp. (a)	8.500%	04/01/26	850,000	743,750
				2,111,313

94 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund
Schedule of Investments (Continued)
December 31, 2018

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 92.9% continued
Transportation — 3.3%
Continental Airlines Pass-Through Trust, Series 2012-1	6.250%	10/11/21	$211,986	$215,272
Continental Airlines Pass-Through Trust, Series 2012-2	5.500%	04/29/22	114,487	115,644
Mobile Mini, Inc.	5.875%	07/01/24	875,000	857,500
U.S. Airways Pass-Through Trust, Series 2012-2	6.750%	12/03/22	217,475	227,214
XPO Logistics, Inc. (a)(b)	6.125%	09/01/23	400,000	385,000
				1,800,630

Total Corporate Bonds				$50,577,958

Securitized — 0.8%
ABS-Other — 0.4%
Access Point Financial, Series 2017-A (a)	5.820%	04/15/29	250,000	254,154

Non Agency MBS CMO — 0.4%
Cascade Funding Mortgage Trust, Series 2018-RM1 (a)	5.875%	06/25/48	200,000	201,806

Total Securitized				$445,960

	Shares	Fair Value
Registered Investment Companies — 13.9%
State Street Institutional Liquid Reserves Fund, Premier Class, 2.50% (d)	2,375,850	$2,375,613
State Street Navigator Securities Lending Portfolio I, 2.62% (d)	5,186,415	5,186,415

Total Registered Investment Companies		$7,562,028

Total Investment Securities — 107.6%
(Cost $60,537,314)		$58,595,946

Liabilities in Excess of Other Assets — (7.6)%		(4,148,957)

Net Assets — 100.0%		$54,446,989

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2018 was $28,972,532, representing 53.2% of net assets.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2018 was $4,994,613.
(c)

Illiquid security. Valued at fair value by the Valuation & Liquidity Committee based on procedures approved by the Board of Trustees. This security was first acquired on December 7, 2016 with a total cost of $204,495 and represents 0.3% of net assets.

(d)	The rate shown is the 7-day effective yield as of December 31, 2018.

A/S – Ansvarlig Selskap

NV – Naamloze Vennootschap

plc – Public Limited Company

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 95

Diamond Hill Funds
Tabular Presentation of Schedules of Investments
December 31, 2018 (Unaudited)

Diamond Hill Small Cap Fund
Sector Allocation	% of Net Assets
Financials	27.8%
Industrials	21.4%
Consumer Discretionary	12.5%
Consumer Staples	6.7%
Real Estate	6.1%
Communication Services	5.0%
Information Technology	4.4%
Health Care	3.1%
Energy	3.1%
Materials	1.4%
Utilities	0.9%
Registered Investment Companies	14.8%
Other
Net Other Assets (Liabilities)	-7.2%
100.0%

Russell 2000 Index Sector Allocation	% of Index
Financials	18.2%
Industrials	14.7%
Consumer Discretionary	12.2%
Consumer Staples	3.0%
Real Estate	7.2%
Communication Services	3.3%
Information Technology	14.7%
Health Care	15.7%
Energy	3.5%
Materials	3.7%
Utilities	3.8%
100.0%

Diamond Hill Small-Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	27.3%
Industrials	15.0%
Consumer Discretionary	12.6%
Real Estate	9.0%
Consumer Staples	8.7%
Information Technology	7.8%
Energy	4.1%
Utilities	3.7%
Materials	3.3%
Health Care	2.8%
Communication Services	2.6%
Registered Investment Companies	10.0%
Other
Net Other Assets (Liabilities)	-6.9%
100.0%

Russell 2500 Index Sector Allocation	% of Index
Financials	15.8%
Industrials	15.0%
Consumer Discretionary	11.4%
Real Estate	10.0%
Consumer Staples	2.8%
Information Technology	16.1%
Energy	3.2%
Utilities	4.1%
Materials	5.3%
Health Care	13.0%
Communication Services	3.3%
100.0%

96 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2018 (Unaudited)

Diamond Hill Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	28.8%
Industrials	16.1%
Consumer Discretionary	14.8%
Consumer Staples	8.3%
Real Estate	7.7%
Information Technology	5.6%
Energy	4.4%
Materials	3.3%
Health Care	2.9%
Utilities	2.7%
Communication Services	1.9%
Registered Investment Companies	4.4%
Other
Net Other Assets (Liabilities)	-0.9%
100%

Russell Midcap Index Sector Allocation	% of Index
Financials	13.0%
Industrials	13.6%
Consumer Discretionary	11.9%
Consumer Staples	4.4%
Real Estate	9.3%
Information Technology	17.9%
Energy	4.0%
Materials	5.2%
Health Care	10.0%
Utilities	7.0%
Communication Services	3.7%
100.0%

Diamond Hill Large Cap Fund
Sector Allocation	% of Net Assets
Financials	28.5%
Health Care	16.7%
Consumer Discretionary	11.5%
Communication Services	10.8%
Consumer Staples	8.6%
Industrials	8.2%
Information Technology	7.3%
Energy	3.9%
Materials	3.6%
Registered Investment Companies	1.4%
Other
Net Other Assets (Liabilities)	-0.5%
100.0%

Russell 1000 Index Sector Allocation	% of Index
Financials	13.5%
Health Care	15.0%
Consumer Discretionary	10.7%
Communication Services	9.6%
Consumer Staples	6.4%
Industrials	9.6%
Information Technology	20.3%
Energy	5.1%
Materials	2.9%
Real Estate	3.6%
Utilities	3.3%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 97

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2018 (Unaudited)

Diamond Hill All Cap Select Fund
Sector Allocation	% of Net Assets
Financials	32.7%
Industrials	15.9%
Consumer Discretionary	12.6%
Communication Services	10.1%
Health Care	8.8%
Consumer Staples	6.3%
Energy	5.1%
Information Technology	2.6%
Materials	2.6%
Registered Investment Companies	6.1%
Other
Net Other Assets (Liabilities)	-2.8%
100.0%

Russell 3000 Index Sector Allocation	% of Index
Financials	13.9%
Industrials	9.9%
Consumer Discretionary	10.8%
Communication Services	9.1%
Health Care	15.1%
Consumer Staples	6.1%
Energy	5.0%
Information Technology	19.9%
Materials	3.0%
Real Estate	3.9%
Utilities	3.3%
100.0%

Diamond Hill Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	27.5%
Industrials	14.9%
Communication Services	11.3%
Information Technology	10.1%
Health Care	9.5%
Consumer Discretionary	5.5%
Energy	3.7%
Materials	3.6%
Consumer Staples	2.8%
Registered Investment Companies	32.3%

Short Portfolio Sector Allocation	% of Net Assets
Consumer Discretionary	-5.4%
Financials	-3.5%
Health Care	-3.1%
Information Technology	-2.5%
Utilities	-2.1%
Industrials	-1.8%
Consumer Staples	-1.0%
Energy	-0.7%
Materials	-0.2%
Other
Segregated Cash With Custodian	20.5%
Net Other Assets (Liabilities)	-21.4%
100.0%

Russell 1000 Index Sector Allocation	% of Index
Financials	13.5%
Industrials	9.6%
Communication Services	9.6%
Information Technology	20.3%
Health Care	15.0%
Consumer Discretionary	10.7%
Energy	5.1%
Materials	2.9%
Consumer Staples	6.4%
Real Estate	3.6%
Utilities	3.3%
100.0%

98 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2018 (Unaudited)

Diamond Hill Research Opportunities Fund
Long Portfolio Sector Allocation	% of Net Assets
Industrials	21.5%
Health Care	17.5%
Consumer Discretionary	16.8%
Financials	14.6%
Information Technology	12.6%
Communication Services	10.2%
Materials	4.4%
Real Estate	3.1%
Energy	1.7%
Consumer Staples	1.7%
Registered Investment Companies	19.7%

Short Portfolio Sector Allocation	% of Net Assets
Consumer Discretionary	-6.6%
Health Care	-3.4%
Financials	-3.4%
Information Technology	-2.9%
Industrials	-1.1%
Communication Services	-0.6%
Utilities	-0.6%
Real Estate	-0.3%
Consumer Staples	-0.2%
Materials	-0.1%
Energy	-0.1%
Other
Segregated Cash With Custodian	16.0%
Net Other Assets (Liabilities)	-20.5%
100.0%

Russell 3000 Index Sector Allocation	% of Index
Industrials	9.9%
Health Care	15.1%
Consumer Discretionary	10.8%
Financials	13.9%
Information Technology	19.9%
Communication Services	9.1%
Materials	3.0%
Real Estate	3.9%
Energy	5.0%
Consumer Staples	6.1%
Utilities	3.3%
100.0%

Diamond Hill Financial Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Banks, Thrifts & Mortgage Finance	36.6%
Insurance	21.4%
Equity Real Estate Investment Trusts (REITs)	12.0%
Capital Markets	9.2%
Diversified Financial Services	6.9%
Consumer Financial Services	6.1%
IT Services	4.4%
Real Estate Management & Development	0.7%
Registered Investment Companies	19.9%

Short Portfolio Sector Allocation	% of Net Assets
Banks, Thrifts & Mortgage Finance	-5.1%
Insurance	-3.2%
REITS & Real Estate Management	-2.9%
IT Services	-1.8%
Equity Real Estate Investment Trusts (REITs)	-0.8%
Other
Segregated Cash With Custodian	14.1%
Net Other Assets (Liabilities)	-17.5%
100.0%

Russell 3000 Financials Index Sector Allocation	% of Index
Banks, Thrifts & Mortgage Finance	28.9%
Insurance	12.7%
Equity Real Estate Investment Trusts (REITs)	20.0%
Capital Markets	12.6%
Diversified Financial Services	7.9%
Consumer Financial Services	3.4%
IT Services	14.5%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 99

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2018 (Unaudited)

Diamond Hill Global Fund
Sector Allocation	% of Net Assets
Financials	28.7%
Industrials	15.6%
Consumer Discretionary	12.1%
Health Care	9.1%
Communication Services	7.0%
Consumer Staples	5.2%
Information Technology	5.0%
Materials	3.7%
Energy	3.6%
Registered Investment Companies	11.4%
Other
Net Other Assets (Liabilities)	-1.4%
100.0%

Morningstar Global Markets Index Sector Allocation	% of Index
Financials	17.0%
Industrials	11.5%
Consumer Discretionary	11.9%
Health Care	10.9%
Communication Services	8.2%
Consumer Staples	7.7%
Information Technology	14.2%
Materials	5.4%
Energy	5.7%
Real Estate	4.1%
Utilities	3.4%
100.0%

Diamond Hill Short Duration Total Return Fund
Sector Allocation	% of Net Assets
Securitized	78.4%
Treasury	8.5%
Corporate Credit	6.8%
Registered Investment Companies	10.6%
Other
Net Other Assets (Liabilities)	-4.3%
100.0%

Bloomberg Barclays U.S. 1-3 Yr. Gov./Credit Index Sector Allocation	% of Index
Treasury	65.2%
Corporate Credit	23.8%
Non-Corporate Credit	7.4%
Agency	3.6%
100.0%

Diamond Hill Core Bond Fund
Sector Allocation	% of Net Assets
Securitized	61.0%
Treasury	19.5%
Corporate Credit	16.9%
Government Related	1.2%
Registered Investment Companies	4.9%
Other
Net Other Assets (Liabilities)	-3.5%
100.0%

Bloomberg Barclays U.S. Aggregate Index Sector Allocation	% of Index
Treasury	38.9%
Corporate Credit	24.3%
Agency	1.4%
Agency RMBS/CMBS	29.0%
Asset-Backed Securities	0.5%
Non-Agency RMBS/CMBS	1.2%
Non-Corporate Credit	4.7%
100.0%

100 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2018 (Unaudited)

Diamond Hill Corporate Credit Fund
Sector Allocation	% of Net Assets
Financial Services	15.8%
Energy	12.4%
Basic Industry	12.0%
Retail	8.8%
Media	6.1%
Telecommunications	5.8%
Leisure	4.3%
Consumer Goods	4.2%
Banking	4.0%
Health Care	3.4%
Automotive	3.1%
Capital Goods	2.3%
Transportation	2.2%
Technology & Electronics	2.0%
Services	1.2%
Real Estate	1.1%
Insurance	0.9%
Registered Investment Companies	18.9%
Other
Collateralized Debt Obligations	0.1%
Net Other Assets (Liabilities)	-8.6%
100.0%

ICE BofA ML U.S. Corporate & High Yield Index Sector Allocation	% of Index
Financial Services	2.4%
Energy	11.8%
Basic Industry	5.6%
Retail	4.2%
Media	4.7%
Telecommunications	4.9%
Leisure	1.0%
Consumer Goods	5.7%
Banking	19.9%
Health Care	8.7%
Automotive	2.6%
Capital Goods	4.8%
Transportation	2.1%
Technology & Electronics	6.9%
Services	1.7%
Real Estate	2.2%
Insurance	3.7%
Utility	7.1%
100.0%

Diamond Hill High Yield Fund
Sector Allocation	% of Net Assets
Energy	17.2%
Financial Services	13.3%
Basic Industry	12.1%
Retail	9.2%
Media	5.4%
Leisure	4.6%
Consumer Goods	4.5%
Banking	4.3%
Telecommunications	3.9%
Health Care	3.7%
Transportation	3.3%
Capital Goods	2.6%
Automotive	1.7%
Consumer	1.4%
Real Estate	1.4%
Technology & Electronics	1.3%
Insurance	1.0%
Auto Loan	1.0%
Credit Card	0.5%
Services	0.3%
Equipment	0.2%
Registered Investment Companies	13.9%
Other
Securitized	0.8%
Net Other Assets (Liabilities)	-7.6%
100.0%

ICE BofA ML U.S. High Yield Index Sector Allocation	% of Index
Energy	15.3%
Financial Services	4.5%
Basic Industry	11.4%
Retail	4.3%
Media	11.3%
Leisure	4.7%
Consumer Goods	3.0%
Banking	2.3%
Telecommunications	9.4%
Health Care	10.7%
Transportation	0.8%
Capital Goods	5.4%
Automotive	1.7%
Real Estate	1.1%
Technology & Electronics	5.4%
Insurance	1.2%
Services	5.2%
Utility	2.3%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 101

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2018

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund
Assets
Investment in unaffiliated securities, at cost	$913,741,705	$2,049,460,323	$104,402,364
Investment in affiliated securities, at cost	39,436,857	38,913,796	2,245,771
Investment in unaffiliated securities, at fair value*	$1,054,497,932	$2,104,489,076	$102,642,817
Investment in affiliated securities, at fair value	39,405,005	38,869,026	2,237,057
Cash	—	—	—
Cash deposits with custodian for securities sold short	—	—	—
Receivable for fund shares issued	2,638,088	2,888,708	891,392
Receivable for investments sold	758,883	21,229,251	485,625
Receivable for dividends and interest	1,966,367	3,196,053	137,395
Prepaid expenses and other assets	13,206	14,548	663
Total Assets	1,099,279,481	2,170,686,662	106,394,949

Liabilities
Investments sold short, at fair value (proceeds $—, $—, $—, $—, $—, $758,920,278, $10,178,700, $3,085,035, $— and $—)	—	—	—
Due to custodian	—	41,204,831	356,720
Payable for securities purchased	—	—	74,944
Payable for fund shares redeemed	8,569,976	10,098,658	1,823,486
Payable for dividend expense on securities sold short	—	—	—
Payable for return of collateral received for securities on loan	69,247,105	113,415,244	174,752
Payable to Investment Adviser	763,834	1,365,947	55,943
Payable to Administrator	155,817	217,928	13,658
Accrued distribution and service fees	75,219	60,348	4,749
Total Liabilities	78,811,951	166,362,956	2,504,252

Net Assets	$1,020,467,530	$2,004,323,706	$103,890,697

Components of Net Assets
Paid-in capital	$858,016,869	$1,952,654,660	$105,642,838
Distributable earnings (accumulated deficit)	162,450,661	51,669,046	(1,752,141)
Net Assets	$1,020,467,530	$2,004,323,706	$103,890,697
Net Assets
Class A Shares	$214,831,214	$164,036,908	$21,085,260
Class C Shares	$24,950,779	$25,821,073	$—
Class I Shares	$633,322,512	$889,470,693	$55,044,771
Class Y Shares	$147,363,025	$924,995,032	$27,760,666
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	7,800,868	8,823,872	1,773,871
Class C Shares	1,066,376	1,529,482	—
Class I Shares	22,632,846	47,403,666	4,617,503
Class Y Shares	5,261,583	49,207,218	2,322,844
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$27.54	$18.59	$11.89
Class C Shares(A)	$23.40	$16.88	$—
Class I Shares	$27.98	$18.76	$11.92
Class Y Shares	$28.01	$18.80	$11.95
Maximum Offering Price
Maximum sales charge — Class A Shares	5.00%	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$28.99	$19.57	$12.52
* Includes value of securities on loan	$66,701,832	$110,047,575	$164,296

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

102 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Large Cap Fund	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Global Fund	Short Duration Total Return Fund

$4,472,977,439	$219,245,982	$3,894,532,503	$69,070,868	$29,022,878	$17,732,195	$605,208,816
—	—	91,605,770	—	—	—	—
$5,110,179,177	$201,240,196	$4,262,933,978	$68,169,230	$28,297,770	$14,927,811	$604,038,352
—	—	91,442,964	—	—	—	—
3,501	—	—	—	—	—	—
—	—	738,944,329	8,826,529	3,397,225	—	—
8,191,491	321,917	18,823,368	91,514	140,950	12,409	2,977,327
—	—	9,876,162	114,245	—	—	—
7,368,172	352,193	4,835,130	92,720	24,265	31,454	1,706,395
466	342	27,292	48	—	—	—
5,125,742,807	201,914,648	5,126,883,223	77,294,286	31,860,210	14,971,674	608,722,074

—	—	730,406,950	10,633,400	3,329,538	—	—
—	—	3,809	6,404	—	—	14,671,579
—	—	34,755,533	605,768	—	—	3,885,225
13,874,590	177,199	31,175,673	94,756	162,092	—	479,582
—	—	687,067	18,971	22,681	—	—
22,427,413	5,887,350	731,985,447	10,829,528	4,179,127	243,114	10,196,620
2,262,372	117,860	2,863,069	44,431	20,399	8,280	164,815
706,420	22,740	527,500	6,312	3,886	965	53,434
302,102	7,768	116,406	2,042	2,556	9	3,780
39,572,897	6,212,917	1,532,521,454	22,241,612	7,720,279	252,368	29,455,035

$5,086,169,910	$195,701,731	$3,594,361,769	$55,052,674	$24,139,931	$14,719,306	$579,267,039

$4,348,703,493	$210,695,082	$3,189,868,602	$56,967,425	$25,706,748	$17,479,486	$580,720,277
737,466,417	(14,993,351)	404,493,167	(1,914,751)	(1,566,817)	(2,760,180)	(1,453,238)
$5,086,169,910	$195,701,731	$3,594,361,769	$55,052,674	$24,139,931	$14,719,306	$579,267,039

$1,031,252,087	$8,962,772	$188,931,931	$4,991,259	$4,925,313	$65,534	$18,789,352
$84,484,717	$6,949,969	$80,351,315	$1,171,202	$1,594,379	$—	$—
$2,978,376,891	$114,571,319	$3,110,940,228	$31,691,779	$17,620,239	$4,439,695	$308,340,858
$992,056,215	$65,217,671	$214,138,295	$17,198,434	$—	$10,214,077	$252,136,829

45,059,525	708,868	8,292,170	253,799	244,297	5,615	1,869,940
3,898,413	587,885	3,982,214	63,267	87,176	—	—
129,345,270	9,007,099	133,377,707	1,589,185	872,267	379,820	30,671,577
43,061,511	5,118,149	9,142,781	859,491	—	873,149	25,068,920

$22.89	$12.64	$22.78	$19.67	$20.16	$11.67	$10.05
$21.67	$11.82	$20.18	$18.51	$18.29	$—	$—
$23.03	$12.72	$23.32	$19.94	$20.20	$11.69	$10.05
$23.04	$12.74	$23.42	$20.01	$—	$11.70	$10.06

5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	2.25%
$24.09	$13.31	$23.98	$20.71	$21.22	$12.28	$10.28
$22,481,238	$5,762,072	$722,576,431	$10,722,396	$4,089,373	$238,727	$9,930,733

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 103

Diamond Hill Funds
Statements of Assets & Liabilities (Continued)
December 31, 2018

	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Assets
Investment in unaffiliated securities, at cost	$58,125,292	$804,508,328	$60,537,314
Investment in affiliated securities, at cost	—	32,042,494	—
Investment in unaffiliated securities, at fair value*	$57,198,998	$775,316,241	$58,595,946
Investment in affiliated securities, at fair value	—	32,028,667	—
Receivable for fund shares issued	2,950	2,273,255	264,000
Receivable for investments sold	100,086	1,918,471	63,117
Receivable for dividends and interest	257,974	11,266,586	874,048
Prepaid expenses and other assets	—	9,489	—
Total Assets	57,560,008	822,812,709	59,797,111

Liabilities
Due to custodian	199,374	—	—
Payable for fund shares redeemed	—	2,809,728	—
Payable for securities purchased	69,323	68,115	136,068
Payable for return of collateral received for securities on loan	2,009,784	76,057,038	5,186,415
Payable to Investment Adviser	13,993	292,408	22,578
Payable to Administrator	4,219	110,972	4,731
Accrued distribution and service fees	618	36,119	330
Total Liabilities	2,297,311	79,374,380	5,350,122

Net Assets	$55,262,697	$743,438,329	$54,446,989

Components of Net Assets
Paid-in capital	$56,370,381	$775,623,028	$56,537,360
Accumulated deficit	(1,107,684)	(32,184,699)	(2,090,371)
Net Assets	$55,262,697	$743,438,329	$54,446,989
Net Assets
Class A Shares	$2,975,604	$69,362,648	$1,674,106
Class C Shares	$—	$24,967,977	$—
Class I Shares	$14,573,750	$622,887,028	$23,498,506
Class Y Shares	$37,713,343	$26,220,676	$29,274,377
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	306,484	6,438,897	163,862
Class C Shares	—	2,326,113	—
Class I Shares	1,501,297	58,019,658	2,298,703
Class Y Shares	3,882,877	2,443,789	2,864,208
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.71	$10.77	$10.22
Class C Shares(A)	$—	$10.73	$—
Class I Shares	$9.71	$10.74	$10.22
Class Y Shares	$9.71	$10.73	$10.22
Maximum Offering Price
Maximum sales charge — Class A Shares	3.50%	3.50%	3.50%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.06	$11.16	$10.59
* Includes value of securities on loan	$1,943,201	$73,522,578	$4,994,613

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

104 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2018

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	All Cap Select Fund
Investment Income
Dividends	$19,246,882	$31,506,726	$1,698,804	$113,860,688	$2,970,266
Income distributions from affiliated investments	1,952,767	1,834,449	83,975	—	98,838
Securities lending income	1,034,773	1,823,164	45,865	179,615	10,161
Foreign taxes withheld	(87,145)	(135,240)	(2,584)	—	(697)
Total Investment Income	22,147,277	35,029,099	1,826,060	114,040,303	3,078,568

Expenses
Investment advisory fees	11,172,841	18,368,498	737,394	29,910,791	1,466,528
Administration fees	2,314,051	3,030,656	184,266	9,664,135	299,257
Distribution fees — Class A	777,978	514,240	62,849	3,055,121	29,878
Distribution and service fees — Class C	390,636	341,259	—	1,048,813	93,855
Other fees	3,576	5,672	1,137	12,412	1,309
Total Expenses	14,659,082	22,260,325	985,646	43,691,272	1,890,827
Advisory fees waived by Adviser	(183,182)	(168,277)	(7,708)	—	(9,481)
Net Expenses	14,475,900	22,092,048	977,938	43,691,272	1,881,346

Net Investment Income	7,671,377	12,937,051	848,122	70,349,031	1,197,222

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investment transactions	121,921,045	101,430,784	3,311,555	278,709,855	24,031,957
Net realized losses on sales from affiliated investments	(41,074)	(52,594)	—	—	(578)
Net realized gains from in-kind redemptions	—	—	—	580,849	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(326,561,698)	(414,079,759)	(16,649,998)	(903,759,453)	(50,970,347)
Net change in unrealized appreciation (depreciation) on affiliated investments	(218,013)	(183,272)	(10,797)	—	(10,667)
Net Realized and Unrealized Losses on Investments	(204,899,740)	(312,884,841)	(13,349,240)	(624,468,749)	(26,949,635)

Change in Net Assets from Operations	$(197,228,363)	$(299,947,790)	$(12,501,118)	$(554,119,718)	$(25,752,413)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 105

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2018

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Global Fund(A)
Investment Income
Dividends	$69,000,835	$869,277	$567,713	$289,107
Income distributions from affiliated investments	3,418,277	—	—	—
Interest	15,489,787	153,513	54,863	—
Securities lending income	1,891,521	34,041	17,223	1,242
Foreign taxes withheld	(70,285)	(2,494)	(6,096)	(13,289)
Total Investment Income	89,730,135	1,054,337	633,703	277,060

Expenses
Investment advisory fees	38,313,512	595,543	299,391	94,635
Administration fees	7,180,987	87,520	57,774	10,294
Distribution fees — Class A	715,796	16,779	16,820	80
Distribution and service fees — Class C	1,017,216	20,322	19,597	—
Other fees	50	1,393	985	3,695
Dividend expense	15,654,731	243,765	138,880	—
Total Expenses	62,882,292	965,322	533,447	108,704
Advisory fees waived by Adviser	(313,478)	—	—	—
Net Expenses	62,568,814	965,322	533,447	108,704

Net Investment Income	27,161,321	89,015	100,256	168,356

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investment transactions	407,824,863	3,949,983	179,489	435,303
Net realized losses on closed short positions	(182,385,479)	(2,344,000)	(770,076)	—
Net realized losses on foreign currency transactions	—	(592)	(1,146)	(3,746)
Net change in unrealized appreciation (depreciation) on unaffiliated investments and foreign currency translations	(542,388,424)	(9,443,474)	(4,878,776)	(3,114,675)
Net change in unrealized appreciation (depreciation) on affiliated investments	(439,412)	—	—	—
Net Realized and Unrealized Losses on Investments	(317,388,452)	(7,838,083)	(5,470,509)	(2,683,118)

Change in Net Assets from Operations	$(290,227,131)	$(7,749,068)	$(5,370,253)	$(2,514,762)

(A)	Inception date of the Fund is December 31, 2017. Fund commenced operations on January 2, 2018.

See accompanying Notes to Financial Statements.

106 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2018

	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Investment Income
Dividends	$364,164	$15,404	$1,372,554	$47,588
Income distributions from affiliated investments	—	—	1,098,789	—
Interest	17,359,932	1,698,975	41,125,458	3,128,163
Securities lending income	18,523	9,905	338,492	18,427
Total Investment Income	17,742,619	1,724,284	43,935,293	3,194,178
Expenses
Investment advisory fees	1,502,141	152,805	3,188,347	235,344
Administration fees	431,582	46,964	1,223,471	48,974
Distribution fees — Class A	40,912	8,902	172,499	2,980
Distribution and service fees — Class C	—	—	251,671	—
Other fees	1,720	1,083	2,201	1,077
Total Expenses	1,976,355	209,754	4,838,189	288,375
Advisory fees waived by Adviser	—	—	(100,246)	—
Net Expenses	1,976,355	209,754	4,737,943	288,375

Net Investment Income	15,766,264	1,514,530	39,197,350	2,905,803

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investment transactions	330,598	(100,559)	(2,959,670)	77,981
Net change in unrealized appreciation (depreciation) on unaffiliated investments and foreign currency translations	(1,797,173)	(423,877)	(33,848,627)	(2,547,436)
Net change in unrealized appreciation (depreciation) on affiliated investments	—	—	(141,982)	—
Net Realized and Unrealized Losses on Investments	(1,466,575)	(524,436)	(36,950,279)	(2,469,455)

Change in Net Assets from Operations	$14,299,689	$990,094	$2,247,071	$436,348

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 107

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017(A)	For the year ended December 31, 2018	For the year ended December 31, 2017(B)
From Operations
Net investment income	$7,671,377	$5,178,552	$12,937,051	$9,873,840
Net realized gains on investment transactions	121,921,045	147,218,437	101,430,784	66,260,357
Net realized gains (losses) on sales from affiliated investments	(41,074)	65,225	(52,594)	—
Net change in unrealized appreciation (depreciation) on investments	(326,779,711)	6,182,314	(414,263,031)	125,614,368
Change in Net Assets from Operations	(197,228,363)	158,644,528	(299,947,790)	201,748,565

Distributions to Shareholders
Class A	(21,544,214)	(22,941,721)	(7,233,763)	(7,021,337)
Class C	(3,026,893)	(3,195,681)	(1,242,375)	(1,205,479)
Class I	(65,045,099)	(57,630,558)	(44,066,789)	(37,645,430)
Class Y	(14,178,428)	(13,958,166)	(44,583,827)	(39,012,143)
Change in Net Assets from Distributions to Shareholders	(103,794,634)	(97,726,126)	(97,126,754)	(84,884,389)
Change in net assets from capital transactions	(168,572,434)	(360,698,751)	(111,405,115)	87,305,574

Total Change in Net Assets	(469,595,431)	(299,780,349)	(508,479,659)	204,169,750

Net Assets:
Beginning of year	1,490,062,961	1,789,843,310	2,512,803,365	2,308,633,615
End of year	$1,020,467,530	$1,490,062,961	$2,004,323,706	$2,512,803,365

(A)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $1,321,528 and $21,620,193 from net investment income and net realized gains on investments, respectively, for Class C shares consisted of $3,195,681 from net realized gains on investments, for Class I shares consisted of $5,991,674 and $51,638,884 from net investment income and net realized gains on investments, respectively, and for the Class Y shares consisted of $1,640,786 and $12,317,380 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment loss was ($7,912,455).

(B)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $303,334 and $6,718,003 from net investment income and net realized gains on investments, respectively, for Class C shares consisted of $1,205,479 from net realized gains on investments, for Class I shares consisted of $5,389,337 and $32,256,093 from net investment income and net realized gains on investments, respectively, and for the Class Y shares consisted of $6,497,241 and $32,514,902 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment loss was ($2,843,931).

See accompanying Notes to Financial Statements.

108 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Transactions
Class A
Proceeds from shares sold	$34,510,105	$43,255,689	$29,154,498	$36,452,472
Reinvested distributions	18,530,587	19,872,410	7,147,518	6,829,088
Payments for shares redeemed	(131,914,433)	(160,780,052)	(70,032,277)	(116,201,345)
Change in Net Assets from Class A Share Transactions	(78,873,741)	(97,651,953)	(33,730,261)	(72,919,785)
Class C
Proceeds from shares sold	549,752	1,046,500	2,782,074	3,119,654
Reinvested distributions	2,876,706	3,046,615	1,109,830	1,083,083
Payments for shares redeemed	(16,993,873)	(13,140,561)	(10,027,604)	(11,302,980)
Change in Net Assets from Class C Share Transactions	(13,567,415)	(9,047,446)	(6,135,700)	(7,100,243)
Class I
Proceeds from shares sold	230,352,106	207,519,695	244,977,494	251,743,493
Reinvested distributions	60,550,870	53,175,469	37,120,193	32,592,789
Payments for shares redeemed	(347,680,284)	(492,010,322)	(323,849,577)	(236,950,259)
Change in Net Assets from Class I Share Transactions	(56,777,308)	(231,315,158)	(41,751,890)	47,386,023
Class Y
Proceeds from shares sold	26,337,863	65,381,792	124,365,405	269,513,443
Reinvested distributions	14,137,621	13,923,088	42,827,667	38,051,626
Payments for shares redeemed	(59,829,454)	(101,989,074)	(196,980,336)	(187,625,490)
Change in Net Assets from Class Y Share Transactions	(19,353,970)	(22,684,194)	(29,787,264)	119,939,579
Change in net assets from capital transactions:	$(168,572,434)	$(360,698,751)	$(111,405,115)	$87,305,574
Share Transactions:
Class A
Issued	986,785	1,231,341	1,306,428	1,664,263
Reinvested	640,089	566,117	366,891	311,412
Redeemed	(3,861,581)	(4,546,243)	(3,165,194)	(5,285,514)
Change in shares outstanding	(2,234,707)	(2,748,785)	(1,491,875)	(3,309,839)
Class C
Issued	18,165	33,943	136,112	155,374
Reinvested	116,892	100,251	62,667	53,965
Redeemed	(581,601)	(425,207)	(506,947)	(559,494)
Change in shares outstanding	(446,544)	(291,013)	(308,168)	(350,155)
Class I
Issued	6,469,596	5,796,796	10,914,435	11,400,492
Reinvested	2,055,846	1,487,039	1,889,328	1,465,206
Redeemed	(10,175,333)	(13,791,406)	(15,040,034)	(10,707,040)
Change in shares outstanding	(1,649,891)	(6,507,571)	(2,236,271)	2,158,658
Class Y
Issued	746,997	1,822,073	5,553,632	12,148,534
Reinvested	479,487	388,760	2,178,268	1,705,402
Redeemed	(1,709,248)	(2,824,566)	(8,832,488)	(8,434,929)
Change in shares outstanding	(482,764)	(613,733)	(1,100,588)	5,419,007
Change in total shares outstanding	(4,813,906)	(10,161,102)	(5,136,902)	3,917,671

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 109

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017(A)	For the year ended December 31, 2018	For the year ended December 31, 2017(B)
From Operations
Net investment income	$848,122	$532,032	$70,349,031	$57,379,263
Net realized gains on investment transactions	3,311,555	977,014	279,290,704	216,008,773
Net change in unrealized appreciation (depreciation) on investments	(16,660,795)	8,133,171	(903,759,453)	635,590,500
Change in Net Assets from Operations	(12,501,118)	9,642,217	(554,119,718)	908,978,536

Distributions to Shareholders
Class A	(607,785)	(381,282)	(42,973,985)	(58,872,204)
Class C	—	—	(3,022,671)	(4,544,723)
Class I	(1,753,044)	(1,080,574)	(135,443,095)	(164,165,626)
Class Y	(908,418)	(589,532)	(44,567,794)	(39,440,305)
Change in Net Assets from Distributions to Shareholders	(3,269,247)	(2,051,388)	(226,007,545)	(267,022,858)
Change in net assets from capital transactions	(2,432,496)	55,685,995	19,855,058	1,126,764,825

Total Change in Net Assets	(18,202,861)	63,276,824	(760,272,205)	1,768,720,503

Net Assets:
Beginning of year	122,093,558	58,816,734	5,846,442,115	4,077,721,612
End of year	$103,890,697	$122,093,558	$5,086,169,910	$5,846,442,115

(A)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $57,610 and $323,672 from net investment income and net realized gains on investments, respectively, for Class I shares consisted of $304,384 and $776,190 from net investment income and net realized gains on investments, respectively, and for the Class Y shares consisted of $179,996 and $409,536 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment income was $0.

(B)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $10,246,592 and $48,625,612 from net investment income and net realized gains on investments, respectively, for Class C shares consisted of $182,822 and $4,361,901 from net investment income and net realized gains on investments, respectively, for Class I shares consisted of $37,412,120 and $126,753,506 from net investment income and net realized gains on investments, respectively, and for the Class Y shares consisted of $9,474,688 and $29,965,617 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment income was $351,642.

See accompanying Notes to Financial Statements.

110 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Transactions
Class A
Proceeds from shares sold	$5,814,215	$22,041,226	$134,088,327	$219,577,307
Reinvested distributions	590,761	368,762	42,554,511	58,105,716
Payments for shares redeemed	(8,020,151)	(5,300,997)	(334,751,828)	(259,447,690)
Change in Net Assets from Class A Share Transactions	(1,615,175)	17,108,991	(158,108,990)	18,235,333
Class C
Proceeds from shares sold	—	—	18,239,425	23,933,486
Reinvested distributions	—	—	2,866,575	4,291,336
Payments for shares redeemed	—	—	(38,402,933)	(22,789,348)
Change in Net Assets from Class C Share Transactions	—	—	(17,296,933)	5,435,474
Class I
Proceeds from shares sold	22,427,800	38,211,310	1,219,552,284	1,503,237,486
Reinvested distributions	1,567,052	996,637	109,297,493	130,980,753
Payments for shares redeemed	(23,733,185)	(7,795,801)	(1,421,061,212)	(608,117,842)
Change in Net Assets from Class I Share Transactions	261,667	31,412,146	(92,211,435)	1,026,100,397
Class Y
Proceeds from shares sold	2,318,014	7,439,870	416,446,517	216,754,188
Reinvested distributions	411,311	242,018	43,239,876	38,139,331
Payments for shares redeemed	(3,808,313)	(517,030)	(172,213,977)	(177,899,898)
Change in Net Assets from Class Y Share Transactions	(1,078,988)	7,164,858	287,472,416	76,993,621
Change in net assets from capital transactions:	$(2,432,496)	$55,685,995	$19,855,058	$1,126,764,825
Share Transactions:
Class A
Issued	427,804	1,684,618	5,132,397	8,823,702
Reinvested	47,860	27,333	1,784,300	2,203,772
Redeemed	(594,950)	(406,802)	(12,771,019)	(10,349,496)
Change in shares outstanding	(119,286)	1,305,149	(5,854,322)	677,978
Class C
Issued	—	—	733,395	1,002,019
Reinvested	—	—	126,253	172,860
Redeemed	—	—	(1,558,019)	(949,750)
Change in shares outstanding	—	—	(698,371)	225,129
Class I
Issued	1,636,063	2,913,937	46,184,790	59,051,534
Reinvested	126,931	73,297	4,560,424	4,923,533
Redeemed	(1,766,431)	(586,851)	(54,350,160)	(23,981,084)
Change in shares outstanding	(3,437)	2,400,383	(3,604,946)	39,993,983
Class Y
Issued	166,609	571,830	16,006,236	8,566,956
Reinvested	33,261	17,739	1,805,940	1,431,646
Redeemed	(276,018)	(39,081)	(6,486,843)	(6,991,868)
Change in shares outstanding	(76,148)	550,488	11,325,333	3,006,734
Change in total shares outstanding	(198,871)	4,256,020	1,167,694	43,903,824

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 111

Diamond Hill Funds
Statements of Changes in Net Assets

	All Cap Select Fund		Long-Short Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017(A)	For the year ended December 31, 2018	For the year ended December 31, 2017(B)
From Operations
Net investment income	$1,197,222	$608,856	$27,161,321	$1,606,600
Net realized gains (losses) on investment transactions	24,031,957	16,146,928	407,824,863	(247,239,323)
Net realized losses on sales from affiliated investments	(578)	—	—	—
Net realized gains (losses) on closed short positions	—	—	(182,385,479)	308,978,428
Net change in unrealized appreciation (depreciation) on investments	(50,981,014)	10,864,775	(542,827,836)	200,916,292
Change in Net Assets from Operations	(25,752,413)	27,620,559	(290,227,131)	264,261,997

Distributions to Shareholders
Class A	(962,373)	—	(9,818,635)	(7,598,222)
Class C	(697,278)	—	(4,159,580)	(2,720,287)
Class I	(12,423,242)	(123,325)	(163,197,637)	(84,516,231)
Class Y	(6,615,307)	(33,195)	(11,726,819)	(5,809,295)
Change in Net Assets from Distributions to Shareholders	(20,698,200)	(156,520)	(188,902,671)	(100,644,035)
Change in net assets from capital transactions	59,738,574	16,068,901	(693,233,205)	180,260,316

Total Change in Net Assets	13,287,961	43,532,940	(1,172,363,007)	343,878,278

Net Assets:
Beginning of year	182,413,770	138,880,830	4,766,724,776	4,422,846,498
End of year	$195,701,731	$182,413,770	$3,594,361,769	$4,766,724,776

(A)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class I shares consisted of $123,325 from net investment income and for the Class Y shares consisted of $33,195 from net investment income. As of December 31, 2017, accumulated net investment income was $608,298.

(B)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $7,598,222 of net realized gains on investments, for Class C shares consisted of $2,720,287 from net realized gains on investments, for Class I shares consisted of $1,069,047 and $83,447,184 from net investment income and net realized gains on investments, respectively, and for the Class Y shares consisted of $316,452 and $5,492,843 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment income was $0.

See accompanying Notes to Financial Statements.

112 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	All Cap Select Fund		Long-Short Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Transactions
Class A
Proceeds from shares sold	$1,029,827	$1,503,266	$31,976,347	$56,139,940
Reinvested distributions	909,034	—	8,946,323	6,833,236
Payments for shares redeemed	(4,233,192)	(5,473,374)	(184,392,682)	(179,295,930)
Change in Net Assets from Class A Share Transactions	(2,294,331)	(3,970,108)	(143,470,012)	(116,322,754)
Class C
Proceeds from shares sold	1,406,068	678,560	1,540,547	4,471,994
Reinvested distributions	608,788	—	3,825,851	2,436,942
Payments for shares redeemed	(4,508,024)	(3,815,356)	(28,493,244)	(40,715,362)
Change in Net Assets from Class C Share Transactions	(2,493,168)	(3,136,796)	(23,126,846)	(33,806,426)
Class I
Proceeds from shares sold	33,057,946	42,578,943	1,057,311,953	1,161,341,128
Reinvested distributions	12,134,969	119,642	128,782,521	68,586,680
Payments for shares redeemed	(39,140,368)	(19,015,397)	(1,695,594,795)	(924,213,793)
Change in Net Assets from Class I Share Transactions	6,052,547	23,683,188	(509,500,321)	305,714,015
Class Y
Proceeds from shares sold	60,908,838	2,447,592	38,689,181	84,275,911
Reinvested distributions	6,472,106	28,884	6,857,954	2,989,663
Payments for shares redeemed	(8,907,418)	(2,983,859)	(62,683,161)	(62,590,093)
Change in Net Assets from Class Y Share Transactions	58,473,526	(507,383)	(17,136,026)	24,675,481
Change in net assets from capital transactions:	$59,738,574	$16,068,901	$(693,233,205)	$180,260,316
Share Transactions:
Class A
Issued	65,422	105,675	1,247,212	2,193,777
Reinvested	68,534	—	382,607	267,341
Redeemed	(267,337)	(384,577)	(7,249,574)	(7,017,787)
Change in shares outstanding	(133,381)	(278,902)	(5,619,755)	(4,556,669)
Class C
Issued	111,050	50,614	68,120	194,601
Reinvested	49,175	—	184,913	106,556
Redeemed	(305,252)	(284,375)	(1,261,873)	(1,766,507)
Change in shares outstanding	(145,027)	(233,761)	(1,008,840)	(1,465,350)
Class I
Issued	2,069,967	2,826,911	40,784,867	44,372,451
Reinvested	907,673	7,399	5,375,291	2,619,467
Redeemed	(2,428,993)	(1,329,505)	(65,606,826)	(35,305,935)
Change in shares outstanding	548,647	1,504,805	(19,446,668)	11,685,983
Class Y
Issued	3,837,167	169,956	1,434,655	3,200,554
Reinvested	483,225	1,783	284,612	113,593
Redeemed	(542,690)	(206,442)	(2,417,997)	(2,389,929)
Change in shares outstanding	3,777,702	(34,703)	(698,730)	924,218
Change in total shares outstanding	4,047,941	957,439	(26,773,993)	6,588,182

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 113

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017(A)	For the year ended December 31, 2018	For the year ended December 31, 2017(B)
From Operations
Net investment income (loss)	$89,015	$(182,572)	$100,256	$3,576
Net realized gains on investment transactions	3,949,983	5,954,064	179,489	3,007,004
Net realized losses on closed short positions	(2,344,000)	(2,872,262)	(770,076)	(82,821)
Net realized losses on foreign currency transactions	(592)	(2,626)	(1,146)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,443,474)	4,490,196	(4,878,776)	681,514
Change in Net Assets from Operations	(7,749,068)	7,386,800	(5,370,253)	3,609,273

Distributions to Shareholders
Class A	(191,585)	(403,031)	(26,986)	—
Class C	(45,812)	(79,709)	(8,874)	—
Class I	(1,235,466)	(938,790)	(166,546)	—
Class Y	(743,430)	(414,461)	—	(34,066)
Change in Net Assets from Distributions to Shareholders	(2,216,293)	(1,835,991)	(202,406)	(34,066)
Change in net assets from capital transactions	(3,867,046)	11,842,542	(5,281,560)	(973,610)

Total Change in Net Assets	(13,832,407)	17,393,351	(10,854,219)	2,601,597

Net Assets:
Beginning of year	68,885,081	51,491,730	34,994,150	32,392,553
End of year	$55,052,674	$68,885,081	$24,139,931	$34,994,150

(A)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $403,031 from net realized gains on investments, for Class C shares consisted of $79,709 from net realized gains on investments, for Class I shares consisted of $938,790 from net realized gains on investments and for the Class Y shares consisted of $414,461 from net realized gains on investments. As of December 31, 2017, accumulated net investment loss was ($113,398).

(B)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class Y shares consisted of $34,066 of net investment income. As of December 31, 2017, accumulated net investment income was $3,567.

See accompanying Notes to Financial Statements.

114 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Transactions
Class A
Proceeds from shares sold	$1,861,558	$11,940,060	$1,001,551	$1,669,624
Reinvested distributions	190,753	394,023	24,197	—
Payments for shares redeemed	(6,603,046)	(6,683,375)	(4,163,801)	(3,548,598)
Change in Net Assets from Class A Share Transactions	(4,550,735)	5,650,708	(3,138,053)	(1,878,974)
Class C
Proceeds from shares sold	270,414	1,211,811	195,277	170,318
Reinvested distributions	41,210	74,816	7,161	—
Payments for shares redeemed	(1,725,854)	(1,706,468)	(132,072)	(159,088)
Change in Net Assets from Class C Share Transactions	(1,414,230)	(419,841)	70,366	11,230
Class I
Proceeds from shares sold	11,908,042	12,580,946	4,985,741	3,366,779
Reinvested distributions	1,225,012	923,625	152,092	33,376
Payments for shares redeemed	(11,017,809)	(9,043,871)	(7,351,706)	(2,506,021)
Change in Net Assets from Class I Share Transactions	2,115,245	4,460,700	(2,213,873)	894,134
Class Y
Proceeds from shares sold	530,474	5,653,805	—	—
Reinvested distributions	179,381	129,874	—	—
Payments for shares redeemed	(727,181)	(3,632,704)	—	—
Change in Net Assets from Class Y Share Transactions	(17,326)	2,150,975	—	—
Change in net assets from capital transactions:	$(3,867,046)	$11,842,542	$(5,281,560)	$(973,610)
Share Transactions:
Class A
Issued	82,552	524,342	43,367	72,547
Reinvested	9,202	17,013	1,168	—
Redeemed	(285,089)	(288,383)	(174,921)	(157,516)
Change in shares outstanding	(193,335)	252,972	(130,386)	(84,969)
Class C
Issued	13,799	56,134	8,771	8,111
Reinvested	2,111	3,396	380	—
Redeemed	(78,053)	(79,274)	(6,942)	(7,334)
Change in shares outstanding	(62,143)	(19,744)	2,209	777
Class I
Issued	536,075	549,585	205,028	143,684
Reinvested	58,316	39,437	7,413	1,342
Redeemed	(475,012)	(395,655)	(303,492)	(108,534)
Change in shares outstanding	119,379	193,367	(91,051)	36,492
Class Y
Issued	22,590	236,990	—	—
Reinvested	8,513	5,534	—	—
Redeemed	(31,142)	(157,561)	—	—
Change in shares outstanding	(39)	84,963	—	—
Change in total shares outstanding	(136,138)	511,558	(219,228)	(47,700)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 115

Diamond Hill Funds
Statements of Changes in Net Assets

	Global Fund	Short Duration Total Return Fund
	For the year ended December 31, 2018(A)	For the year ended December 31, 2018	For the year ended December 31, 2017(B)
From Operations
Net investment income	$168,356	$15,766,264	$8,849,902
Net realized gains on investment transactions	435,303	330,598	1,174,769
Net realized losses on foreign currency transactions	(3,746)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,114,675)	(1,797,173)	1,207,100
Change in Net Assets from Operations	(2,514,762)	14,299,689	11,231,771

Distributions to Shareholders
Class A	(770)	(567,400)	(282,747)
Class I	(30,830)	(5,931,136)	(1,314,753)
Class Y	(524,109)	(10,149,114)	(7,972,179)
Change in Net Assets from Distributions to Shareholders	(555,709)	(16,647,650)	(9,569,679)
Change in net assets from capital transactions	17,789,777	268,677,695	113,818,751

Total Change in Net Assets	14,719,306	266,329,734	115,480,843

Net Assets:
Beginning of year	—	312,937,305	197,456,462
End of year	$14,719,306	$579,267,039	$312,937,305

(A)	Inception date of the Fund is December 31, 2017. Fund commenced operations on January 2, 2018.

(B)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $256,909 and $25,838 from net investment income and net realized gains on investments, respectively, for Class I shares consisted of $1,239,565 and $75,188 from net investment income and net realized gains on investments, respectively, and for Class Y shares consisted of $7,682,908 and $289,271 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment income was $77,599.

See accompanying Notes to Financial Statements.

116 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Global Fund	Short Duration Total Return Fund
	For the year ended December 31, 2018(A)	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Transactions
Class A
Proceeds from shares sold	$72,594	$12,484,958	$20,314,417
Reinvested distributions	770	562,445	279,855
Payments for shares redeemed	(95)	(14,664,571)	(229,746)
Change in Net Assets from Class A Share Transactions	73,269	(1,617,168)	20,364,526
Class I
Proceeds from shares sold	7,305,173	274,496,139	57,643,231
Reinvested distributions	30,829	3,745,433	1,130,737
Payments for shares redeemed	(2,262,677)	(30,194,180)	(12,402,283)
Change in Net Assets from Class I Share Transactions	5,073,325	248,047,392	46,371,685
Class Y
Proceeds from shares sold	12,125,774	79,398,806	85,196,939
Reinvested distributions	524,109	9,701,665	7,972,179
Payments for shares redeemed	(6,700)	(66,853,000)	(46,086,578)
Change in Net Assets from Class Y Share Transactions	12,643,183	22,247,471	47,082,540
Change in net assets from capital transactions:	$17,789,777	$268,677,695	$113,818,751
Share Transactions:
Class A
Issued	5,565	1,239,196	2,002,547
Reinvested	58	55,888	27,636
Redeemed	(8)	(1,454,782)	(22,690)
Change in shares outstanding	5,615	(159,698)	2,007,493
Class I
Issued	532,321	27,246,541	5,695,476
Reinvested	2,559	372,234	111,778
Redeemed	(155,060)	(2,995,033)	(1,225,484)
Change in shares outstanding	379,820	24,623,742	4,581,770
Class Y
Issued	836,198	7,865,844	8,442,227
Reinvested	37,466	963,285	788,597
Redeemed	(515)	(6,632,856)	(4,549,405)
Change in shares outstanding	873,149	2,196,273	4,681,419
Change in total shares outstanding	1,258,584	26,660,317	11,270,682

(A)	Inception date of the Fund is December 31, 2017. Fund commenced operations on January 2, 2018.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 117

Diamond Hill Funds
Statements of Changes in Net Assets

	Core Bond Fund		Corporate Credit Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017(A)	For the year ended December 31, 2018	For the year ended December 31, 2017(B)
From Operations
Net investment income	$1,514,530	$1,031,854	$39,197,350	$32,388,847
Net realized gains (losses) on investment transactions	(100,559)	59,298	(2,959,670)	3,594,371
Net change in unrealized appreciation (depreciation) on investments	(423,877)	609,589	(33,990,609)	8,677,351
Change in Net Assets from Operations	990,094	1,700,741	2,247,071	44,660,569

Distributions to Shareholders
Class A	(95,722)	(65,632)	(3,604,270)	(4,261,262)
Class C	—	—	(1,125,316)	(1,349,034)
Class I	(358,186)	(232,212)	(32,678,437)	(28,714,771)
Class Y	(1,121,154)	(786,931)	(1,482,737)	(1,426,686)
Change in Net Assets from Distributions to Shareholders	(1,575,062)	(1,084,775)	(38,890,760)	(35,751,753)
Change in net assets from capital transactions	12,024,196	3,523,989	127,710,401	110,005,158

Total Change in Net Assets	11,439,228	4,139,955	91,066,712	118,913,974

Net Assets:
Beginning of year	43,823,469	39,683,514	652,371,617	533,457,643
End of year	$55,262,697	$43,823,469	$743,438,329	$652,371,617

(A)	The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $65,632 from net investment income, for Class I shares consisted of $232,212 from net investment income, and for Class Y shares consisted of $786,931 from net investment income. As of December 31, 2017, accumulated net investment income was $3,751.

(B)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $3,965,873 and $295,389 from net investment income and net realized gains on investments, respectively, for Class C shares consisted of $1,225,096 and $123,938 from net investment income and net realized gains on investments, respectively, for Class I shares consisted of $26,272,760 and $2,442,011 from net investment income and net realized gains on investments, respectively, and for Class Y shares consisted of $1,310,086 and $116,600 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment loss was ($36,540).

See accompanying Notes to Financial Statements.

118 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Core Bond Fund		Corporate Credit Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Transactions
Class A
Proceeds from shares sold	$1,862,848	$1,517,609	$42,006,960	$32,379,322
Reinvested distributions	94,793	65,510	3,342,802	3,803,643
Payments for shares redeemed	(2,415,665)	(320,470)	(36,709,141)	(44,425,321)
Change in Net Assets from Class A Share Transactions	(458,024)	1,262,649	8,640,621	(8,242,356)
Class C
Proceeds from shares sold	—	—	4,464,849	3,493,037
Reinvested distributions	—	—	916,480	1,041,427
Payments for shares redeemed	—	—	(5,839,348)	(7,987,804)
Change in Net Assets from Class C Share Transactions	—	—	(458,019)	(3,453,340)
Class I
Proceeds from shares sold	6,378,246	1,676,150	260,176,282	183,507,810
Reinvested distributions	350,714	230,965	26,754,111	25,054,913
Payments for shares redeemed	(1,659,266)	(458,620)	(169,633,889)	(90,498,834)
Change in Net Assets from Class I Share Transactions	5,069,694	1,448,495	117,296,504	118,063,889
Class Y
Proceeds from shares sold	6,336,590	99,000	4,499,011	4,844,305
Reinvested distributions	1,121,155	786,931	1,419,254	1,089,270
Payments for shares redeemed	(45,219)	(73,086)	(3,686,970)	(2,296,610)
Change in Net Assets from Class Y Share Transactions	7,412,526	812,845	2,231,295	3,636,965
Change in net assets from capital transactions:	$12,024,196	$3,523,989	$127,710,401	$110,005,158
Share Transactions:
Class A
Issued	193,450	154,214	3,755,414	2,862,161
Reinvested	9,840	6,658	300,509	335,528
Redeemed	(250,177)	(32,531)	(3,291,168)	(3,910,089)
Change in shares outstanding	(46,887)	128,341	764,755	(712,400)
Class C
Issued	—	—	403,002	309,224
Reinvested	—	—	82,646	92,184
Redeemed	—	—	(523,564)	(706,615)
Change in shares outstanding	—	—	(37,916)	(305,207)
Class I
Issued	661,895	170,393	23,388,422	16,221,834
Reinvested	36,434	23,482	2,413,397	2,217,197
Redeemed	(172,381)	(46,582)	(15,323,191)	(7,995,095)
Change in shares outstanding	525,948	147,293	10,478,628	10,443,936
Class Y
Issued	651,059	10,082	402,682	429,260
Reinvested	116,371	80,012	128,064	96,447
Redeemed	(4,688)	(7,511)	(332,089)	(202,630)
Change in shares outstanding	762,742	82,583	198,657	323,077
Change in total shares outstanding	1,241,803	358,217	11,404,124	9,749,406

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 119

Diamond Hill Funds
Statements of Changes in Net Assets

	High Yield Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017(A)
From Operations
Net investment income	$2,905,803	$1,850,933
Net realized gains on investment transactions	77,981	886,142
Net change in unrealized appreciation (depreciation) on investments	(2,547,436)	223,959
Change in Net Assets from Operations	436,348	2,961,034

Distributions to Shareholders
Class A	(78,163)	(23,615)
Class I	(1,250,208)	(1,361,819)
Class Y	(1,821,292)	(1,193,112)
Change in Net Assets from Distributions to Shareholders	(3,149,663)	(2,578,546)
Change in net assets from capital transactions	26,056,635	(1,204,552)

Total Change in Net Assets	23,343,320	(822,064)

Net Assets:
Beginning of year	31,103,669	31,925,733
End of year	$54,446,989	$31,103,669

(A)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, Distributions to Shareholders for Class A shares consisted of $16,068 and $7,547 from net investment income and net realized gains on investments, respectively, for Class I shares consisted of $1,022,957 and $338,862 from net investment income and net realized gains on investments, respectively, and for the Class Y shares consisted of $825,889 and $367,223 from net investment income and net realized gains on investments, respectively. As of December 31, 2017, accumulated net investment income was $3,955.

See accompanying Notes to Financial Statements.

120 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	High Yield Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017
Capital Transactions
Class A
Proceeds from shares sold	$1,814,664	$230,678
Reinvested distributions	67,891	23,615
Payments for shares redeemed	(425,936)	(143,666)
Change in Net Assets from Class A Share Transactions	1,456,619	110,627
Class I
Proceeds from shares sold	14,823,061	7,800,470
Reinvested distributions	1,209,963	1,346,604
Payments for shares redeemed	(5,611,216)	(19,346,390)
Change in Net Assets from Class I Share Transactions	10,421,808	(10,199,316)
Class Y
Proceeds from shares sold	13,775,217	7,977,563
Reinvested distributions	1,821,292	1,193,112
Payments for shares redeemed	(1,418,301)	(286,538)
Change in Net Assets from Class Y Share Transactions	14,178,208	8,884,137
Change in net assets from capital transactions:	$26,056,635	$(1,204,552)
Share Transactions:
Class A
Issued	170,006	21,029
Reinvested	6,414	2,167
Redeemed	(40,014)	(13,081)
Change in shares outstanding	136,406	10,115
Class I
Issued	1,393,776	714,928
Reinvested	114,195	123,748
Redeemed	(525,318)	(1,774,253)
Change in shares outstanding	982,653	(935,577)
Class Y
Issued	1,282,293	731,551
Reinvested	171,783	109,430
Redeemed	(132,516)	(25,972)
Change in shares outstanding	1,321,560	815,009
Change in total shares outstanding	2,440,619	(110,453)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 121

Small Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$35.62	0.12	(5.37)	(5.25)	—
For the year ended December 31, 2017	$34.39	0.06	3.55	3.61	(0.13)
For the year ended December 31, 2016	$30.89	0.00	(E)	4.36	4.36	—
For the year ended December 31, 2015	$32.61	(0.05)	(1.17)	(1.22)	(0.09)
For the year ended December 31, 2014	$32.72	(0.11)	1.57	1.46	—

Class C
For the year ended December 31, 2018	$30.98	(0.17)	(4.58)	(4.75)	—
For the year ended December 31, 2017	$30.30	(0.19)	3.12	2.93	—
For the year ended December 31, 2016	$27.51	(0.23)	3.88	3.65	—
For the year ended December 31, 2015	$29.23	(0.25)	(1.06)	(1.31)	—
For the year ended December 31, 2014	$29.70	(0.33)	1.43	1.10	—

Class I
For the year ended December 31, 2018	$36.15	0.23	(5.48)	(5.25)	(0.09)
For the year ended December 31, 2017	$34.87	0.17	3.61	3.78	(0.25)
For the year ended December 31, 2016	$31.28	0.10	4.42	4.52	(0.07)
For the year ended December 31, 2015	$33.04	0.05	(1.20)	(1.15)	(0.20)
For the year ended December 31, 2014	$33.10	(0.02)	1.59	1.57	(0.06)

Class Y
For the year ended December 31, 2018	$36.17	0.27	(5.48)	(5.21)	(0.12)
For the year ended December 31, 2017	$34.89	0.20	3.62	3.82	(0.29)
For the year ended December 31, 2016	$31.29	0.13	4.43	4.56	(0.10)
For the year ended December 31, 2015	$33.05	0.12	(1.23)	(1.11)	(0.24)
For the year ended December 31, 2014	$33.09	0.03	1.60	1.63	(0.10)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

122 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(D)

(2.83)	(2.83)	$27.54	(15.12)%	$214,831	1.25%	1.26%	0.31%		23%
(2.25)	(2.38)	$35.62	10.62%	$357,512	1.27%	1.28%	0.11%		7%
(0.86)	(0.86)	$34.39	14.10%	$439,681	1.29%	1.29%	0.00	%(F)	15%
(0.41)	(0.50)	$30.89	(3.73)%	$492,810	1.29%	1.29%	(0.15)%		17%
(1.57)	(1.57)	$32.61	4.60%	$571,941	1.30%	1.30%	(0.34)%		16%

(2.83)	(2.83)	$23.40	(15.77)%	$24,951	2.00%	2.01%	(0.45)%		23%
(2.25)	(2.25)	$30.98	9.80%	$46,868	2.02%	2.03%	(0.67)%		7%
(0.86)	(0.86)	$30.30	13.25%	$54,664	2.04%	2.04%	(0.75)%		15%
(0.41)	(0.41)	$27.51	(4.47)%	$57,875	2.04%	2.04%	(0.87)%		17%
(1.57)	(1.57)	$29.23	3.86%	$51,794	2.05%	2.05%	(1.07)%		16%

(2.83)	(2.92)	$27.98	(14.88)%	$633,323	0.96%	0.97%	0.64%		23%
(2.25)	(2.50)	$36.15	10.95%	$877,913	0.97%	0.98%	0.41%		7%
(0.86)	(0.93)	$34.87	14.45%	$1,073,671	0.99%	0.99%	0.32%		15%
(0.41)	(0.61)	$31.28	(3.47)%	$882,350	1.02%	1.02%	0.16%		17%
(1.57)	(1.63)	$33.04	4.86%	$659,199	1.05%	1.05%	(0.06)%		16%

(2.83)	(2.95)	$28.01	(14.79)%	$147,363	0.84%	0.85%	0.74%		23%
(2.25)	(2.54)	$36.17	11.06%	$207,770	0.87%	0.88%	0.53%		7%
(0.86)	(0.96)	$34.89	14.57%	$221,827	0.89%	0.89%	0.40%		15%
(0.41)	(0.65)	$31.29	(3.36)%	$221,624	0.90%	0.90%	0.37%		17%
(1.57)	(1.67)	$33.05	5.06%	$157,665	0.90%	0.90%	0.10%		16%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

(F)	Amount is less than 0.005%.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 123

Small-Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$22.24	0.05	(2.86)	(2.81)	(0.04)
For the year ended December 31, 2017	$21.18	0.03	1.73	1.76	(0.03)
For the year ended December 31, 2016	$18.29	0.01	3.25	3.26	(0.01)
For the year ended December 31, 2015	$18.33	0.01	0.17	0.18	(0.03)
For the year ended December 31, 2014	$17.73	0.03	1.23	1.26	(0.02)

Class C
For the year ended December 31, 2018	$20.39	(0.10)	(2.61)	(2.71)	—
For the year ended December 31, 2017	$19.60	(0.13)	1.59	1.46	—
For the year ended December 31, 2016	$17.06	(0.12)	3.02	2.90	—
For the year ended December 31, 2015	$17.21	(0.12)	0.16	0.04	—
For the year ended December 31, 2014	$16.80	(0.10)	1.15	1.05	—

Class I
For the year ended December 31, 2018	$22.45	0.12	(2.91)	(2.79)	(0.10)
For the year ended December 31, 2017	$21.39	0.10	1.74	1.84	(0.11)
For the year ended December 31, 2016	$18.46	0.07	3.29	3.36	(0.07)
For the year ended December 31, 2015	$18.47	0.07	0.17	0.24	(0.06)
For the year ended December 31, 2014	$17.87	0.08	1.22	1.30	(0.06)

Class Y
For the year ended December 31, 2018	$22.49	0.15	(2.91)	(2.76)	(0.13)
For the year ended December 31, 2017	$21.42	0.12	1.75	1.87	(0.13)
For the year ended December 31, 2016	$18.48	0.09	3.29	3.38	(0.08)
For the year ended December 31, 2015	$18.49	0.09	0.17	0.26	(0.08)
For the year ended December 31, 2014	$17.87	0.11	1.23	1.34	(0.08)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

124 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.80)	(0.84)	$18.59	(12.80)%	$164,037	1.20%	1.21%	0.21%	26%
(0.67)	(0.70)	$22.24	8.35%	$229,411	1.22%	1.23%	0.09%	15%
(0.36)	(0.37)	$21.18	17.81%	$288,634	1.24%	1.24%	0.12%	17%
(0.19)	(0.22)	$18.29	0.98%	$156,122	1.24%	1.24%	0.06%	21%
(0.64)	(0.66)	$18.33	7.17%	$100,820	1.25%	1.25%	0.18%	27%

(0.80)	(0.80)	$16.88	(13.46)%	$25,821	1.95%	1.96%	(0.55)%	26%
(0.67)	(0.67)	$20.39	7.49%	$37,472	1.97%	1.98%	(0.66)%	15%
(0.36)	(0.36)	$19.60	16.98%	$42,875	1.99%	1.99%	(0.65)%	17%
(0.19)	(0.19)	$17.06	0.24%	$32,963	1.99%	1.99%	(0.69)%	21%
(0.64)	(0.64)	$17.21	6.33%	$25,276	2.00%	2.00%	(0.59)%	27%

(0.80)	(0.90)	$18.76	(12.56)%	$889,471	0.91%	0.92%	0.52%	26%
(0.67)	(0.78)	$22.45	8.63%	$1,114,337	0.92%	0.93%	0.41%	15%
(0.36)	(0.43)	$21.39	18.18%	$1,015,403	0.94%	0.94%	0.41%	17%
(0.19)	(0.25)	$18.46	1.32%	$506,730	0.97%	0.97%	0.35%	21%
(0.64)	(0.70)	$18.47	7.36%	$264,824	1.00%	1.00%	0.42%	27%

(0.80)	(0.93)	$18.80	(12.42)%	$924,995	0.79%	0.80%	0.63%	26%
(0.67)	(0.80)	$22.49	8.77%	$1,131,583	0.82%	0.83%	0.51%	15%
(0.36)	(0.44)	$21.42	18.29%	$961,721	0.84%	0.84%	0.49%	17%
(0.19)	(0.27)	$18.48	1.41%	$602,951	0.85%	0.85%	0.48%	21%
(0.64)	(0.72)	$18.49	7.60%	$300,815	0.85%	0.85%	0.62%	27%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 125

Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Mid Cap Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$13.66	0.06	(1.49)	(1.43)	(0.06)
For the year ended December 31, 2017	$12.59	0.04	1.23	1.27	(0.03)
For the year ended December 31, 2016	$10.71	0.03	1.93	1.96	(0.02)
For the year ended December 31, 2015	$10.70	0.04	0.01	0.05	(0.04)
For the year ended December 31, 2014	$10.00	0.06	0.70	0.76	(0.06)

Class I
For the year ended December 31, 2018	$13.70	0.10	(1.50)	(1.40)	(0.10)
For the year ended December 31, 2017	$12.62	0.08	1.24	1.32	(0.07)
For the year ended December 31, 2016	$10.74	0.07	1.92	1.99	(0.05)
For the year ended December 31, 2015	$10.72	0.07	0.01	0.08	(0.06)
For the year ended December 31, 2014	$10.00	0.09	0.70	0.79	(0.07)

Class Y
For the year ended December 31, 2018	$13.73	0.12	(1.50)	(1.38)	(0.12)
For the year ended December 31, 2017	$12.65	0.09	1.24	1.33	(0.08)
For the year ended December 31, 2016	$10.75	0.08	1.94	2.02	(0.06)
For the year ended December 31, 2015	$10.73	0.08	0.01	0.09	(0.07)
For the year ended December 31, 2014	$10.00	0.09	0.71	0.80	(0.07)

(A)	Inception date of the Fund is December 31, 2013. Fund commenced public offering on January 2, 2014.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

126 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(C)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(D)	Ratio of net investment income to average net assets	Portfolio turnover rate(E)

(0.28)	(0.34)	$11.89	(10.56)%	$21,085	1.05%	1.06%	0.43%	20%
(0.17)	(0.20)	$13.66	10.13%	$25,853	1.07%	1.08%	0.28%	11%
(0.06)	(0.08)	$12.59	18.29%	$7,403	1.14%	1.14%	0.31%	17%
—	(0.04)	$10.71	0.44%	$3,082	1.14%	1.14%	0.35%	29%
—	(0.06)	$10.70	7.57%	$2,120	1.15%	1.15%	0.59%	28%

(0.28)	(0.38)	$11.92	(10.31)%	$55,045	0.76%	0.77%	0.72%	20%
(0.17)	(0.24)	$13.70	10.47%	$63,298	0.77%	0.79%	0.57%	11%
(0.06)	(0.11)	$12.62	18.56%	$28,031	0.85%	0.85%	0.67%	17%
—	(0.06)	$10.74	0.74%	$3,337	0.87%	0.87%	0.61%	29%
—	(0.07)	$10.72	7.91%	$2,743	0.90%	0.90%	0.87%	28%

(0.28)	(0.40)	$11.95	(10.17)%	$27,761	0.64%	0.65%	0.83%	20%
(0.17)	(0.25)	$13.73	10.51%	$32,943	0.67%	0.68%	0.65%	11%
(0.06)	(0.12)	$12.65	18.76%	$23,383	0.75%	0.75%	0.71%	17%
—	(0.07)	$10.75	0.84%	$12,077	0.75%	0.75%	0.72%	29%
—	(0.07)	$10.73	8.02%	$11,419	0.75%	0.75%	0.87%	28%

(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 127

Large Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net asset value beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$26.45	0.25	(2.83)	(2.58)	(0.26)
For the year ended December 31, 2017	$23.06	0.24	4.35	4.59	(0.20)
For the year ended December 31, 2016	$21.44	0.25	2.82	3.07	(0.24)
For the year ended December 31, 2015	$22.71	0.19	(0.43)	(0.24)	(0.18)
For the year ended December 31, 2014	$21.49	0.21	2.01	2.22	(0.19)

Class C
For the year ended December 31, 2018	$25.07	0.05	(2.67)	(2.62)	(0.06)
For the year ended December 31, 2017	$21.94	0.05	4.12	4.17	(0.04)
For the year ended December 31, 2016	$20.49	0.08	2.68	2.76	(0.10)
For the year ended December 31, 2015	$21.77	0.02	(0.41)	(0.39)	(0.04)
For the year ended December 31, 2014	$20.68	0.04	1.93	1.97	(0.07)

Class I
For the year ended December 31, 2018	$26.62	0.33	(2.86)	(2.53)	(0.34)
For the year ended December 31, 2017	$23.20	0.32	4.38	4.70	(0.28)
For the year ended December 31, 2016	$21.55	0.31	2.86	3.17	(0.31)
For the year ended December 31, 2015	$22.83	0.25	(0.44)	(0.19)	(0.24)
For the year ended December 31, 2014	$21.58	0.27	2.03	2.30	(0.24)

Class Y
For the year ended December 31, 2018	$26.64	0.36	(2.87)	(2.51)	(0.37)
For the year ended December 31, 2017	$23.21	0.35	4.38	4.73	(0.30)
For the year ended December 31, 2016	$21.56	0.34	2.85	3.19	(0.33)
For the year ended December 31, 2015	$22.84	0.28	(0.44)	(0.16)	(0.27)
For the year ended December 31, 2014	$21.59	0.31	2.02	2.33	(0.27)

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

128 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(C)

(0.72)	(0.98)	$22.89	(9.88)%	$1,031,252	0.96%	0.95%	29	%(D)
(1.00)	(1.20)	$26.45	19.95%	$1,346,869	0.98%	0.96%	18%
(1.21)	(1.45)	$23.06	14.26%	$1,158,652	0.99%	1.12%	23%
(0.85)	(1.03)	$21.44	(1.10)%	$1,122,165	1.04%	0.85%	20%
(0.81)	(1.00)	$22.71	10.42%	$1,182,155	1.05%	0.94%	24%

(0.72)	(0.78)	$21.67	(10.57)%	$84,485	1.71%	0.20%	29	%(D)
(1.00)	(1.04)	$25.07	19.04%	$115,257	1.73%	0.21%	18%
(1.21)	(1.31)	$21.94	13.40%	$95,923	1.74%	0.37%	23%
(0.85)	(0.89)	$20.49	(1.83)%	$84,550	1.79%	0.10%	20%
(0.81)	(0.88)	$21.77	9.60%	$83,781	1.80%	0.19%	24%

(0.72)	(1.06)	$23.03	(9.63)%	$2,978,377	0.67%	1.23%	29	%(D)
(1.00)	(1.28)	$26.62	20.30%	$3,538,859	0.68%	1.25%	18%
(1.21)	(1.52)	$23.20	14.63%	$2,156,390	0.70%	1.41%	23%
(0.85)	(1.09)	$21.55	(0.85)%	$1,803,130	0.77%	1.11%	20%
(0.81)	(1.05)	$22.83	10.74%	$1,606,797	0.80%	1.20%	24%

(0.72)	(1.09)	$23.04	(9.53)%	$992,056	0.55%	1.35%	29	%(D)
(1.00)	(1.30)	$26.64	20.42%	$845,457	0.58%	1.36%	18%
(1.21)	(1.54)	$23.21	14.74%	$666,756	0.60%	1.49%	23%
(0.85)	(1.12)	$21.56	(0.74)%	$430,568	0.65%	1.23%	20%
(0.81)	(1.08)	$22.84	10.89%	$373,711	0.65%	1.36%	24%

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(D)	Portfolio turnover does not include redemptions in-kind.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 129

All Cap Select Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

All Cap Select Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$16.01	0.05	(1.96)	(1.91)	(0.06)
For the year ended December 31, 2017	$13.35	0.03	2.63	2.66	—
For the year ended December 31, 2016	$12.36	(0.01)	1.17	1.16	—
For the year ended December 31, 2015	$12.96	0.00	(E)	(0.19)	(0.19)	—
For the year ended December 31, 2014	$13.00	0.05	1.38	1.43	(0.05)

Class C
For the year ended December 31, 2018	$15.11	(0.07)	(1.82)	(1.89)	—
For the year ended December 31, 2017	$12.69	(0.07)	2.49	2.42	—
For the year ended December 31, 2016	$11.85	(0.09)	1.10	1.01	—
For the year ended December 31, 2015	$12.54	(0.10)	(0.18)	(0.28)	—
For the year ended December 31, 2014	$12.67	(0.05)	1.34	1.29	—

Class I
For the year ended December 31, 2018	$16.11	0.10	(1.97)	(1.87)	(0.12)
For the year ended December 31, 2017	$13.40	0.07	2.65	2.72	(0.01)
For the year ended December 31, 2016	$12.39	0.03	1.16	1.19	(0.01)
For the year ended December 31, 2015	$12.95	0.03	(0.18)	(0.15)	—
For the year ended December 31, 2014	$12.97	0.09	1.38	1.47	(0.07)

Class Y
For the year ended December 31, 2018	$16.14	0.12	(1.99)	(1.87)	(0.13)
For the year ended December 31, 2017	$13.42	0.09	2.65	2.74	(0.02)
For the year ended December 31, 2016	$12.41	0.04	1.17	1.21	(0.03)
For the year ended December 31, 2015	$12.96	0.05	(0.19)	(0.14)	—
For the year ended December 31, 2014	$12.99	0.10	1.39	1.49	(0.10)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

130 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(1.40)	(1.46)	$12.64	(12.31)%	$8,963	1.16%	1.16%	0.29%	84%
—	—	$16.01	19.93%	$13,480	1.17%	1.18%	0.21%	52%
(0.17)	(0.17)	$13.35	9.37%	$14,963	1.19%	1.19%	(0.09)%	70%
(0.41)	(0.41)	$12.36	(1.44)%	$43,638	1.19%	1.19%	(0.01)%	89%
(1.42)	(1.47)	$12.96	11.30%	$12,963	1.20%	1.20%	0.36%	53%

(1.40)	(1.40)	$11.82	(12.93)%	$6,950	1.91%	1.91%	(0.46)%	84%
—	—	$15.11	19.07%	$11,072	1.92%	1.93%	(0.54)%	52%
(0.17)	(0.17)	$12.69	8.51%	$12,269	1.94%	1.94%	(0.81)%	70%
(0.41)	(0.41)	$11.85	(2.21)%	$15,022	1.94%	1.94%	(0.78)%	89%
(1.42)	(1.42)	$12.54	10.46%	$8,265	1.95%	1.95%	(0.39)%	53%

(1.40)	(1.52)	$12.72	(12.02)%	$114,571	0.87%	0.87%	0.60%	84%
—	(0.01)	$16.11	20.33%	$136,233	0.87%	0.88%	0.52%	52%
(0.17)	(0.18)	$13.40	9.62%	$93,192	0.90%	0.90%	0.24%	70%
(0.41)	(0.41)	$12.39	(1.14)%	$81,408	0.92%	0.92%	0.25%	89%
(1.42)	(1.49)	$12.95	11.57%	$31,999	0.95%	0.95%	0.64%	53%

(1.40)	(1.53)	$12.74	(11.95)%	$65,218	0.75%	0.75%	0.73%	84%
—	(0.02)	$16.14	20.45%	$21,628	0.77%	0.78%	0.61%	52%
(0.17)	(0.20)	$13.42	9.72%	$18,456	0.80%	0.80%	0.36%	70%
(0.41)	(0.41)	$12.41	(1.06)%	$10,703	0.80%	0.80%	0.35%	89%
(1.42)	(1.52)	$12.96	11.74%	$8,746	0.80%	0.80%	0.76%	53%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 131

Long-Short Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$25.76	0.10	(1.96)	(1.86)	(0.07)
For the year ended December 31, 2017	$24.91	(0.05)	1.45	1.40	—
For the year ended December 31, 2016	$23.36	(0.09)	2.49	2.40	—
For the year ended December 31, 2015	$23.87	(0.11)	(0.29)	(0.40)	—
For the year ended December 31, 2014	$22.26	(0.08)	1.69	1.61	—

Class C
For the year ended December 31, 2018	$23.04	(0.08)	(1.73)	(1.81)	—
For the year ended December 31, 2017	$22.51	(0.22)	1.30	1.08	—
For the year ended December 31, 2016	$21.34	(0.24)	2.26	2.02	—
For the year ended December 31, 2015	$21.98	(0.27)	(0.26)	(0.53)	—
For the year ended December 31, 2014	$20.65	(0.23)	1.56	1.33	—

Class I
For the year ended December 31, 2018	$26.39	0.18	(2.01)	(1.83)	(0.19)
For the year ended December 31, 2017	$25.43	0.02	1.50	1.52	(0.01)
For the year ended December 31, 2016	$23.77	(0.02)	2.53	2.51	—
For the year ended December 31, 2015	$24.22	(0.05)	(0.29)	(0.34)	—
For the year ended December 31, 2014	$22.52	(0.02)	1.72	1.70	—

Class Y
For the year ended December 31, 2018	$26.49	0.21	(2.01)	(1.80)	(0.22)
For the year ended December 31, 2017	$25.53	0.05	1.49	1.54	(0.03)
For the year ended December 31, 2016	$23.83	0.01	2.54	2.55	—
For the year ended December 31, 2015	$24.25	(0.02)	(0.29)	(0.31)	—
For the year ended December 31, 2014	$22.52	0.01	1.72	1.73	—

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.35% for Class A, 2.10% for Class C, 1.06% for Class I and 0.94% for Class Y.

(D)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

132 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets(C)	Ratio of total gross expenses to average net assets(D)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(E)

(1.05)	(1.12)	$22.78	(7.30)%	$188,932	1.72%	1.73%	0.38%	64	%(F)
(0.55)	(0.55)	$25.76	5.65%	$358,395	1.95%	1.96%	(0.22)%	43	%(F)
(0.85)	(0.85)	$24.91	10.26%	$460,104	2.06%	2.06%	(0.20)%	45%
(0.11)	(0.11)	$23.36	(1.67)%	$569,218	1.89%	1.89%	(0.47)%	81%
—	—	$23.87	7.23%	$703,572	1.83%	1.83%	(0.33)%	60%

(1.05)	(1.05)	$20.18	(7.96)%	$80,351	2.47%	2.48%	(0.37)%	64	%(F)
(0.55)	(0.55)	$23.04	4.83%	$115,009	2.70%	2.71%	(0.97)%	43	%(F)
(0.85)	(0.85)	$22.51	9.45%	$145,313	2.81%	2.81%	(1.13)%	45%
(0.11)	(0.11)	$21.34	(2.40)%	$169,861	2.64%	2.64%	(1.22)%	81%
—	—	$21.98	6.44%	$170,278	2.58%	2.58%	(1.09)%	60%

(1.05)	(1.24)	$23.32	(7.04)%	$3,110,940	1.43%	1.44%	0.68%	64	%(F)
(0.55)	(0.56)	$26.39	5.99%	$4,032,586	1.65%	1.66%	0.09%	43	%(F)
(0.85)	(0.85)	$25.43	10.55%	$3,589,749	1.76%	1.76%	(0.09)%	45%
(0.11)	(0.11)	$23.77	(1.40)%	$3,382,697	1.62%	1.62%	(0.21)%	81%
—	—	$24.22	7.55%	$2,817,671	1.58%	1.58%	(0.09)%	60%

(1.05)	(1.27)	$23.42	(6.89)%	$214,138	1.31%	1.32%	0.80%	64	%(F)
(0.55)	(0.58)	$26.49	6.07%	$260,735	1.55%	1.56%	0.19%	43	%(F)
(0.85)	(0.85)	$25.53	10.69%	$227,680	1.67%	1.67%	0.02%	45%
(0.11)	(0.11)	$23.83	(1.27)%	$290,928	1.50%	1.50%	(0.08)%	81%
—	—	$24.25	7.68%	$280,595	1.43%	1.43%	0.06%	60%

(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(F)	The portfolio turnover rate for 2018 and 2017 would have been 51% and 32%, respectively, if the absolute value of securities sold short liability was included in the denominator of the calculation.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 133

Research Opportunities Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$23.56	(0.02)	(3.01)	(3.03)	—
For the year ended December 31, 2017	$21.44	(0.12)	2.89	2.77	—
For the year ended December 31, 2016	$19.70	(0.04)	1.94	1.90	—
For the year ended December 31, 2015	$22.52	(0.06)	(1.14)	(1.20)	—
For the year ended December 31, 2014	$22.82	(0.07)	1.62	1.55	(0.02)

Class C
For the year ended December 31, 2018	$22.40	(0.19)	(2.84)	(3.03)	—
For the year ended December 31, 2017	$20.57	(0.28)	2.76	2.48	—
For the year ended December 31, 2016	$19.06	(0.19)	1.86	1.67	—
For the year ended December 31, 2015	$22.00	(0.21)	(1.11)	(1.32)	—
For the year ended December 31, 2014	$22.49	(0.24)	1.58	1.34	—

Class I
For the year ended December 31, 2018	$23.83	0.05	(3.07)	(3.02)	(0.01)
For the year ended December 31, 2017	$21.61	(0.06)	2.93	2.87	—
For the year ended December 31, 2016	$19.81	0.02	1.94	1.96	—
For the year ended December 31, 2015	$22.61	(0.01)	(1.13)	(1.14)	(0.04)
For the year ended December 31, 2014	$22.90	(0.01)	1.62	1.61	(0.07)

Class Y
For the year ended December 31, 2018	$23.88	0.07	(3.06)	(2.99)	(0.02)
For the year ended December 31, 2017	$21.63	(0.03)	2.93	2.90	—
For the year ended December 31, 2016	$19.80	0.04	1.95	1.99	—
For the year ended December 31, 2015	$22.64	0.02	(1.14)	(1.12)	(0.10)
For the year ended December 31, 2014	$22.92	0.03	1.62	1.65	(0.10)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.41% for Class A, 2.16% for Class C, 1.12% for Class I and 1.00% for Class Y.

See accompanying Notes to Financial Statements.

134 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.86)	(0.86)	$19.67	(13.06)%	$4,991	1.80%	(0.17)%	88	%(E)
(0.65)	(0.65)	$23.56	12.98%	$10,533	1.84%	(0.52)%	83	%(E)
(0.16)	(0.16)	$21.44	9.64%	$4,162	2.10%	(0.16)%	67%
(1.62)	(1.62)	$19.70	(5.29)%	$8,637	1.83%	(0.27)%	147%
(1.83)	(1.85)	$22.52	6.96%	$9,492	1.74%	(0.29)%	57%

(0.86)	(0.86)	$18.51	(13.74)%	$1,171	2.55%	(0.90)%	88	%(E)
(0.65)	(0.65)	$22.40	12.12%	$2,810	2.59%	(1.31)%	83	%(E)
(0.16)	(0.16)	$20.57	8.76%	$2,986	2.85%	(0.93)%	67%
(1.62)	(1.62)	$19.06	(5.96)%	$5,097	2.58%	(0.96)%	147%
(1.83)	(1.83)	$22.00	6.17%	$668	2.49%	(1.03)%	57%

(0.86)	(0.87)	$19.94	(12.86)%	$31,692	1.51%	0.17%	88	%(E)
(0.65)	(0.65)	$23.83	13.34%	$35,021	1.54%	(0.23)%	83	%(E)
(0.16)	(0.16)	$21.61	9.89%	$27,588	1.80%	0.05%	67%
(1.62)	(1.66)	$19.81	(5.00)%	$26,186	1.57%	(0.03)%	147%
(1.83)	(1.90)	$22.61	7.21%	$49,920	1.49%	(0.05)%	57%

(0.86)	(0.88)	$20.01	(12.73)%	$17,198	1.39%	0.29%	88	%(E)
(0.65)	(0.65)	$23.88	13.47%	$20,521	1.44%	(0.14)%	83	%(E)
(0.16)	(0.16)	$21.63	10.05%	$16,755	1.70%	0.19%	67%
(1.62)	(1.72)	$19.80	(4.91)%	$15,285	1.44%	0.10%	147%
(1.83)	(1.93)	$22.64	7.37%	$17,307	1.34%	0.11%	57%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	The portfolio turnover rate for 2018 and 2017 would have been 70% and 68%, respectively, if the absolute value of securities sold short liability was included in the denominator of the calculation.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 135

Financial Long-Short Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Financial Long-Short Fund	Net asset value beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$24.67	0.03	(4.43)	(4.40)	(0.01)
For the year ended December 31, 2017	$22.11	(0.03)	2.59	2.56	—
For the year ended December 31, 2016	$18.62	0.03	3.46	3.49	—
For the year ended December 31, 2015	$19.61	0.00	(F)	(0.92)	(0.92)	(0.07)
For the year ended December 31, 2014	$18.13	(0.02)	1.50	1.48	—

Class C
For the year ended December 31, 2018	$22.54	(0.14)	(4.01)	(4.15)	—
For the year ended December 31, 2017	$20.35	(0.19)	2.38	2.19	—
For the year ended December 31, 2016	$17.28	(0.10)	3.17	3.07	—
For the year ended December 31, 2015	$18.26	(0.13)	(0.85)	(0.98)	—
For the year ended December 31, 2014	$17.00	(0.15)	1.41	1.26	—

Class I
For the year ended December 31, 2018	$24.74	0.10	(4.45)	(4.35)	(0.09)
For the year ended December 31, 2017	$22.14	0.04	2.60	2.64	(0.04)
For the year ended December 31, 2016	$18.59	0.09	3.46	3.55	—
For the year ended December 31, 2015	$19.57	0.05	(0.91)	(0.86)	(0.12)
For the year ended December 31, 2014	$18.10	0.02	1.50	1.52	(0.05)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.41% for Class A, 2.16% for Class C and 1.12% for Class Y.

See accompanying Notes to Financial Statements.

136 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.10)	(0.11)	$20.16	(17.86)%	$4,925	1.85%	0.14%	45	%(E)
—	—	$24.67	11.58%	$9,243	1.89%	(0.16)%	27	%(E)
—	—	$22.11	18.74%	$10,161	2.00%	0.19%	34%
—	(0.07)	$18.62	(4.67)%	$10,760	1.85%	0.02%	63%
—	—	$19.61	8.16%	$12,043	1.74%	(0.10)%	51%

(0.10)	(0.10)	$18.29	(18.44)%	$1,594	2.60%	(0.65)%	45	%(E)
—	—	$22.54	10.76%	$1,916	2.64%	(0.90)%	27	%(E)
—	—	$20.35	17.77%	$1,714	2.75%	(0.56)%	34%
—	—	$17.28	(5.37)%	$1,845	2.60%	(0.75)%	63%
—	—	$18.26	7.41%	$2,233	2.49%	(0.86)%	51%

(0.10)	(0.19)	$20.20	(17.60)%	$17,620	1.56%	0.45%	45	%(E)
—	(0.04)	$24.74	11.90%	$23,836	1.59%	0.16%	27	%(E)
—	—	$22.14	19.10%	$20,518	1.71%	0.50%	34%
—	(0.12)	$18.59	(4.40)%	$14,812	1.58%	0.24%	63%
—	(0.05)	$19.57	8.42%	$15,310	1.49%	0.12%	51%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	The portfolio turnover rate for 2018 and 2017 would have been 35% and 23%, respectively, if the absolute value of securities sold short liability was included in the denominator of the calculation.

(F)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 137

Global Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated

Global Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized losses on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$14.42	0.11	(2.14)	(2.03)	(0.05)

Class I
For the year ended December 31, 2018	$14.42	0.15	(2.14)	(1.99)	(0.07)

Class Y
For the year ended December 31, 2018	$14.42	0.16	(2.14)	(1.98)	(0.07)

(A)	Inception date of the Fund is December 31, 2017. The Fund commenced public offering and operations on January 2, 2018.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

138 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(C)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

(0.67)	(0.72)	$11.67	(14.91)%	$66	1.18%	0.86%	84%

(0.67)	(0.74)	$11.69	(14.66)%	$4,440	0.89%	1.09%	84%

(0.67)	(0.74)	$11.70	(14.55)%	$10,214	0.77%	1.24%	84%

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 139

Short Duration Total Return Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Short Duration Total Return Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$10.11	0.33	(0.04)	0.29	(0.34)
For the year ended December 31, 2017	$10.04	0.30	0.09	0.39	(0.31)
For the period ended December 31, 2016	$10.00	0.09	0.03	0.12	(0.08)

Class I
For the year ended December 31, 2018	$10.11	0.36	(0.04)	0.32	(0.37)
For the year ended December 31, 2017	$10.03	0.33	0.10	0.43	(0.34)
For the period ended December 31, 2016	$10.00	0.10	0.03	0.13	(0.10)

Class Y
For the year ended December 31, 2018	$10.11	0.38	(0.04)	0.34	(0.38)
For the year ended December 31, 2017	$10.03	0.34	0.10	0.44	(0.35)
For the period ended December 31, 2016	$10.00	0.11	0.02	0.13	(0.10)

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced public offering and operations on July 5, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

140 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(C)		Net assets at end of period (000’s)	Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(D)

(0.01)	(0.35)	$10.05	2.88%		$18,789	0.81%		3.30%		67%
(0.01)	(0.32)	$10.11	3.97%		$20,511	0.83%		3.03%		82%
—	(0.08)	$10.04	1.19	%(E)	$222	0.83	%(F)	1.12	%(F)	19	%(E)

(0.01)	(0.38)	$10.05	3.18%		$308,341	0.52%		3.62%		67%
(0.01)	(0.35)	$10.11	4.33%		$61,136	0.53%		3.29%		82%
—	(0.10)	$10.03	1.26	%(E)	$14,707	0.53	%(F)	1.32	%(F)	19	%(E)

(0.01)	(0.39)	$10.06	3.38%		$252,137	0.40%		3.72%		67%
(0.01)	(0.36)	$10.11	4.43%		$231,290	0.43%		3.33%		82%
—	(0.10)	$10.03	1.29	%(E)	$182,527	0.44	%(F)	1.25	%(F)	19	%(E)

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued

(E)	Not annualized.

(F)	Annualized.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 141

Core Bond Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Core Bond Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$9.85	0.25	(0.13)	0.12	(0.26)
For the year ended December 31, 2017	$9.70	0.21	0.16	0.37	(0.22)
For the period ended December 31, 2016	$10.00	0.07	(0.28)	(0.21)	(0.09)

Class I
For the year ended December 31, 2018	$9.85	0.28	(0.13)	0.15	(0.29)
For the year ended December 31, 2017	$9.70	0.24	0.16	0.40	(0.25)
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)	(0.09)

Class Y
For the year ended December 31, 2018	$9.85	0.29	(0.13)	0.16	(0.30)
For the year ended December 31, 2017	$9.70	0.25	0.16	0.41	(0.26)
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)	(0.09)

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced public offering and operations on July 5, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

142 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(C)		Net assets at end of period (000’s)	Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(D)

—	(0.26)	$9.71	1.28%		$2,976	0.76%		2.60%		25%
—	(0.22)	$9.85	3.85%		$3,480	0.78%		2.10%		35%
—	(0.09)	$9.70	(2.28	)%(E)	$2,183	0.78	%(F)	0.87	%(F)	8	%(E)

—	(0.29)	$9.71	1.59%		$14,574	0.47%		2.92%		25%
—	(0.25)	$9.85	4.17%		$9,604	0.48%		2.40%		35%
—	(0.09)	$9.70	(2.14	)%(E)	$8,033	0.49	%(F)	1.02	%(F)	8	%(E)

—	(0.30)	$9.71	1.69%		$37,713	0.35%		3.03%		25%
—	(0.26)	$9.85	4.22%		$30,740	0.38%		2.49%		35%
—	(0.09)	$9.70	(2.11	)%(E)	$29,468	0.39	%(F)	1.00	%(F)	8	%(E)

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued

(E)	Not annualized.

(F)	Annualized.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 143

Corporate Credit Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Corporate Credit Fund	Net asset value beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$11.32	0.59	(0.56)	0.03	(0.58)
For the year ended December 31, 2017	$11.13	0.58	0.24	0.82	(0.58)
For the year ended December 31, 2016	$10.53	0.63	0.60	1.23	(0.62)
For the year ended December 31, 2015	$10.94	0.58	(0.44)	0.14	(0.55)
For the year ended December 31, 2014	$11.19	0.51	(0.28)	0.23	(0.48)

Class C
For the year ended December 31, 2018	$11.28	0.51	(0.56)	(0.05)	(0.50)
For the year ended December 31, 2017	$11.09	0.49	0.25	0.74	(0.50)
For the year ended December 31, 2016	$10.51	0.54	0.60	1.14	(0.55)
For the year ended December 31, 2015	$10.92	0.49	(0.43)	0.06	(0.47)
For the year ended December 31, 2014	$11.17	0.42	(0.27)	0.15	(0.40)

Class I
For the year ended December 31, 2018	$11.28	0.62	(0.54)	0.08	(0.62)
For the year ended December 31, 2017	$11.09	0.61	0.24	0.85	(0.61)
For the year ended December 31, 2016	$10.50	0.66	0.59	1.25	(0.65)
For the year ended December 31, 2015	$10.91	0.60	(0.43)	0.17	(0.58)
For the year ended December 31, 2014	$11.16	0.54	(0.27)	0.27	(0.52)

Class Y
For the year ended December 31, 2018	$11.27	0.64	(0.55)	0.09	(0.63)
For the year ended December 31, 2017	$11.09	0.62	0.24	0.86	(0.63)
For the year ended December 31, 2016	$10.50	0.67	0.59	1.26	(0.66)
For the year ended December 31, 2015	$10.91	0.62	(0.44)	0.18	(0.59)
For the year ended December 31, 2014	$11.16	0.55	(0.27)	0.28	(0.53)

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund's investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

144 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

—	(0.58)	$10.77	0.25%	$69,363	0.90%	0.91%	5.30%	112%
(0.05)	(0.63)	$11.32	7.56%	$64,204	0.92%	0.93%	5.07%	83%
(0.01)	(0.63)	$11.13	11.94%	$71,075	0.93%	0.93%	5.72%	119%
—	(0.55)	$10.53	1.19%	$44,354	0.95%	0.95%	5.24%	48%
—	(0.48)	$10.94	2.10%	$31,282	1.00%	1.00%	4.52%	56%

—	(0.50)	$10.73	(0.51)%	$24,968	1.65%	1.66%	4.56%	112%
(0.05)	(0.55)	$11.28	6.77%	$26,656	1.67%	1.68%	4.33%	83%
(0.01)	(0.56)	$11.09	11.06%	$29,607	1.68%	1.68%	4.98%	119%
—	(0.47)	$10.51	0.44%	$23,649	1.70%	1.70%	4.47%	48%
—	(0.40)	$10.92	1.37%	$24,088	1.75%	1.75%	3.80%	56%

—	(0.62)	$10.74	0.64%	$622,887	0.61%	0.62%	5.59%	112%
(0.05)	(0.66)	$11.28	7.87%	$536,203	0.62%	0.63%	5.39%	83%
(0.01)	(0.66)	$11.09	12.21%	$411,465	0.64%	0.64%	6.00%	119%
—	(0.58)	$10.50	1.49%	$247,522	0.75%	0.75%	5.51%	48%
—	(0.52)	$10.91	2.38%	$148,737	0.77%	0.77%	4.82%	56%

—	(0.63)	$10.73	0.75%	$26,221	0.49%	0.50%	5.71%	112%
(0.05)	(0.68)	$11.27	7.89%	$25,309	0.52%	0.53%	5.49%	83%
(0.01)	(0.67)	$11.09	12.34%	$21,310	0.54%	0.54%	6.33%	119%
—	(0.59)	$10.50	1.60%	$18,013	0.56%	0.56%	5.62%	48%
—	(0.53)	$10.91	2.54%	$15,831	0.60%	0.60%	4.96%	56%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 145

High Yield Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

High Yield Fund(A)	Net asset value beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2018	$10.77	0.62	(0.51)	0.11	(0.61)
For the year ended December 31, 2017	$10.65	0.65	0.38	1.03	(0.65)
For the year ended December 31, 2016	$10.14	0.70	0.71	1.41	(0.66)

Class I
For the year ended December 31, 2018	$10.78	0.65	(0.52)	0.13	(0.64)
For the year ended December 31, 2017	$10.65	0.68	0.39	1.07	(0.68)
For the year ended December 31, 2016	$10.14	0.73	0.71	1.44	(0.69)

Class Y
For the year ended December 31, 2018	$10.78	0.67	(0.53)	0.14	(0.65)
For the year ended December 31, 2017	$10.65	0.69	0.40	1.09	(0.70)
For the year ended December 31, 2016	$10.14	0.74	0.71	1.45	(0.70)

(A)	Inception date of the Fund is December 31, 2015. The Fund commenced public offering and operations on January 4, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

146 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value end of period	Total return(C)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

(0.05)	(0.66)	$10.22	0.97%	$1,674	0.96%	5.81%	145%
(0.26)	(0.91)	$10.77	9.96%	$296	0.99%	5.89%	137%
(0.24)	(0.90)	$10.65	14.29%	$185	0.99%	6.51%	123%

(0.05)	(0.69)	$10.22	1.16%	$23,499	0.67%	6.10%	145%
(0.26)	(0.94)	$10.78	10.36%	$14,185	0.69%	6.23%	137%
(0.24)	(0.93)	$10.65	14.62%	$23,989	0.70%	6.80%	123%

(0.05)	(0.70)	$10.22	1.27%	$29,274	0.55%	6.23%	145%
(0.26)	(0.96)	$10.78	10.48%	$16,623	0.59%	6.28%	137%
(0.24)	(0.94)	$10.65	14.73%	$7,752	0.60%	7.07%	123%

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 147

Diamond Hill Funds
Notes to Financial Statements
December 31, 2018

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Mid Cap Fund (“Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill All Cap Select Fund (“All Cap Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”), Diamond Hill Global Fund (“Global Fund”), Diamond Hill Short Duration Total Return Fund (“Short Duration Fund”), Diamond Hill Core Bond Fund (“Core Bond Fund”), Diamond Hill Corporate Credit Fund (“Corporate Credit Fund") and Diamond Hill High Yield Fund (“High Yield Fund”) are each a diversified series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

In December 2017, the partners of the Diamond Hill Global Fund, L.P. (the “Global Partnership”) approved the conversion of the Global Partnership into the Global Fund effective January 2, 2018. The Global Fund is a successor to the Global Partnership and has substantially the same investment objectives and strategies as did the Global Partnership. The Global Fund also has the same portfolio management team as the Global Partnership. The net assets contributed, resulting from these tax-free transactions were $2,163,364. In addition, limited partners of the Global Partnership were issued shares in the Global Fund based on the equivalent December 31, 2017 NAV per share in the Global Partnership. A total of 150,000 shares were issued at a NAV per share of $14.42. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Global Funds’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. The regulations include amendments, among other items, to: (i) require presentation of the total, rather than the components, of distributable earnings (accumulated deficit) on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statements of changes in net assets. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

With the exception of the Mid Cap Fund, Financial Long-Short Fund, Global Fund, Short Duration Fund, Core Bond Fund and High Yield Fund, the Funds offer four classes of shares:

148 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

Class A, Class C, Class I and Class Y. The Mid Cap Fund, Global Fund, Short Duration Fund, Core Bond Fund and High Yield Fund offer three classes of shares: Class A, Class I and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. With the exception of the Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund, Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price. The Short Duration Fund has a maximum sales charge on purchases of 2.25% and the Core Bond Fund, Corporate Credit Fund and High Yield Fund have a maximum sales charge on purchases of 3.50% as a percentage of the original purchase price. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within one year of the purchase date.

New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to be accreted to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASU 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The financial statements are prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 149

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid (long positions) or ask (short positions) price in the principal market where such securities are normally traded. Investments in other open-end investment companies are valued at their reported net asset value (“NAV”) per share. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity (i.e., market transactions for normal, institutional-size trading units of similar securities), readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, if amortized cost is determined to approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price becomes stale, or an event occurs that materially affects the furnished price) are valued by the Valuation & Liquidity Committee. In these cases, the Valuation & Liquidity Committee, established and appointed by the Board of Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

150 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

In accordance with procedures adopted by the Trust's Board of Trustees, fair value pricing may be used if events materially affecting the value of foreign equity securities occur between the time the exchange on which they are traded closes and the time the Funds’ NAVs are calculated. The Funds use a systematic valuation model, provided daily by an independent third party, to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy. As of December 31, 2018, nine international securities held in the Research Opportunities Fund and thirteen international securities held in the Global Fund were fair valued using this systematic valuation model. These securities had a total fair value of $3,533,331 and $4,605,994, representing 6.4% and 31.3%, respectively of net assets of the Funds.

As of December 31, 2018, the Small Cap Fund, Short Duration Fund, Corporate Credit Fund and High Yield Fund had approximately 0.2%, 0.6%, 0.1%, and 0.3%, respectively, of their net assets valued using estimates provided by the Valuation & Liquidity Committee.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities (Assets)
Small Cap Fund
Common Stocks*	$940,632,723	$—	$1,797,682	$942,430,405
Registered Investment Companies	151,472,532	—	—	151,472,532
Total	$1,092,105,255	$—	$1,797,682	$1,093,902,937
Small-Mid Cap Fund
Common Stocks*	$1,942,638,130	$—	$—	$1,942,638,130
Registered Investment Companies	200,719,972	—	—	200,719,972
Total	$2,143,358,102	$—	$—	$2,143,358,102
Mid Cap Fund
Common Stocks*	$100,296,263	$—	$—	$100,296,263
Registered Investment Companies	4,583,611	—	—	4,583,611
Total	$104,879,874	$—	$—	$104,879,874
Large Cap Fund
Common Stocks*	$5,041,929,490	$—	$—	$5,041,929,490
Registered Investment Companies	68,249,687	—	—	68,249,687
Total	$5,110,179,177	$—	$—	$5,110,179,177

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 151

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
All Cap Select Fund
Common Stocks*	$189,335,352	$—	$—	$189,335,352
Registered Investment Companies	11,904,844	—	—	11,904,844
Total	$201,240,196	$—	$—	$201,240,196
Long-Short Fund
Common Stocks*	$3,194,877,940	$—	$—	$3,194,877,940
Registered Investment Companies	1,159,499,002	—	—	1,159,499,002
Total	$4,354,376,942	$—	$—	$4,354,376,942
Research Opportunities Fund
Common Stocks*	$53,806,371	$3,533,331	$—	$57,339,702
Registered Investment Companies	10,829,528	—	—	10,829,528
Total	$64,635,899	$3,533,331	$—	$68,169,230
Financial Long-Short Fund
Common Stocks*	$23,478,650	$—	$—	$23,478,650
Registered Investment Companies	4,819,120	—	—	4,819,120
Total	$28,297,770	$—	$—	$28,297,770
Global Fund
Common Stocks*	$8,640,227	$4,605,993	$—	$13,246,220
Registered Investment Companies	1,681,591	—	—	1,681,591
Total	$10,321,818	$4,605,993	$—	$14,927,811
Short Duration Fund
Corporate Credit*	$—	$39,161,059	$—	$39,161,059
Securitized*	—	453,888,165	—	453,888,165
Treasury	—	49,499,154	—	49,499,154
Registered Investment Companies	61,489,974	—	—	61,489,974
Total	$61,489,974	$542,548,378	$—	$604,038,352
Core Bond Fund
Corporate Credit*	$—	$9,344,564	$—	$9,344,564
Government Related	—	635,221	—	635,221
Securitized*	—	33,712,364	—	33,712,364
Treasury	—	10,802,982	—	10,802,982
Registered Investment Companies	2,703,867	—	—	2,703,867
Total	$2,703,867	$54,495,131	$—	$57,198,998
Corporate Credit Fund
Collateralized Debt Obligations	$—	$1,066,778	$—	$1,066,778
Corporate Bonds*	—	665,677,653	—	665,677,653
Registered Investment Companies	140,600,477	—	—	140,600,477
Total	$140,600,477	$666,744,431	$—	$807,344,908

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
High Yield Fund
Corporate Bonds*	$—	$50,577,958	$—	$50,577,958
Securitized*	—	455,960	—	455,960
Registered Investment Companies	7,562,028	—	—	7,562,028
Total	$7,562,028	$51,033,918	$—	$58,595,946
Investments in Securities Sold Short (Liabilities)
Long-Short Fund
Common Stocks*	$(730,406,950)	$—	$—	$(730,406,950)
Research Opportunities Fund
Common Stocks*	$(10,633,400)	$—	$—	$(10,633,400)
Financial Long-Short Fund
Common Stocks*	$(3,329,538)	$—	$—	$(3,329,538)

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

The following table presents the Small Cap Fund's assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2018.

Value, December 31, 2017	$14,144,401
Purchases	—
Sales*	(11,886,561)
Net realized gains	4,626,639
Net change in unrealized appreciation (depreciation)**	(5,086,797)
Value, December 31, 2018	$1,797,682

*	Includes return of capital distributions.
**	Represents change in unrealized appreciation on investments still held at December 31, 2018.

There were no transfers into or out of Level 3 for the year ended December 31, 2018.

The following table summarizes the valuation techniques used and unobservable inputs approved and monitored by the Board of Trustees to determine the fair value of Small Cap Fund’s Level 3 common stocks as of December 31, 2018:

	Fair Value	Valuation Technique	Unobservable Input	Range	Impact to Valuation From a Decrease in Input
Common stocks	$1,797,682	Net present value calculation of net asset value of the liquidating trust	Value of assets and liabilities in liquidating trust	$0.93 per share	Decrease in Valuation
			Discount rate	9%	Increase in valuation

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 153

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

This security is presently part of a liquidating trust. The Valuation & Liquidity Committee’s valuation method for this security is based on calculating a share price based on the NAV by reviewing the latest available public information on assets and liabilities held in the liquidating trust. Once the NAV is calculated, the Valuation & Liquidity Committee applies an appropriate market discount rate used to calculate the net present value of the expected cash flows that will potentially be received by the Fund.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, Corporate Credit Fund and High Yield Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security that the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales and other liquid securities are maintained by the custodian and are used as collateral. Cash collateral is shown as “Cash deposits with custodian for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Custodian” on the Schedules of Investments. Liquid securities pledged as collateral are noted on the Schedules of Investments.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (specifically dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Funds’ investment adviser, Diamond Hill Capital Management, Inc. (“DHCM”), to accurately anticipate the future value of a security.

Securities lending — Under the terms of the securities lending agreement with State Street Bank and Trust Company (“State Street”), State Street is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the Funds each retain a portion of their respective net securities lending income and pay State Street the remaining portion. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into a master netting agreement and collateral agreement with State Street that provide the Funds, in the event of default (such as bankruptcy or borrower’s failure to pay or perform), the right to net rights and obligations under such agreements and liquidate and set off collateral against the net amount owed to the Funds.

154 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

As of December 31, 2018, the fair value of securities on loan and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$66,701,832	$69,247,105
Small-Mid Cap Fund	110,047,575	113,415,244
Mid Cap Fund	164,296	174,752
Large Cap Fund	22,481,238	22,427,413
All Cap Select Fund	5,762,072	5,887,350
Long-Short Fund	722,576,431	731,985,447
Research Opportunities Fund	10,722,396	10,829,528
Financial Long-Short Fund	4,089,373	4,179,127
Global Fund	238,727	243,114
Short Duration Fund	9,930,733	10,196,620
Core Bond Fund	1,943,201	2,009,784
Corporate Credit Fund	73,522,578	76,057,038
High Yield Fund	4,994,613	5,186,415

Security transactions — Throughout the reporting period, investment transactions are generally recorded on trade date but no later than the first business day following trade date. For financial reporting purposes, investments are recorded on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income and expense are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method and included in interest income. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Taxes on foreign dividends and/or capital gains have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 155

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

Each Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable), and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or penalties.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Global Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. In the current year, the Large Cap Fund had a redemption-in-kind transaction which resulted in such reclassification. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Foreign securities risk — Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be higher when investing in emerging markets. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns.

156 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains (losses) on investments in the Statements of Operations. Net realized and unrealized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Investment Transactions

For the year ended December 31, 2018, purchases and sales (including maturities) of investment securities (excluding short-term securities, U.S. government obligations and in-kind transactions) were as follows:

	Purchases	Sales
Small Cap Fund	$286,087,110	$332,126,032
Small-Mid Cap Fund	640,109,744	590,305,027
Mid Cap Fund	30,460,471	22,641,378
Large Cap Fund	1,732,751,450	1,669,267,054
All Cap Select Fund	209,661,197	171,061,270
Long-Short Fund	2,342,944,475	3,079,304,777
Research Opportunities Fund	47,876,468	55,785,800
Financial Long-Short Fund	11,781,878	15,377,257
Global Fund	25,159,651	11,381,242
Short Duration Fund	458,394,647	266,260,742
Core Bond Fund	26,266,152	12,366,756
Corporate Credit Fund	854,710,009	714,025,104
High Yield Fund	87,645,377	63,937,424

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 157

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2018:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$294,245	0.02%
Small-Mid Cap Fund	486,387	0.02%
Mid Cap Fund	17,967	0.02%
Large Cap Fund	1,019,296	0.02%
All Cap Select Fund	163,658	0.08%
Long-Short Fund	1,574,239	0.04%
Research Opportunities Fund	42,964	0.08%
Financial Long-Short Fund	15,333	0.06%
Global Fund	19,385	0.13%

Investment Advisory Fees and Other Transactions with Affiliates

As of December 31, 2018, the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, Global Fund, Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund each receive investment management and advisory services from DHCM under management agreements that provide for fees to be paid monthly at an annual rate of 0.80%, 0.75%, 0.60%, 0.50%, 0.70%, 0.90%, 0.95%, 0.95%, 0.70%, 0.35%, 0.30%, 0.45% and 0.50%, respectively, of the Fund’s average daily net assets. The management agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM is paid a fee monthly at an annual rate of 0.21% for Class A Shares and Class C Shares, 0.17% for Class I Shares and 0.05% for Class Y shares of each class’ average daily net assets. Prior to February 28, 2018, the fees paid by Class A shares, Class C shares, Class I shares and Class Y shares under the administrative services agreement were 0.23%, 0.23%, 0.18% and 0.08%, respectively, of each class’ average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory fees, distribution fees, custody fees, brokerage fees, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan on behalf of each Fund’s Class A and Class C Shares (the “Plan”). Under the Plan, Class A shares pay a distribution fee monthly at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay distribution and shareholder-servicing fees monthly at an annual rate of 0.75% and 0.25%, respectively, of Class C’s average daily net assets. Class I and Class Y shares are not subject

158 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

to any distribution or shareholder-servicing fees. The Trust has entered into a Distribution Agreement on behalf of the Funds with Foreside Financial Services, LLC (formerly BHIL Distributors, LLC) (“Distributor”). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

During the year ended December 31, 2018, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$1,837
Small-Mid Cap Fund	2,159
Mid Cap Fund	948
Large Cap Fund	19,231
All Cap Select Fund	896
Long-Short Fund	11,018
Research Opportunities Fund	1,261
Financial Long-Short Fund	1,918
Short Duration Fund	1,173
Corporate Credit Fund	8,335
High Yield Fund	1,110

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds during the year ended December 31, 2018 as follows:

Small Cap Fund	$817
Small-Mid Cap Fund	715
Large Cap Fund	2,385
Long-Short Fund	164
Research Opportunities Fund	229
Corporate Credit Fund	901

The Funds may invest in one or more Diamond Hill Funds. The Fund's adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Funds. This fee waiver is accrued daily and settled monthly. During the year ended December 31, 2018, the Funds reduced investment advisory fees as follows:

Small Cap Fund	$183,182
Small-Mid Cap Fund	168,277
Mid Cap Fund	7,708
All Cap Select Fund	9,481
Long-Short Fund	313,478
Corporate Credit Fund	100,246

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 159

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, All Cap Select Fund, Long-Short Fund and Corporate Credit Fund each own Class Y shares of the Short Duration Fund, thereby making the Short Duration Fund an affiliated company as defined by the 1940 Act.

Information regarding the Funds’ holdings in the Short Duration Fund during the year ended December 31, 2018 is as follows:

Affiliated Fund	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	All Cap Select Fund	Long-Short Fund	Corporate Credit Fund
Short Duration Fund
Value, December 31, 2017	$56,711,326	$47,270,443	$2,163,880	$2,834,923	$83,461,099	$26,071,860
Purchases	1,952,766	1,834,449	83,974	98,838	8,421,277	6,098,789
Sales	(19,000,000)	(10,000,000)	—	(2,922,516)	—	—
Realized Losses	(41,074)	(52,594)	—	(578)	—	—
Change in Unrealized Appreciation/Depreciation	(218,013)	(183,272)	(10,797)	(10,667)	(439,412)	(141,982)
Value, December 31, 2018	$39,405,005	$38,869,026	$2,237,057	$0	$91,442,964	$32,028,667
Income Distributions	$1,952,767	$1,834,449	$83,975	$98,838	$3,418,277	$1,098,789

During the year ended December 31, 2018, the Research Opportunities Fund sold securities to the Corporate Credit Fund and the High Yield Fund and proceeds totaled $210,144 and $315,217, respectively. The Research Opportunities Fund realized gains totaling $18,161 due to the sale of these securities. Diamond Hill Investment Partners, L.P., an affiliate of the Funds, sold securities to the Corporate Credit Fund and proceeds totaled $2,101,444. These transactions, which were effected at the then current market prices as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act.

The Officers of the Trust are affiliated with DHCM. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Each Trustee receives an annual retainer of $50,000, an in-person meeting fee of $8,000 and a July telephonic meeting fee of $2,000 from DHCM. The Independent Chairperson of the Board also receives an additional $3,000 for each in person meeting. The Audit and Nominating Committee Chairpersons receive an additional $2,000 per Committee meeting. Collectively, the Independent Trustees were paid $354,000 in fees during the year ended December 31, 2018. In addition, DHCM reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

160 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Mid Cap Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$2,748,773	$8,953,988	$11,364,354	$19,398,370	$836,404	$748,623
Long-term capital gains	101,045,861	88,772,138	85,762,400	65,486,019	2,432,843	1,302,765
Total distributions	$103,794,634	$97,726,126	$97,126,754	$84,884,389	$3,269,247	$2,051,388

	Large Cap Fund		All Cap Select Fund		Long-Short Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$79,248,954	$66,986,238	$3,669,241	$156,520	$27,187,756	$1,671,913
Long-term capital gains	146,758,591	200,036,620	17,028,959	—	161,714,915	98,972,122
Total distributions	$226,007,545	$267,022,858	$20,698,200	$156,520	$188,902,671	$100,644,035

	Research Opportunities Fund		Financial Long-Short Fund		Global Fund
	2018	2017	2018	2017	2018
Distributions paid from:
Ordinary income	$21,893	$—	$85,147	$34,066	$372,462
Long-term capital gains	2,194,400	1,835,991	117,259	—	183,247
Total distributions	$2,216,293	$1,835,991	$202,406	$34,066	$555,709

	Short Duration Fund		Core Bond Fund		Corporate Credit Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$16,643,635	$9,569,679	$1,575,062	$1,084,775	$38,890,760	$35,751,753
Long-term capital gains	4,015	—	—	—	—	—
Total distributions	$16,647,650	$9,569,679	$1,575,062	$1,084,775	$38,890,760	$35,751,753

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 161

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

	High Yield Fund
	2018	2017
Distributions paid from:
Ordinary income	$2,950,438	$2,578,546
Long-term capital gains	199,225	—
Total distributions	$3,149,663	$2,578,546

The following information is computed on a tax basis for each item as of December 31, 2018:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Net unrealized appreciation (depreciation) on portfolio investments	$139,687,361	$50,937,450	$(1,838,261)	$632,211,261
Undistributed capital gains	25,068,392	2,758,727	86,120	117,408,565
Qualified late-year losses	(2,305,092)	(2,027,131)	—	(12,153,409)
Distributable earnings (accumulated deficit)	$162,450,661	$51,669,046	$(1,752,141)	$737,466,417

	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund
Net unrealized appreciation (depreciation) on portfolio investments	$(19,813,532)	$384,446,204	$(1,800,827)	$(978,528)
Undistributed ordinary income	471,226	—	—	41,650
Undistributed capital gains	4,348,955	20,046,963	—	—
Qualified late-year losses	—	—	(113,924)	—
Accumulated capital and other losses	—	—	—	(629,939)
Distributable earnings (accumulated deficit)	$(14,993,351)	$404,493,167	$(1,914,751)	$(1,566,817)

	Global Fund	Short Duration Fund	Core Bond Fund	Corporate Credit Fund
Net unrealized appreciation (depreciation) on portfolio investments	$(2,807,725)	$(1,170,464)	$(926,294)	$(30,075,518)
Undistributed ordinary income	47,545	—	5,643	303,311
Qualified late-year losses	—	(282,774)	—	—
Accumulated capital and other losses	—	—	(187,033)	(2,412,492)
Accumulated deficit	$(2,760,180)	$(1,453,238)	$(1,107,684)	$(32,184,699)

High Yield Fund
Net unrealized appreciation (depreciation) on portfolio investments	$(2,026,400)
Qualified late-year losses	(63,971)
Accumulated deficit	$(2,090,371)

162 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

Qualified late-year losses listed above incurred after October 31, 2018 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year.

As of December 31, 2018, the Funds' federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments were as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Tax cost of portfolio investments	$954,215,576	$2,092,420,652	$106,718,135	$4,477,967,916
Gross unrealized appreciation	289,035,915	309,194,751	11,163,323	1,107,748,283
Gross unrealized depreciation	(149,348,554)	(258,257,301)	(13,001,854)	(475,537,022)
Net unrealized appreciation (depreciation) on portfolio investments	$139,687,361	$50,937,450	$(1,838,261)	$632,211,261

	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund
Tax cost of portfolio investments	$221,053,728	$3,239,523,788	$59,336,721	$25,946,760
Gross unrealized appreciation	9,867,051	597,114,390	4,434,760	1,958,710
Gross unrealized depreciation	(29,680,583)	(212,668,186)	(6,235,587)	(2,937,238)
Net unrealized appreciation (depreciation) on portfolio investments	$(19,813,532)	$384,446,204	$(1,800,827)	$(978,528)

	Global Fund	Short Duration Fund	Core Bond Fund	Corporate Credit Fund
Tax cost of portfolio investments	$17,735,473	$605,208,816	$58,125,292	$837,420,426
Gross unrealized appreciation	180,472	4,608,685	727,564	791,024
Gross unrealized depreciation	(2,988,197)	(5,779,149)	(1,653,858)	(30,866,542)
Net unrealized depreciation on portfolio investments	$(2,807,725)	$(1,170,464)	$(926,294)	$(30,075,518)

High Yield Fund
Tax cost of portfolio investments	$60,622,346
Gross unrealized appreciation	42,842
Gross unrealized depreciation	(2,069,242)
Net unrealized depreciation on portfolio investments	$(2,026,400)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and unreversed inclusions of Passive Foreign Investment Companies.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 163

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

For the latest tax year ended December 31, 2018, the following Funds have capital loss carry forwards ("CLCFs") as summarized below.

CLCFs not subject to expiration:

	Financial Long Short Fund	Core Bond Fund	Corporate Credit Fund
No expiration - short-term	$629,939	$54,926	$2,412,492
No expiration - long-term	—	132,107	—
	$629,939	$187,033	$2,412,492

During the year ended December 31, 2018, Large Cap Fund realized $580,849 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received investment securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed investment securities on the date of redemption exceeds the cost of those investment securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

Reclassification of capital accounts — Reclassifications result primarily from utilization of earnings and profits on shareholder redemptions, and redemption in-kind transactions. The following reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present each Fund’s capital accounts on a tax basis:

	Paid-In Capital	Distributable Earnings (Accumulated Deficit)
Small Cap Fund	$18,701,557	$(18,701,557)
Small-Mid Cap Fund	7,489,892	(7,489,892)
Mid Cap Fund	324,890	(324,890)
Large Cap Fund	28,417,637	(28,417,637)
All Cap Select Fund	1,967,582	(1,967,582)
Long-Short Fund	35,496,109	(35,496,109)
Research Opportunities Fund	13,058	(13,058)
Financial Long-Short Fund	(37,594)	37,594
Global Fund	—	—
Short Duration Fund	113,368	(113,368)
Core Bond Fund	1	(1)
Corporate Credit Fund	2,235	(2,235)
High Yield Fund	7,239	(7,239)

164 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2018

Line of Credit

The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, Global Fund, Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund each has an unsecured line of credit up to 20.0%, 20.0%, 20.0%, 33.3%, 25.0%, 15.0%, 15.0%, 10.0%, 20.0%, 20.0%, 20.0%, 15.0% and 15.0%, respectively, of its net assets, with a total maximum of $40,000,000.

Borrowings under the agreement bear interest at the higher of Federal Funds Rate or one month LIBOR plus 1.25%. The line of credit is available until June 5, 2019, unless extended, when any advances are to be repaid. During the year ended December 31, 2018, no amounts were drawn from the available lines.

Subsequent Events

The Funds evaluated events from December 31, 2018 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements, other than disclosed below:

Effective February 28, 2019, the investment advisory fee for the Global Fund decreased from 0.70% to 0.65%.

On February 14, 2019, the Board of Trustees approved an Agreement and Plan of Reorganization to merge the Financial Long-Short Fund with and into the Research Opportunities Fund. The merger is subject to the approval of Financial Long-Short Fund shareholders.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 165

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Diamond Hill Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets & liabilities, including the schedules of investments and investments sold short, of Diamond Hill Funds comprising Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill All Cap Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, Diamond Hill Global Fund, Diamond Hill Short Duration Total Return Fund, Diamond Hill Core Bond Fund, Diamond Hill Corporate Credit Fund, and Diamond Hill High Yield Fund (the “Funds”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years or periods ended December 31, 2017, and prior, were audited by other auditors whose report dated February 16, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

166 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Report of Independent Registered Public Accounting Firm (Continued)

We have served as the auditor of one or more funds advised by Diamond Hill Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 15, 2019

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 167

Diamond Hill Funds
Other Items
December 31, 2018 (Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve-month period ended June 30 are available without charge upon request by calling toll free number 1-888-226-5595, or through the Funds' website, or on the Securities and Exchange Commission’s ("Commission") website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing is available on the Commission’s website. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2018 qualify for the corporate dividends received deduction:

Small Cap Fund	100.00%
Small-Mid Cap Fund	100.00%
Mid Cap Fund	100.00%
Large Cap Fund	100.00%
All Cap Select Fund	72.89%
Long-Short Fund	100.00%
Research Opportunities Fund	100.00%
Financial Long-Short Fund	100.00%
Global Fund	20.52%
Short Duration Fund	0.00%
Core Bond Fund	0.00%
Corporate Credit Fund	0.00%
High Yield Fund	0.00%

168 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Other Items
December 31, 2018 (Unaudited) (Continued)

Qualified Dividend Income

The Funds have designated the following percentages of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2018.

Small Cap Fund	100.00%
Small-Mid Cap Fund	100.00%
Mid Cap Fund	100.00%
Large Cap Fund	100.00%
All Cap Select Fund	78.06%
Long-Short Fund	100.00%
Research Opportunities Fund	100.00%
Financial Long-Short Fund	100.00%
Global Fund	50.74%
Short Duration Fund	0.00%
Core Bond Fund	0.00%
Corporate Credit Fund	0.00%
High Yield Fund	0.00%

Capital Gain Distribution

For the year ended December 31, 2018, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$101,045,861
Small-Mid Cap Fund	85,762,400
Mid Cap Fund	2,424,843
Large Cap Fund	146,758,591
All Cap Select Fund	17,028,959
Long-Short Fund	161,714,915
Research Opportunities Fund	2,194,400
Financial Long-Short Fund	117,259
Global Fund	183,247
Short Duration Fund	4,015
High Yield Fund	199,225

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 169

Diamond Hill Funds
Other Items
December 31, 2018 (Unaudited) (Continued)

Change in Independent Auditor

On August 16, 2018, Cohen & Company, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing Ernst & Young LLP (“EY”) as independent auditor of the Funds. The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was ratified by the Trust’s Board of Trustees.

EY’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of EY’s replacement, there were no disagreements between the Trust and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Prior to August 16, 2018, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

Trustee Approval of Investment Advisory Agreement

Renewal of Management Agreement for All Funds

The Trustees of Diamond Hill Funds (the “Trust”) considered a broad range of information specifically requested and relating to their consideration of the continuance of the investment advisory agreement at regularly scheduled meetings on July 18, 2018, and August 16, 2018. By a unanimous vote, the Trustees approved the Amended and Restated Investment Management Agreement (“Management Agreement”) between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for each series of the Trust (each separately, a “Fund”). The following disclosure encompasses the discussion at the August 16, 2018, meeting. The Trustees discussed the following factors, on a Fund-by-Fund basis, in connection with the Trust’s Management Agreement:

a)

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by the Adviser under the Management Agreement, including a review of the services provided thereunder, the fee rates, fees paid, and expenses assumed. They also considered the Adviser’s overall reputation, integrity and mission to serve its clients through a disciplined intrinsic-value-based approach to investment that aligns the Adviser’s interests with those of its clients. The Trustees noted the qualifications of the investment staff and other key personnel of the Adviser and that the Adviser continues to invest significant resources in human capital and attract and retain top talent. The Trustees also reviewed the Adviser’s succession plan for key investment and management staff. In addition, the Trustees reviewed information related to the compensation structure for portfolio managers and other key investment personnel.

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Diamond Hill Funds
Other Items
December 31, 2018 (Unaudited) (Continued)

b)

Investment Performance of the Funds. In evaluating the performance of each Fund, the Trustees reviewed each Fund’s absolute performance, performance relative to its passive benchmark, performance relative to a custom peer group, and performance relative to the Fund’s Morningstar category, each as of June 30, 2018.

c)

Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rate for each Fund under the Management Agreement was below both the average and median rates of the applicable Fund’s custom peer group.

d)

Reasonableness of Total Expenses. The Trustees noted that the total expenses for each share class of each Fund were at or below the median total expenses of comparable funds within the applicable Fund’s custom peer group.

e)

Reasonableness of Investment Advisory Fees as Compared to Fees Charged to Other Clients. The Trustees reviewed the fees paid by each of the Adviser’s other clients, as well as a summary of the differences in services provided and how these differences affect fees, including the difference between serving as an adviser versus a sub-adviser. With limited exceptions, the Trustees observed that the investment advisory fees charged by the Adviser to the Funds were comparable to the investment advisory fees the Adviser charges its other similarly managed accounts (i.e., private partnerships and separately managed accounts).

f)

Profitability. The Trustees considered the reasonableness of each Fund’s profitability to the Adviser and the Adviser’s methodology for calculating its profitability. The Trustees concluded that the Adviser’s pre-tax profit margin under the Management Agreement represented a fair and entrepreneurial profit for managing the Funds. The Trustees noted that the Adviser is also the administrator to the Funds (under the “Administration Agreement”) and the Trustees reviewed a separate profitability analysis relating to the administrative services provided to the Funds. The Trustees concluded that the profit margin under the Administration Agreement represented a fair and entrepreneurial profit for serving as administrator to the Funds.

g)

Economies of Scale. The Trustees reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, the Adviser has adopted a different strategy. The Trustees considered that rather than instituting break points, the Adviser has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, the Adviser prefers to close a strategy to new investors so that it can efficiently manage the Fund’s assets and attempt to fulfill its responsibility to add value to existing investors. The Trustees noted that three of the Funds are currently closed to most new investors. The Trustees also noted that the Adviser has a history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of economies of scale, with the most recent reduction having taken place on February 28, 2018.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 171

Diamond Hill Funds
Other Items
December 31, 2018 (Unaudited) (Continued)

h)

Ancillary Benefits. The Trustees considered ancillary benefits received by the Adviser as a result of its relationship with the Funds, including the ability to negotiate favorable commissions rates and have access to research that benefits all of the Adviser’s clients, the ability to serve as sub-adviser to other mutual funds, and the ability to launch an exchange-traded fund. The Trustees noted that the Adviser is the administrator to the Funds (under the Administration Agreement) and is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of Class C Shares of the Funds.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by the Adviser from each Fund was fair and reasonable and the continuance of the Management Agreement for all of the Funds was in the best interests of each Fund and its shareholders.

172 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as sales charges and fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2018 and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	845.00	1,018.91	5.81	6.36	1.25%
Class C	1,000.00	1,000.00	841.70	1,015.12	9.29	10.16	2.00%
Class I	1,000.00	1,000.00	846.00	1,020.37	4.46	4.88	0.96%
Class Y	1,000.00	1,000.00	846.70	1,020.98	3.90	4.27	0.84%
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	859.20	1,019.13	5.64	6.13	1.20%
Class C	1,000.00	1,000.00	855.80	1,015.35	9.15	9.93	1.96%
Class I	1,000.00	1,000.00	860.20	1,020.60	4.29	4.65	0.91%
Class Y	1,000.00	1,000.00	860.90	1,021.20	3.72	4.04	0.79%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 173

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Mid Cap Fund
Class A	1,000.00	1,000.00	882.10	1,019.89	5.01	5.37	1.06%
Class I	1,000.00	1,000.00	883.40	1,021.35	3.63	3.90	0.76%
Class Y	1,000.00	1,000.00	883.50	1,021.95	3.06	3.29	0.64%
Large Cap Fund
Class A	1,000.00	1,000.00	929.00	1,020.36	4.67	4.89	0.96%
Class C	1,000.00	1,000.00	925.30	1,016.58	8.31	8.70	1.71%
Class I	1,000.00	1,000.00	930.20	1,021.82	3.26	3.42	0.67%
Class Y	1,000.00	1,000.00	930.60	1,022.43	2.68	2.81	0.55%
All Cap Select Fund
Class A	1,000.00	1,000.00	870.90	1,019.37	5.46	5.89	1.16%
Class C	1,000.00	1,000.00	867.80	1,015.59	8.98	9.70	1.91%
Class I	1,000.00	1,000.00	872.70	1,020.84	4.09	4.41	0.87%
Class Y	1,000.00	1,000.00	873.00	1,021.44	3.52	3.80	0.75%
Long-Short Fund
Class A	1,000.00	1,000.00	944.20	1,016.63	8.33	8.64	1.70%
Class C	1,000.00	1,000.00	940.80	1,012.85	11.99	12.43	2.45%
Class I	1,000.00	1,000.00	945.40	1,018.10	6.91	7.17	1.41%
Class Y	1,000.00	1,000.00	946.10	1,018.71	6.32	6.56	1.29%
Research Opportunities Fund
Class A	1,000.00	1,000.00	866.80	1,016.07	8.53	9.21	1.81%
Class C	1,000.00	1,000.00	863.00	1,012.27	12.05	13.01	2.57%
Class I	1,000.00	1,000.00	867.80	1,017.53	7.17	7.74	1.52%
Class Y	1,000.00	1,000.00	868.70	1,018.14	6.60	7.13	1.40%
Financial Long-Short Fund
Class A	1,000.00	1,000.00	834.90	1,017.96	6.65	7.31	1.44%
Class C	1,000.00	1,000.00	831.80	1,014.17	10.11	11.11	2.19%
Class I	1,000.00	1,000.00	836.20	1,019.42	5.31	5.84	1.15%
Global Fund
Class A	1,000.00	1,000.00	851.50	1,022.79	2.24	2.44	0.48%
Class I	1,000.00	1,000.00	852.70	1,024.24	0.89	0.97	0.19%
Class Y	1,000.00	1,000.00	853.20	1,024.85	0.33	0.36	0.07%
Short Duration Fund
Class A	1,000.00	1,000.00	1,016.40	1,021.13	4.11	4.12	0.81%
Class I	1,000.00	1,000.00	1,017.80	1,022.59	2.64	2.65	0.52%
Class Y	1,000.00	1,000.00	1,018.30	1,023.19	2.03	2.04	0.40%
Core Bond Fund
Class A	1,000.00	1,000.00	1,021.60	1,021.36	3.89	3.88	0.76%
Class I	1,000.00	1,000.00	1,023.30	1,022.83	2.40	2.40	0.47%
Class Y	1,000.00	1,000.00	1,022.80	1,023.43	1.79	1.79	0.35%

174 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Corporate Credit Fund
Class A	1,000.00	1,000.00	990.10	1,020.69	4.49	4.56	0.90%
Class C	1,000.00	1,000.00	986.20	1,016.91	8.24	8.36	1.65%
Class I	1,000.00	1,000.00	991.60	1,022.15	3.04	3.09	0.61%
Class Y	1,000.00	1,000.00	992.20	1,022.76	2.44	2.47	0.49%
High Yield Fund
Class A	1,000.00	1,000.00	990.70	1,020.36	4.82	4.89	0.96%
Class I	1,000.00	1,000.00	992.20	1,021.82	3.37	3.42	0.67%
Class Y	1,000.00	1,000.00	992.80	1,022.43	2.77	2.81	0.55%

*

Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 175

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	13	Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, December 2017 to present
Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present.	13	None
D’Ray Moore Rice Year of Birth: 1959	Chairman Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present.	13	Advisors Investment Trust, July 2011 to present
Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired 2012 to present.	13	None

176 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM

Diamond Hill Funds

PRINCIPAL OFFICERS:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least The Last 5 Years
Thomas E. Line Year of Birth: 1967	Chief Executive Officer	Since November 2014

Chief Financial Officer and Treasurer of Diamond Hill Investment Group, Inc., from January 2015 to present. Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to January 2015; Chief Operating Officer of Lancaster Pollard & Company, January 2012 to April 2014; Managing Director and Chief Financial Officer of Red Capital Group, October 2005 to January 2012.

Gary R. Young Year of Birth: 1969	President	Since November 2014

Secretary of the Trust, May 2004 to November 2014; Chief Administrative Officer of the Trust, October 2010 to November 2014; Managing Director — Administration of Diamond Hill Capital Management, Inc., January 2015 to present; Chief Compliance Officer of Diamond Hill Capital Management Inc., October 2010 to present; Controller of Diamond Hill Investment Group, Inc., April 2004 to March 2015.

Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.
Maureen K. Goldenberg Year of Birth: 1968	Chief Compliance Officer	Since October 2017

Director-Compliance, Diamond Hill Capital Management, Inc., September 2017 to present; Chief Compliance Officer, Rockbridge Capital LLC, 2016 to 2017; Partner/Chief Compliance Officer North America Investments & Canada, Mercer Investments, Inc., 2015 to 2016; Vice President and Chief Compliance Officer, Fund Evaluation Group, LLC, 2011 to 2015.

Julie A. Roach Year of Birth: 1971	Treasurer	Since October 2017	Director-Fund Administration, Diamond Hill Capital Management, Inc., September 2017 to present; Assistant Treasurer - Head of Valuation Oversight, J.P. Morgan Asset Management, August 2012 to 2017.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2018 | DIAMOND-HILL.COM 177

INVESTMENT ADVISER: DIAMOND HILL CAPITAL MANAGEMENT, INC.

DISTRIBUTOR: FORESIDE FINANCIAL SERVICES, LLC (MEMBER FINRA)

DIAMOND-HILL.COM | 855.255.8955 | 325 JOHN H. MCCONNELL BLVD | SUITE 200 | COLUMBUS, OHIO | 43215

DH-AR123118

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. Tamara L. Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $201,000 and $218,500 in fiscal 2018 and 2017, respectively. 2018 and 2017 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2018 and 2017.

(c) Tax Fees. Fees for tax compliance services totaled $58,500 and $67,570 in fiscal 2018 and 2017, respectively.

(d) All Other Fees. There were no other fees in fiscal 2018 and 2017.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $71,000 and $91,370 in 2018 and 2017, respectively.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Diamond Hill Funds

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date: February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date: February 21, 2019

By (Signature and Title)	/s/ Julie A. Roach
Julie A. Roach, Principal Financial Officer

Date: February 21, 2019